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                                                                   Exhibit 10.15



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                                   APPENDIX I



                        STANDARD TERMS AND CONDITIONS OF


                                    INDENTURE


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                          Dated as of November 1, 1994
















                        ROTHCHILD LEASE FINANCE CONDUIT V


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                                TABLE OF CONTENTS


                              PRELIMINARY STATEMENT


                                   ARTICLE ONE

                                   DEFINITIONS

Section 1.01     Definitions ..................................................1

                                   ARTICLE TWO

                                    THE NOTES

Section 2.01     Form Generally ..............................................24
Section 2.02     Series; Denomination ........................................24
Section 2.03     Execution, Authentication, Delivery and Dating ..............25
Section 2.04     Temporary Notes .............................................26
Section 2.05     Registration, Registration of Transfer and Exchange .........26
Section 2.06     Limitation on Transfer and Exchange .........................27
Section 2.07     Mutilated, Destroyed Lost or Stolen Note ....................28
Section 2.08     Payment of Principal and Interest; Principal and
                 Interest Rights Preserved ...................................29
Section 2.09     Persons Deemed Owner ........................................31
Section 2.10     Cancellation ................................................31
Section 2.11     Tax Treatment ...............................................31

                                  ARTICLE THREE

                               WAREHOUSE FUNDINGS

Section 3.01     General .....................................................32
Section 3.02     Warehouse Note ..............................................32
Section 3.03     Procedure for Warehouse Fundings ............................32
Section 3.04     Verification of Warehouse Funding Report ....................34
Section 3.05     Disbursement of Funds .......................................35
Section 3.06     Repayments of Principal .....................................35
Section 3.07     Appointment of Note Administrator ...........................35

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                                  ARTICLE FOUR

                 ISSUANCE OF NOTES; SUBSTITUTIONS OF COLLATERAL

Section 4.01     Conditions to Initial Issuance of Notes .....................37
Section 4.02     Issuances of Additional Series of Notes .....................38
Section 4.03     Security for Notes ..........................................40
Section 4.04     Substitution, Purchase and Addition of Lease Contracts ......41
Section 4.05     Releases ....................................................43
Section 4.06     Trust Estate ................................................43
Section 4.07     Notice of Release ...........................................44

                                  ARTICLE FIVE

                           SATISFACTION AND DISCHARGE

Section 5.01     Satisfaction and Discharge of Indenture .....................44
Section 5.02     Application of Trust Money ..................................46

                                     ARTICLE SIX

                                DEFAULTS AND REMEDIES

Section 6.01     Events of Default ...........................................47
Section 6.02     Acceleration of Maturity; Rescission and Annulment...........48
Section 6.03     Collection of Indebtedness and Suits for Enforcement by
                  Indenture Trustee ..........................................49
Section 6.04     Remedies ....................................................49
Section 6.05     Optional Preservation of Trust Estate .......................50
Section 6.06     Indenture Trustee May File Proofs of Claim ..................51
Section 6.07     Indenture Trustee May Enforce Claims Without Possession
                  of Notes ...................................................51
Section 6.08     Application of Money Collected ..............................52
Section 6.09     Limitation on Suits .........................................53
Section 6.10     Unconditional Right of Noteholders to Receive
                   Principal and Interest ....................................54
Section 6.11     Restoration of Rights and Remedies ..........................54
Section 6.12     Rights and Remedies Cumulative ..............................54
Section 6.13     Delay or Omission; Not Waiver ...............................55
Section 6.14     Control by Noteholders ......................................55
Section 6.15     Waiver of Past Defaults .....................................55
Section 6.16     Undertaking for Costs .......................................56
Section 6.17     Waiver of Stay or Extension Laws ............................56


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Section 6.18     Sale of Trust Estate ........................................56
Section 6.19     Action on Notes..............................................57

                                  ARTICLE SEVEN

                              THE INDENTURE TRUSTEE

Section 7.01     Certain Duties and Responsibilities .........................58
Section 7.02     Notice of Default and Trigger Events ........................60
Section 7.03     Certain Rights of Indenture Trustee .........................60
Section 7.04     Not Responsible for Recitals or Issuance of Notes ...........61
Section 7.05     May Hold Notes ..............................................62
Section 7.06     Money Held in Trust .........................................62
Section 7.07     Compensation and Reimbursement ..............................62
Section 7.08     Corporate Trustee Required; Eligibility .....................63
Section 7.09     Resignation and Removal; Appointment of Successor ...........64
Section 7.10     Acceptance of Appointment by Successor ......................65
Section 7.11     Merger, Conversion, Consolidation or Succession to
                  Business of Indenture Trustee ..............................65

Section 7.12     Co-Indenture Trustees and Separate Indenture Trustees .......65
Section 7.13     Rights with Respect to the Servicer .........................67
Section 7.14     Appointment of Authenticating Agent .........................67
Section 7.15     Indenture Trustee to Hold Lease Contracts ...................69
Section 7.16     Money for Note Payments to be Held in Trust .................69

                                 ARTICLE EIGHT

                           THE NOTE INSURANCE POLICIES

Section 8.01     Payments under the Note Insurance Policies ..................71

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

Section 9.01     Supplemental Indentures without Consent of Noteholders ......72
Section 9.02     Supplemental Indentures with Consent of Noteholders .........73
Section 9.03     Execution of Supplemental Indentures ........................74
Section 9.04     Effect of Supplemental Indentures ...........................75


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Section 9.05     Reference in Notes to Supplemental Indentures ...............75

                                   ARTICLE TEN

                               REDEMPTION OF NOTES

Section 10.01    Redemption at the Option of the Issuer,
                   Election to Redeem ........................................76
Section 10.02    Notice to Indenture Trustee; Deposit of Redemption Price ....76
Section 10.03    Notice of Redemption by the Issuer ..........................77
Section 10.04    Notes Payable on Redemption Date ............................77
Section 10.05    Release of Series Lease Contracts ...........................77

                                 ARTICLE ELEVEN

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 11.01    Representations and Warranties ..............................79
Section 11.02    Covenants ...................................................81
Section 11.03    Other Matters as to the Issuer ..............................86

                                    ARTICLE TWELVE

                               ACCOUNTS AND ACCOUNTINGS

Section 12.01    Collection of Money .........................................87
Section 12.02    Collection Account; Advance Payment Account;
                   ACH Account; Redemption Account ...........................87
Section 12.03    Cash Collateral Account .....................................91
Section 12.04    Reports by Indenture Trustee to MBIA and
                 Noteholders .................................................93

                                   ARTICLE THIRTEEN

                          PROVISIONS OF GENERAL APPLICATION

Section 13.01    General Provisions ..........................................94
Section 13.02    Acts of Noteholders .........................................94
Section 13.03    Notices, etc., to Indenture Trustee, MBIA, Issuer and
                   Servicer ..................................................94
Section 13.04    Notices to Noteholders; Waiver ..............................95



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Section 13.05    Effect of Headings and Table of Contents .........95
Section 13.06    Successors and Assigns ...........................96
Section 13.07    Separability .....................................96
Section 13.08    Benefits of Indenture ............................96
Section 13.09    Legal Holidays ...................................96
Section 13.10    Governing Law ....................................96
Section 13.11    Counterparts .....................................96
Section 13.12    Corporate Obligation .............................97
Section 13.13    Compliance Certificates and Opinions .............97
Section 13.14    MIA Default ......................................97



Exhibit A        Form of Investment Letter ......................... A

Exhibit B        Supplement to Indenture for Grant of Substitute
                  Lease Contracts................................... B

Exhibit C        Form of Indenture Supplement ...................... C

Exhibit D        Forms of Note Insurance Policy .................... D-1 and D-2

Exhibit E-1      Form of Term Note ................................. E-1

Exhibit E-2      Form of Warehouse Note ............................ E-2



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        These STANDARD TERMS AND CONDITIONS OF INDENTURE (the "Standard
Indenture Terms"), dated as of November 1, 1994, are incorporated by reference and are intended to form a part of the SPECIFIC TERMS AND CONDITIONS OF INDENTURE dated as of November 1, 1994 (the "Specific Indenture Terms") to which these Standard Indenture Terms are appended (together, the "Indenture") and which Indenture shall be supplemented from time to time with Supplements as described herein.

                              PRELIMINARY STATEMENT

        The Issuer has duly authorized the execution and delivery of the Indenture to provide for the issuance of the Issuer's Notes issuable as provided in the Indenture. All covenants and agreements made by the Issuer, the Servicer, the Indenture Trustee and the Back-up Servicer herein are for the benefit and security of the Holders of the Notes and MBIA. The Issuer, the Servicer, the Indenture Trustee and the Back-up Servicer are entering into the Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

        All things necessary to make the Indenture a valid agreement of the Issuer, the Servicer, the Indenture Trustee and the Back-up Servicer in accordance with its terms have been done.

                                   ARTICLE ONE

                                   DEFINITIONS

        SECTION 1.01  DEFINITIONS.

        Except as otherwise, expressly provided herein or in the Specific Indenture Terms or the applicable Supplement, or unless the context otherwise requires, the following terms have the respective meanings set forth below for all purposes of the Indenture, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms. Capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in the Servicing Agreement or the Lease Acquisition Agreement.

        "Accrual Date": With respect to any Series of Notes, the date upon which interest begins accruing on such Notes, as specified in such Notes and the related Supplement.

        "Accrual Period": The period beginning on the twentieth day of each month and ending on the nineteenth day of the immediately following month (or, in the case of the Accrual Period that is applicable to an Initial Payment Date, beginning on the Accrual Date for such Notes).

        "Act": With respect to any Noteholder, the meaning specified in Section 13.02.


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        "ACH":  The National Automated Clearinghouse System.

        "ACH Account": Unless otherwise specified in the Specific Indenture Terms, the account .established by the Issuer for the sole benefit of the Noteholders and MBIA pursuant to Section 12.02(f) hereof, into which account shall be deposited payments related to the Lease Receivables.

        "ACH Bank": shall mean the bank specified in the applicable Specific Servicing Terms so long as such bank meets the requirements of a Trustee as set forth in Section 7.08 of the Standard Indenture Terms.

        "Additional Principal Amount": The amount, if any, payable to Noteholders pursuant to Section 12.02(d)(xi) hereof.

        "Additional Servicer Fee": The amount, if any, of the fee payable in accordance with Section 6.02 of the Standard Servicing Terms to a successor Servicer appointed pursuant to Section 6.02 of the Standard Servicing Terms that is in excess of the Servicer Fee.

        "Advance Payment": With respect to a Lease Contract and a Due Period, any Scheduled Payment or portion thereof made by, or on behalf of, a Customer and received by the Servicer during such Due Period, which Scheduled Payment or portion thereof does not become due until a subsequent Due Period.

        "Advance Payment Account": The account or accounts established and maintained pursuant to Section 12.02(e) hereof.

        "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        "Aggregate IPB": The aggregate of the Implicit Principal Balances of all Series Lease Contracts for all Outstanding Series.

        "Aggregate Initial Series IPB": The sum of all Series Initial IPB for all Series of Notes Outstanding.

        "Amended Lease Schedule": With respect to any Series Lease Schedule, the list of Lease Contracts amending such Series Lease Schedule pursuant to any substitution, repurchase, modification or Warehouse Fundings in accordance with the terms hereof and the Lease Acquisition Agreement, and accompanied by an Amendment to Indenture for New Lease Contracts and an Amendment to Lease Acquisition Agreement for New Lease Contracts.

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        "Amendment to Lease Acquisition Agreement for New Lease Contracts": The
Amendment to Lease Acquisition Agreement for New Lease Contracts, a form of which is attached to the Standard Lease Acquisition Terms as Exhibit A.

        "Amendment to Indenture for New Lease Contracts": The Amendment to Indenture for New Lease Contracts, a form of which is attached hereto as Exhibit B.

        "Annualized Default Rate": Unless otherwise specified in the Specific Indenture Terms, for any Due Period, the sum of the Implicit Principal Balances as of the Calculation Date occurring in such Due Period of all Lease Contracts that became Defaulted Lease Contracts during such Due Period (including any such Lease Contracts that have been purchased or substituted), minus the sum of Recoveries and Residual Proceeds and, if included in the term Lease
Receivables, Servicing Charges, received during such Due Period, divided by the Aggregate IPB on, the Calculation Date immediately preceding such Due Period multiplied by twelve.

        "Assignment and Assumption Agreement": An assignment and assumption agreement between the Issuer and the Company, in the form attached to the Specific Lease Acquisition Terms as Exhibit B.

        "Authenticating Agent": Any entity appointed by the Indenture Trustee pursuant to Section 7.14 hereof.

        "Available Warehouse Amount": The amount, if any, by which the Warehouse Note Limit for a Series of Notes exceeds the aggregate Outstanding Principal Amount of all Warehouse Notes of such Series.

        "Back-up Servicer": The entity identified as such in the Specific Indenture Terms.

        "Back-up Servicer Fee": The fee payable on each Payment Date to the Back-up Servicer in consideration for the Back-up Servicer's performance of its duties pursuant to the Indenture and the Servicing Agreement as Back-up Servicer, in an amount equal to the product of one-twelfth of the Back-up Servicer Fee Rate and the Outstanding Principal Amount of all Series of Notes immediately following the preceding Payment Date.

        "Back-up Servicer Fee Rate": The percentage specified in the Specific Indenture Terms.

        "Benefit Plan Investor": shall have the meaning set forth in 29 C.F.R. ss. 2510.3-101.

        "Board of Directors": Either the board of directors of the Issuer or of the Servicer, as the context requires, or any duly authorized committee of such Board.

        "Board Resolution": A copy of a resolution certified by the Secretary or an Assistant Secretary of the Issuer or of the Servicer to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification and delivered to the Indenture Trustee.


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        "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or in the city in which the principal place of business of the Issuer or the Servicer or the corporate trust office of the Indenture Trustee under the Indenture is located are authorized or obligated by law or executive order to close.

        "Calculation Date": The last day of a Due Period, except that (a) with respect to any calculation of the Series Initial IPB or the Term Note Funding Amount for any Series of Term Notes, the Calculation Date shall mean the close of business on the related Cut-Off Date and (b) with respect to any calculations made regarding any Warehouse Funding or calculation of the Series Initial IPB for any Series of Warehouse Notes, the Calculation Date shall mean the Calculation Date that was the basis for the most recent Monthly Services Report; provided, however, that with respect to any Warehouse Fundings that occur prior to delivery of the initial Monthly Servicer's Report, the Calculation Date shall mean the Cut-Off Date for the Initial Delivery Date.

        "Cash Collateral Account": The trust account or accounts created and maintained pursuant to Section 12.03 hereof.

        "Cash Collateral Account Factor": The meaning specified in the Specific Indenture Terms.

        "Cash Collateral Account Deposit": With respect to the issuance of any Series of Notes, the amount to be deposited on the Closing Date as set forth in the related Indenture Supplement and on every third Payment Date, beginning on February 16, 1995, the amount of the Cash Collateral Account Deposit shall be equal to the maximum amount of Scheduled Payments due on the related Due Date.

        "Cash Collateral Account Required Balance": As of any determination date, an amount equal to the sum of any Cash Collateral Account Deposits plus the product of

        (a) the Required Collateralization Amount minus the positive difference between

               (i) the Aggregate IPB, and

               (ii) the Outstanding Principal Amount of all Series of Notes, after giving effect to any payments of principal expected to occur on the related Payment Date and the Warehouse Funding expected to occur on the related Warehouse Funding Date prior to the next Payment Date; and

        (b) the Cash Collateral Account Factor;

provided, however, if a Trigger Event has occurred, an amount equal to zero.

        "Change in Control": The occurrence of any one of the events set forth in the Specific Indenture Terms.


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        "Code": The Internal Revenue Code of 1986, as amended.

        "Collateral": The meaning specified in the Granting Clause of the Specific Indenture Terms.

        "Collateralization Percentage": The percentage specified in the Specific Indenture Terms.

        "Collection Account": The trust account or accounts created and maintained pursuant to Section 12.02 hereof.

        "Company": The entity identified as such in the Specific Indenture
Terms.

        "Concentration Limits": The Lease Contract pool concentration limits specified in the Specific Lease Acquisition Terms; provided, however, that with the approval of MBIA, the limitations set forth in the Specific Lease Acquisition Terms may be increased or decreased.

        "Corporate Trust Office": The principal corporate trust office of the Indenture Trustee at the location identified in the Specific Indenture Terms or at such other address as the Indenture Trustee may designate from time to time by notice to MBIA, the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee.

        "Customer": The lessee under each related Lease Contract, including any guarantor of such lessee and their respective successors and assigns.

        "Cut-Off Date": With respect to any Series of Term Notes, the meaning specified in the applicable Supplement, and with respect to any Series of Warehouse Notes, each Warehouse Funding Date.

        "Default": Any occurrence or circumstance which with notice or the lapse of time or both would become an Event of Default.

        "Defaulted Lease Contract": Unless otherwise specified in the Specific Indenture Terms, a Lease Contract shall become a Defaulted Lease Contract at the earlier of the day (i) which is the last day of the fifth month following a month in which the Servicer made a Servicer Advance which has not been reimbursed from the related Lease Contract, or (ii) the Servicer determines in accordance with its customary practices that it shall not make a Servicer Advance, that a prior Servicer Advance is unrecoverable or that the remaining Scheduled Payments under the related Lease Contract are uncollectible.

        "Defaulted Lease Purchase and Substitution Limit": The meaning specified in the Specific Indenture Terms.


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        "Delinquency Rate": For any Due Period, the sum of the Implicit
Principal Balances of all Lease Contracts as of the Calculation Date occurring in such Due Period with respect to which a Customer has not made any Scheduled Payment due in the immediately prior Due Period (including any such Lease Contracts that have been purchased or substituted), divided by the Aggregate IPB on such Calculation Date (including any such Lease Contracts that have been purchased or substituted).

        "Delinquent Lease Contract": For any Due Period, any Lease Contract (a) with respect to which a Customer has not made any Scheduled Payment due in such Due Period and which remains unpaid as of the Calculation Date at the end of such Due Period and (b) which is not a Defaulted Lease Contract.

        "Delinquent Lease Purchase and Substitution Limit": the meaning specified in the Specific Indenture Terms.

        "Delivery Date": The date on which the Notes of a Series are first executed, authenticated and delivered, as specified in the related Supplement.

        "Determination Date": The fourth Business Day preceding each Payment
Date.

        "Discount Rate": With respect to a Series of Warehouse Notes, the rate equal to the sum of the Trustee Fee Rate, the Back-up Servicer Fee Rate, the applicable MBIA Premium Rate, and (a) with respect to the portion of Warehouse Notes paying interest based upon a treasury rate, applicable Warehouse Note Interest Rate and (b) with respect to the portion of Warehouse Notes paying interest based upon LIBOR, the applicable Maximum Warehouse Note Interest Rate and with respect to any Series of Term Notes, the rate equal to the sum of the applicable Note Interest Rate, the Trustee Fee Rate, the Back-up Servicer Fee Rate and the applicable MBIA Premium Rate.

        "Dollar(s)": Lawful money of the United States of America.

        "Due Date": With respect to each Lease Contract, each date on which payment is due thereunder.

        "Due Period": As to any Determination Date or Payment Date, the period beginning on the first day and ending on the last day of the calendar month preceding the month in which such Determination Date or Payment Date occurs.

        "Electronic Ledgers": The electronic master records of all lease contracts of the Company or the Servicer similar to and including the Lease Contracts.

        "Eligible Investments": Any and all of the following:

        (i) direct obligations of, and obligations fully guaranteed by, the United States of America, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage


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    Association, the Federal Home Loan Banks or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

        (ii) (A) demand and time deposits in, certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the Indenture Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company has a short term unsecured debt rating in the highest available rating category of each of the Rating Agencies and provided that each such investment has an original maturity of no more than 365 days, and (B) any other demand or time deposit or deposit which is fully insured by the Federal Deposit Insurance Corporation;

        (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as a principal) rated "A" or higher by S&P and A2 or higher by Moody's; provided, however, that collateral transferred pursuant to such repurchase obligation must (A) be valued weekly at current market price plus accrued interest, (B) pursuant to such valuation, equal, at all times, 105% of the cash transferred by the Indenture Trustee in exchange for such collateral and (C) be delivered to the Indenture Trustee or, if the Indenture Trustee is supplying the collateral, an agent for the Indenture Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities.

        (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which has a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

        (v) commercial paper having an original maturity of less than 365 days and issued by an institution having a short term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

        (vi) a guaranteed investment contract approved by each of the Rating Agencies and MBIA and issued by an insurance company or other corporation having a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

        (vii) money market funds having ratings in the highest available rating category of each of the Rating Agencies at the time of such investment which invest only in other Eligible Investments; any such money market funds which provide for demand withdrawals



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

    being conclusively deemed to satisfy any maturity requirement for Eligible Investments set forth in the Indenture; and

        (viii) any investment approved in writing by each of the Rating Agencies and MBIA.

    The Indenture Trustee may purchase from or sell to itself or an affiliate, as principal or agent, the Eligible Investments listed above.

        "Enumerated States": At any time of determination, those States in which the Equipment is located such that the aggregate Implicit Principal Balance of all Lease Contracts in those States is at least equal to 70% of the aggregate Implicit Principal Balances of all Lease Contracts at such time.

        "Equipment": The equipment leased to the Customers pursuant to the Lease Contracts and described by general equipment type under the column heading "eq type" on the Series Lease Schedule.

        "ERISA": The Employee Retirement Income Security Act of 1974, as amended or any successor statute thereto.

        "Event of Default": The meaning specified in Section 6.01 hereof.

        "Existing Indebtedness": The meaning specified in the Specific Lease Acquisition Terms.

        "Final Due Date": With respect to each Lease Contract, the final Due Date thereunder.

        "Final Payment Date": With respect to any Note of a Series, the date on which the final principal payment on such Note is made as therein or herein provided, whether at the Stated Maturity, or by acceleration or redemption.

        "First Period Warehouse Interest": With respect to any Warehouse Funding, the amount, if any, of interest that will accrue on the related Warehouse Funding Amount at the Warehouse Note Interest Rate in effect on the Reset Date for the related Warehouse Funding Date, commencing on such Warehouse Funding Date and ending on the last day of the Accrual Period in which such Warehouse Funding occurs.

        "Fixed Interest Rate": The meaning specified in the applicable Supplement, but not to exceed the applicable Maximum Warehouse Note Rate.

        "Floating Interest Rate": The meaning specified in the applicable Supplement, but not to exceed the applicable Maximum Warehouse Note Rate.

        "Floor Percentage": The meaning specified in the Specific Indenture
Terms.


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

        "Grant": To grant, bargain, sell, warrant alienate, remise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of the Lease Contracts, the Lease Receivables or of any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including, without limitation, the immediate and continuing right to claim, collect, receive and receipt for payments in respect of the Lease Contracts and the Lease Receivables, or any other payment due thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise, and generally to do and receive anything which the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

        "Guaranty Amounts": Any and all amounts paid by the individual guarantor indicated on the applicable Lease Contract.

        "Holdback Rate": The percentage specified in the Specific Indenture
Terms.

        "Holder" or "Noteholder": The person in whose name a Note is registered in the Note Register.

        "Implicit Principal Balance": As of any date of determination, the present value of the remaining stream of Scheduled Payments due with respect to each Lease Contract after the applicable Calculation Date (reduced by the applicable Servicer Fee but not reduced by any Additional Servicer Fee) based upon discounting such Scheduled Payments (assuming such Scheduled Payments are received on the last day of the related Due Period) to such Calculation Date at an annual rate equal to the applicable Discount Rate, at the same frequency as the Payment Dates; except that on the Calculation Date,

        (w) on or immediately following the deposit into the Collection Account of Insurance Proceeds equal to the outstanding Implicit Principal Balance of the related Lease Contract or the Purchase Price, or on or immediately following the delivery of a Substitute Lease Contract,

        (x) immediately on or after the date that a Lease Contract has become a Defaulted Lease Contract, or

        (y) immediately preceding the Final Payment Date,

the Implicit Principal Balance of each such related Lease Receivable shall be zero. To the extent that the Final Due Date of any Series Lease Contract is later than the Stated Maturity of the last maturing Notes of the related Series, any Scheduled Payments due on such Lease Receivable after the Calculation Date immediately preceding such Stated Maturity shall not be taken into account in calculating the Implicit Principal Balance of such Lease Receivable.

        "Indenture": These Standard Indenture Terms together with the Specific Indenture Terms and as supplemented by Supplements, in the form when originally executed and, if from time to time further supplemented or amended by one or more indentures supplemental hereto or Amendment to Indenture for New Lease Contracts entered into pursuant to the applicable provisions hereof, as the Specific Indenture Terms or Standard Indenture Terms are so supplemented or amended. All references in these Standard Indenture Terms designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of these Standard Indenture Terms as originally executed, or if amended or supplemented, as so amended and supplemented, all references in the Specific Indenture Terms to the designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of the Specific Indenture Terms, and all references in a Supplement to the designated "Articles," "Sections," "Subsections" and other subdivisions are. to the designated Articles, Sections, Subsections and other subdivisions of such Supplement. The words "herein," "hereof," "hereunder" and other words of similar import when not related to a specific subdivision of these Standard Indenture Terms, refer to the Indenture as a whole and not, to any particular Article, Section, Subsection or other subdivision of these Standard Indenture Terms, the Specific Indenture Terms or any Supplement.

        "Indenture Trustee": The entity specified in the Specific Indenture Terms, until a successor Person shall have become the Indenture Trustee pursuant to the applicable provisions of the Indenture, and thereafter "Indenture Trustee" shall mean such successor Person.

        "Independent": When used with respect to any specified Person means such a Person, who (1) is in fact independent of the Issuer, (2) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any Affiliate of the Issuer and (3) is not connected with the Issuer as an officer, employee, promoter, underwriter, trustee, partner, director, or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Indenture Trustee, such Person shall be appointed by a Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

        "Independent Accountants": The meaning specified in the Specific Indenture Terms.

        "Initial ACH Deposit": The meaning specified in the Specific Indenture Terms.

        "Initial Cash Deposit": The meaning specified in the applicable Supplement.

        "Initial Delivery Date": The date on which the first Series of Notes are executed, authenticated and delivered.

        "Initial Payment Date": The meaning specified in the applicable Supplement.

        "Insurance Agreement": Shall mean the Insurance Agreement, dated as of the Transaction Documents Date, by and among MBIA, the Issuer, the Company, the Back-up Servicer and the Indenture Trustee.

        "Insurance Policy": With respect to an item of Equipment and a Lease Contract, any insurance policy maintained by the Customer pursuant to the related Lease Contract that covers physical damage to the Equipment or general liability (including policies procured by the Company or the Servicer on behalf of the Customer), and which may be further specified in the Specific Indenture Terms.

        "Insurance Proceeds": With respect to an item of Equipment and a Lease Contract, any amount received during the related Due Period pursuant to an Insurance Policy issued with respect to such Equipment and the related Lease Contract, net of any costs of collecting such amounts not otherwise reimbursed.

        "Insurer": Any insurance company or other insurer providing any Insurance Policy.

        "Issuer": The entity identified as such in the Specific Indenture Terms.

        "Issuer Order" and "Issuer Request": A written order or request signed in the name of the Issuer by its Chairman of the Board, President, or a Vice President and delivered to the Indenture Trustee.

        "Issuer Payment Office": The meaning specified in the Specific Indenture Terms or such other location as the Issuer shall notify to the Warehouse Lender no later than two Business Days prior to a proposed Warehouse Funding Date.

        "Issuer State of Incorporation": The meaning specified in the Specific Indenture Terms.

        "Key Employee": The meaning specified in the Specific Indenture Terms.

        "Lease Acquisition Agreement": The Specific Lease Acquisition Terms together with the Standard Lease Acquisition Terms.

        "Lease Assets": The meaning specified in the Lease Acquisition
Agreement.

        "Lease Contracts": The lease contracts and loan contracts (and all rights with respect thereto, including all guaranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of any Lease Contract and all rights with respect to any agreements or arrangements with the vendors, dealers or manufacturers of the Equipment to the extent specifically related to any Lease Contract) which are identified on either a Series Lease Schedule delivered to the Indenture Trustee and MBIA on a Delivery Date or on an Amended Lease Schedule delivered to the Indenture Trustee and MBIA on a Warehouse Funding Date or on the date on which Substitute Lease Contracts are delivered to the Indenture Trustee, and any other lease contract specified in the Specific Indenture Terms and any amendments, riders and annexes thereto; provided that, from and after the date on which a Lease Contract is purchased or substituted by the Company or the Issuer in accordance with Section 4.04 hereof, such repurchased or replaced Lease Contract shall no longer constitute a Lease Contract for purposes of the Transaction Documents.

        "Lease Receivables": With respect to any Lease Contract, all of, and the right to receive all of (i) the Scheduled Payments, (ii) any Guaranty Amounts,
(iii) any Insurance Proceeds, (iv) any Residual Proceeds, (v) any Recoveries and
(vi) if so specified in the Specific Indenture Terms, any Servicing Charges.

        "LIBOR Rate": Unless otherwise specified in the applicable Supplement, with respect to each Accrual Period, an interest rate per annum equal to the rate for London interbank offered, quotations for one-month Eurodollar deposits determined by the Indenture Trustee for such Accrual Period as follows:

        (a) On each Reset Date, the Indenture Trustee will determine the LIBOR Rate on the basis of the rate for deposits in U.S. Dollars for a period of one month that appears on the Telerate Page 3750 as of 11:00 am. (London time) on such Reset Date. If such rate does not appear on Telerate Page 3750, the rate for such Reset Date will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the Reference Banks at approximately 11:00 a.m. (London time) on such date to prime banks in the London interbank market for a period of one month commencing on that Reset Date. The Indenture Trustee will request the principal London office of each of the Reference Banks to provide such a quotation.

        (b) If, on any Reset Date, at least two Reference Banks provide quotations when requested, the LIBOR Rate for such Reset Date will be the arithmetic mean of the quotations so received.

        (c) If, on any Reset Date, only one or none of the Reference Banks provides such a quotation, the LIBOR Rate will be the arithmetic mean of the offered rates quoted by major banks in New York City selected by the Indenture Trustee at approximately 11:00 a.m. (New York City time) on such Reset Date for loans to leading European banks, in U.S. Dollars for a period of one month commencing on that Reset Date.

        (d) If, on any Reset Date, the LIBOR Rate cannot be calculated pursuant to one of the above methods, the LIBOR Rate for such Reset Date shall be the Maximum Warehouse Note Rate.

        "Lien": The meaning specified in the Lease Acquisition Agreement.

        "Liquidated Lease Receivable" A Lease Receivable that has been liquidated pursuant to Section 3.01 (b) of the Standard Servicing Terms.

        "Loan Contract": A Lease Contract that evidences a sale of the related Equipment to the Customer and the retention by the lessor of a security interest in such Equipment, including any TRAC Lease.

        "London Banking Day": Any day on which dealings in deposits in Dollars are transacted in the London interbank market.

        "Material Affiliate": The meaning specified in the Specific Indenture Terms.

        "Maximum Default Rate": The meaning specified in the Specific Indenture Terms.

        "Maximum Delinquency Rate": The meaning specified in the Specific Indenture Terms.

        "Maximum Warehouse Note Rate": The rate specified in the applicable Supplement.

        "MBIA": Municipal Bond Investors Assurance Corporation.

        "MBIA Default": The occurrence and continuance of any of the following events:

                (a) the failure by MBIA to make a payment under a Note Insurance Policy in accordance with its terms; or

                (b) the occurrence of an "Insurer Insolvency", as that term is defined in the Insurance Agreement, with respect to MBIA.

        "MBIA Premium": The sum of all MBIA Premiums specified in the Supplements.

        "MBIA Premium Rate": The meaning specified in the applicable Supplement.

        "Minimum Required Collateralization Amount": On any date of determination, an amount equal to the Required Collateralization Amount, as last calculated (or, if not previously calculated, as specified in the Specific Indenture Terms with respect to the Initial Delivery Date), plus or minus the following amounts, as applicable:

        (i) in the case of a Warehouse Funding occurring on any date of determination, plus the product of the Holdback Rate and the Warehouse Funding IPB;

        (ii) in the case of an issuance of a Series of Term Notes on any date of determination, plus the product of the Holdback Rate and the Series Initial IPB for such Series of Notes;

        (iii) in the case of the payment in full of any Series of Notes on any date of determination, minus the product of the Holdback Rate and the related Series Initial IPB.

        "Monthly Servicer's Report" shall mean the report prepared by the Servicer pursuant to Section 4.01 of the Standard Servicing Terms.

        "Moody's": Moody's Investors Service, Inc.

        "Net Worth Requirement": The meaning specified in the Specific Indenture Terms.

        "Nonrecoverable Advance": The meaning specified in the Servicing Agreement.

        "Note Administrator": Rothschild Inc. or any successor Note. Administrator approved by MBIA.

        "Noteholder" or "Holder": The Person in whose name a Note is registered in the Note Register.

        "Note Insurance Policies": The note guaranty insurance policies issued by MBIA insuring each Series of Term Notes or Warehouse Notes, respectively, in accordance with the terms thereof, the forms of which are attached hereto as Exhibit D-I and D-2, respectively.

        "Note Interest Rate": With respect to any Series of Term Notes, the annual rate at which interest accrues on the Notes of such Series, as specified in such Notes and in the related Supplement, and with respect to any Series of Warehouse Notes, the applicable Warehouse Note Interest Rate.

        "Note Register" and "Note Registrar": The respective meanings specified in Section 2.05 hereof.

        "Notes": Collectively, all Outstanding Series of Term Notes and Warehouse Notes or all Outstanding Notes of any one Series, as is consistent with the context in which such term is used.

        "Officer's Certificate": A certificate signed by the Chairman of the Board, the President, a Vice President, the Treasurer, the Controller, an Assistant Controller or the Secretary of the company on whose behalf the certificate is delivered, and delivered to the Indenture, Trustee, which certificate shall comply with the applicable requirements of Section 13.13 hereof. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of the Issuer.

        "Opinion of Counsel": A written opinion of counsel who may, except as otherwise expressly provided in the Indenture, be counsel for the Issuer and who shall be reasonably satisfactory to the Indenture Trustee and MBIA and which opinion shall comply with the applicable requirements of Section 13.13 hereof.

        "Outstanding": With respect to Notes, as of any date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

        (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

        (ii) Notes for whose payment money in the necessary amount has been theretofore irrevocably deposited with the Indenture Trustee or any Paying Agent (other than the Issuer) in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or any provision therefor, satisfactory to the Indenture Trustee, has been made); and

        (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture, unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that for purposes of disbursing payments from the Note Insurance Policies and in determining whether the Holders of the requisite Outstanding Principal Amount of Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer or any other obligor upon the Notes or any Affiliate of the Issuer or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request demand, authorization, direction, notice, consent, or waiver, only Notes which the Indenture Trustee knows to be so owned shall be so disregarded.

        "Outstanding Principal Amount": With respect to any Outstanding Term Note or Series of Term Notes, the unpaid principal amount of such Note or all Notes of such Series, as applicable, and with respect to any Outstanding Warehouse Note or Series of Warehouse Notes, the sum of all Warehouse Fundings made under such Note or Series, as applicable, less the amount of all principal payments previously made with respect to such Note or Series.

        "Overdue Payment": With respect to a Due Period and a Delinquent Lease Contract, all payments due in a prior Due Period that the Servicer receives from or on behalf of a Customer during the related Due Period on such Delinquent Lease Contract, including any Servicing Charges unless otherwise specified in the Specific Indenture Terms.

        "Paying Agent": The Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 7.08 hereof and is authorized by the Issuer pursuant to Section 7.16 hereof to pay the principal of, or interest on, any Notes on behalf of the Issuer.

        "Payment Date": For each Series, the twentieth day of each calendar month (or if such day is not a Business Day, the next succeeding Business Day) commencing on the Initial Payment Date for such Series.

        "Person": Any individual, corporation, partnership, association, joint-stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

        "Placement Agent": Rothschild Inc.

        "Principal Distribution Amount": As to each Series of Notes and (a) as of each Payment Date prior to the Stated Maturity of such Series, an amount equal to the lesser of

        (i) the applicable Target Principal Distribution Amount for such Series for such Payment Date, and

        (ii) if the amounts available in the Collection Account and the Cash Collateral Account (including any reinvestment income in the latter account) after payment of all amounts required by clauses (i) through
        (vi) of Section 12.02(d) hereof are less than the aggregate Target Principal Distribution Amounts for all Series of Notes, an amount equal to the product of (A) the total funds available for payment of principal on the Notes, in accordance with the priorities set forth in Section 12.02(d) hereof, and (B) the applicable Pro Rata Share of the Target Principal Distribution Amount for such Series of Notes;

and (b) as of the State d Maturity of such Series, an amount equal to the Outstanding Principal Amount of the Notes of such Series as of such date.

        "Private Placement Memorandum" or "Final Private Placement Memorandum":
The Private Placement Memorandum related to any direct or indirect offering of a Series of Notes and having the date specified in the related Supplement.

        "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

        "Pro Rata Share": With respect to any distribution of principal or interest on any Series of Notes on any Payment Date, a percentage determined by dividing the Target Principal Distribution Amount or amount of interest, as applicable, scheduled to be paid on such Series of Notes by the aggregate Target Principal Distribution Amount or amount of interest, as applicable, scheduled to be paid on all Series of Notes on such Payment Date.

        "Purchase Price": With respect to any Lease Contract repurchased by the Company pursuant to Sections 2.04 or 3.03 of the Lease Acquisition Agreement or by the Issuer pursuant to Sections 3.04 or 4.04(d) hereof, the sum of (i) the Implicit Principal Balance of the related Lease Receivable on the Calculation Date on or immediately preceding the date when the Lease Contract is repurchased, (ii) any Scheduled Payments with respect to the Lease Contract due on or prior to such Calculation Date but not received through such Calculation Date and (iii) with respect to the related

Equipment, the amount recorded in the books and records of the Issuer as the "unguaranteed residual."

        "Rating Agencies": Moody's and S & P.

        "Record Date": The close of business on the last day of the month preceding the applicable Payment Date, whether or not a Business Day, except with respect to an Initial Payment Date, the Record Date shall be the related Delivery Date.

        "Recoveries": For any Due Period occurring after the date on which any Lease Contract becomes a Defaulted Lease Contract and with respect to such Defaulted Lease Contract, all payments that the Servicer received from or on behalf of a Customer during such Due Period in respect of such Defaulted Lease Contract or from liquidation or re-leasing of the related Equipment, including but not limited to Scheduled Payments, Overdue Payments, Guaranty, Amounts, and Insurance Proceeds, as reduced by (i) any unreimbursed Servicer Advances with respect to such Lease Contract and (ii) any reasonably incurred out-of-pocket expenses incurred by the Servicer in enforcing such Defaulted Lease Contract.

        "Redemption Date": A date fixed pursuant to Section 10.01 hereof.

        "Redemption Price": With respect to any Series of Notes being redeemed pursuant to Article Ten hereof, and as of the related Redemption Date, the Outstanding Principal Amount of such Series of Notes, together with interest accrued thereon to but excluding the related Redemption Date at the applicable
Note Interest Rate (exclusive of installments of interest and principal maturing on or prior to such date, payment of which shall have been made or duly provided for to the Holder of such Note on the applicable Record Date or as otherwise provided in the Indenture).

        "Redemption Record Date": With respect to any redemption of Notes, a date fixed pursuant to Section 10.01 hereof.

        "Reference Banks": Four leading banks selected by the Indenture Trustee that are engaged in transactions in eurodollar deposits in the international Eurocurrency market, each of which shall have an established place of business in London.

        "Registered Holder": The Person whose name appears on the Note Register on the applicable Record Date or Redemption Record Date.

        "Reinvestment Income": Any interest or other earnings earned on all or part of the Trust Estate, other than interest or other earnings from investments in the Cash Collateral Account.

        "Required Collateralization Amount": As of any date of determination, the lesser of

        (a) the Minimum Required Collateralization Amount, and

        (b) the greatest of (i) the Collateralization Percentage multiplied by the Aggregate IPB (including any Lease Contracts to be purchased or funded and excluding any Lease Contracts to be released pursuant to
        Section 10.05 on such date of determination), (ii) the aggregate Implicit Principal Balance of the Lease Contracts (including any Lease Contracts to be purchased or funded on such date of determination) relating to the three Customers whose Lease Contracts have the greatest remaining Implicit Principal Balances, and (iii) the Floor Percentage multiplied by the Aggregate Initial Series IPB (including any Lease Contracts to be purchased or funded on such date of determination).

        "Reset Date": During the Warehouse Funding Period, on the second Business Day before each Warehouse Funding Date and on the second Business Day immediately preceding the commencement of each Accrual Period; provided that if such date is not both a Business Day and also a London Banking Day, the Reset Date shall be the first preceding day that is both a Business Day and a London Banking Day.

        "Residual Proceeds": With respect to a Lease Contract that is not a Defaulted Lease Contract and the related Equipment, the net proceeds (excluding Insurance Proceeds) of any sale, re-lease (including any lease renewal) or other disposition of such Equipment.

        "Responsible Officer": When used with respect to the Indenture Trustee, any officer assigned to the Corporate Trust Department (or any successor thereto), including any Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any Trust other Officer of the Indenture Trustee customarily performing functions similar to Officer or an) those performed by any of the above designated officers and having direct responsibility for the administration of the Indenture, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

        "Sale": The meaning specified in Section 6.18 hereof.

        "Scheduled Expenses": On any Determination Date, the Servicer Fee, the Back-up Servicer Fee, the MBIA Premium and the Trustee Fee to be due on the next succeeding Payment Date.

        "Scheduled Payment": With respect to a Payment Date and a Lease Contract, the periodic payment, including, if so specified in the Specific Indenture Terms, any payments pursuant to any "PUT" (Purchase Upon Termination) or balloon clause and "TRAC" (Terminal Rate Adjustment Clause) clause (exclusive of any amounts in respect of taxes) set forth in such Lease Contract due from the Customer in the related Due Period, calculated without regard to any modification granted pursuant to Section 3.01(b)(v) of the Standard Servicing Terms.

        "Series": A separate Series of Notes issued pursuant to the Indenture, with the specific terms identified in the applicable Supplement.

        "Series Initial IPB": (a) With respect to any Series of Term Notes, the aggregate Implicit Principal Balance of the related Series Lease Contracts as calculated on the close of business on the related Cut-Off Date, and (b) with respect to any Series of Warehouse Notes, the sum of all related Warehouse Funding IPBs.

        "Series IPB": With respect to any Series of Notes, the sum of the Implicit Principal Balances of all related Series Lease Contracts.

        "Series Lease Contracts": For each Series of Notes, the Lease Contracts listed on the related Series Lease Schedule.

        "Series Lease Schedule": For each Series of Notes, the list of Lease Contracts and Lease Receivables attached to the related Supplement for such Series of Notes, together with and as amended by all related Amended Lease Schedules, each of which shall include with respect to each Lease Contract: (a) a number identifying the Lease Contract (b) the Implicit Principal Balance, (c) the Customer, (d) the State of the Customer's billing address, (e) the original and remaining term, (f) the Scheduled Payment, (g) the frequency with which Scheduled Payments are due, (h) whether such Lease Contract is a "true lease," a Loan Contract or a TRAC Lease, (i) the zip code of the Customer's billing address; (j) the amount of any PUT or TRAC payments; (k) the equipment type and
(1) any additional items specified in the Specific Indenture Terms.

        "Servicer": Initially, the party specified in the Specific Indenture Terms and any successor Servicer appointed pursuant to Section 6.02 of the Standard Servicing Terms.

        "Servicer Advance" The meaning set forth in Section 3.04 of the Standard Servicing Terms.

        "Servicer Fee": The amount payable to the Servicer as the Servicer Fee on each Payment Date in the amount set forth in the Specific Servicing Terms. The Servicer Fee shall not include the Additional Servicer Fee.

        "Servicing Agreement": The Specific Servicing Terms together with the Standard Servicing Terms.

        "Servicing Charges": The sum of (i) all late payment charges paid by Customers on Delinquent Lease Contracts after payment in full of any Scheduled Payments due in a prior Due Period and Scheduled Payments for the related Due Period and (ii) any other incidental charges or fees received from a Customer, including but not limited to, late fees, collection fees and bounced check charges.

        "S & P": Standard & Poor's Ratings Group, a division of McGraw Hill.

        "Specific Indenture Terms": The Specific Terms and Conditions of Indenture dated as of the Transaction Documents Date, among the Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee.

        "Specific Lease Acquisition Terms": The Specific Terms and Conditions of Lease Acquisition dated as of the Transaction Documents Date, between the Issuer and the Company.

        "Specific Servicing Terms": The Specific Terms and Conditions of Servicing dated as of the Transaction Documents Date, among the Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee.

        "Standard Indenture Terms": The Standard Terms and Conditions of Indenture dated as of the Transaction Documents Date, appended to the Specific Indenture Terms.

        "Standard Lease Acquisition Terms": The Standard Terms and Conditions of Lease. Acquisition dated as of the Transaction Documents Date, appended to the Specific Lease Acquisition Terms.

        "Standard Servicing Terms": The Standard Terms and Conditions of Servicing dated as of the Transaction Documents Date, appended to the Specific Servicing Terms.

        "State": Any state of the United States of America and, in addition, the District of Columbia and Puerto Rico.

        "Stated Maturity": With respect to any Note, the meaning specified in the applicable Supplement.

        "Substitute Lease Contract": The meaning specified in the Lease Acquisition Agreement.

        "Supplement": With respect to any Series of Notes, the supplement to the Indenture in the form attached as Exhibit C hereto and pursuant to which the terms of such Series are specified as provided in Section 2.02 hereof.

        "Targeted Balance": For any Payment Date and (a) any Series of Term Notes, the amount indicated under the column "Targeted Balance" on Schedule B to the applicable Supplement for such Payment Date and (b) any Series of Warehouse Notes, the greater of (i) the related Series IPB minus the product of the then current Holdback Rate and the Series Initial IPB for such Warehouse Notes and
(ii) the product of one minus the then current Collateralization Percentage and the Series IPB for such Warehouse Notes.

        "Target Principal Distribution Amount": With respect to each Payment Date and each Series of Term Notes, (a) for any Payment Date prior to the applicable Stated Maturity, an amount equal to the Outstanding Principal Amount of the Notes of such Series as of such Payment Date (before giving effect to distributions on such date), minus the lesser of (i) the amount of the applicable Targeted Balance for such Payment Date and (ii) the applicable Series IPB, and (b) on the applicable Stated Maturity, an amount equal to the Outstanding Principal Amount of Notes of such Series as of such date.

        With respect to each Payment Date and each Series of Warehouse Notes,
(a) for any Payment Date during the Warehouse Funding Period and prior to the applicable Stated Maturity, an amount equal to the greater of (i) zero and (ii) the Outstanding Principal Amount of the Notes of such Series as of such Payment Date (before giving effect to distributions on such date), minus the applicable Series IPB, (b) for any Payment Date after the Warehouse Funding Termination Date and prior to the applicable Stated Maturity, an amount equal to the amount by which the Outstanding Principal Amount of the Notes of such Series as of such Payment Date (before giving effect to distributions on such date), exceeds the Targeted Balance for such Payment Date, and (c) on the applicable Stated Maturity, an amount equal to the Outstanding Principal Amount of Notes of such Series as of such date.

        "Term Note": Any Series of Notes designated as such in the applicable Supplement.

        "Term Note Funding Amount": As of any date of determination, the amount, if any, by which the sum of (a) the amount of funds then held in the Cash Collateral Account plus (b) the Aggregate IPB (including any Lease Contracts being purchased or funded on such date of determination) and minus (c) the Series IPB of any Series of Notes to be redeemed in full on such date of determination, exceeds the sum of (i) the Required Collateralization Amount and
(ii) the aggregate Outstanding Principal Amount of all Series of Notes (after providing for any payment or redemption of principal on such date of determination, and not including the principal amount of any new Series of Notes to be issued on such date of determination); provided, however, that the Term Note Funding Amount shall not exceed the amount specified in the applicable Supplement.

        "TRAC Lease": A Lease Contract that meets the requirements of
Section 7701(h) of the Code.

        "Transaction Documents": The Indenture, the Servicing Agreement, the Lease Acquisition Agreement, the Notes, the Insurance Agreement and the Note Insurance Policies.

        "Transaction Documents Date": With respect to each Series of Notes, the meaning specified in the Supplement.

        "Transition Cost": Any documented expenses reasonably incurred by a successor Servicer or the Indenture Trustee in connection with a transfer of servicing from the Servicer to a successor Servicer as successor Servicer pursuant to Section 6.02 of the Standard Servicing Terms, but not to exceed the amount set forth in the Specific Indenture Terms.

        "Treasury Rate": The yield on actively-traded U.S. government securities with a maturity of two years as set forth on page "USD" of the Bloomberg Financial Markets Screen (or if not available, any other nationally recognized trading screen reporting on-line intra-day trading in United States government securities) at 11:00 a.m. (New York time) on any date of determination, or in the event no such nationally recognized trading screen is available, the arithmetic mean of the yields for the two columns under the heading "Week Ending" published in the Statistical Release under the caption "Treasury Constant Maturities" for two year maturities.

        "Trigger Event": The occurrence of any one of the following events: (1) for any three consecutive Due Periods, the average of the Annualized Default Rates for such consecutive Due Periods was equal to or greater than the Maximum Default Rate; (2) in any Due Period, the Annualized Default Rate was equal to or greater than three times the Maximum Default Rate; (3) in any two consecutive Due Periods, the sum of the Annualized Default Rates for such Due Periods was equal to or greater than three times the Maximum Default Rate; (4) for any three consecutive Due Periods, the average of the Delinquency Rates for such Due Periods was equal to or greater than the Maximum Delinquency Rate; (5) the Net Worth Requirement is not met; (6) the occurrence of any Change in Control; (7) an Event of Default occurs;(8) the Issuer or the Trust Estate becomes an "investment company" within the meaning of the Investment Company Act of 1940, as amended; (9) a voluntary bankruptcy filing of the Servicer or an involuntary bankruptcy filing of the Servicer which is not discharged within sixty (60) days; or (10) the occurrence of any additional event set forth in the Specific Indenture Terms as a "Trigger Event".

        "Trust Estate": The meaning specified in the Granting Clause of the Specific Indenture Terms.

        "Trustee Fee": The fee payable on each Payment Date to the Indenture Trustee in consideration for the Indenture Trustee's performance of its duties pursuant to the Indenture as Indenture Trustee, in an amount equal to the product of one-twelfth of the Trustee Fee Rate and the Outstanding Principal Amount of all Series of Notes immediately following the preceding Payment Date.

        "Trustee Fee Rate": The percentage specified in the Specific Indenture Terms.

        "Vice President": With respect to the Issuer or the Indenture Trustee, any vice president whether or not designated by a number or a word or words added before or after the title "vice president."

        "Warehouse Conversion Event": The meaning specified in the related Supplement.

        "Warehouse Expected Termination Date": The date specified in the related Supplement.

        "Warehouse Funded Lease Contract": A Lease Contract acquired by the Issuer through a Warehouse Funding.

        "Warehouse Funding": An extension of credit by the Warehouse Lender to the Issuer in accordance with Article III hereof and the related Supplement, in the amount equal to the principal amount stated on the related Warehouse Funding Report.

        "Warehouse Funding Amount": As of any Warehouse Funding Date, the amount, if any, by which the sum of (a) the Aggregate IPB and (b) the Warehouse Funding IPB for the current Warehouse Funding Date, exceeds the sum of (i) the Required Collateralization Amount and (ii) the Outstanding Principal Amount of all Series of Notes; provided, however, that the Warehouse Funding Amount shall not exceed the Available Warehouse Amount or be less than zero.

        "Warehouse Funding Agreement": The Warehouse Funding Agreement comprised of the Standard Terms and Conditions of Warehouse Funding and the Specific Terms and Conditions of Warehouse Funding, between the Issuer and a Warehouse Lender in connection with the provision of Warehouse Fundings by such Warehouse Lender.

        "Warehouse Funding Date": Any Monday on which the Issuer desires to obtain a Warehouse Funding in accordance with the terms hereof, or if such Monday is not a Business Day, the following Business Day, and provided, however, that (a) except as otherwise set forth in the Specific Indenture Terms, no Warehouse Fundings shall occur on any date between and including a Determination Date and the related Payment Date and (b) no Warehouse Fundings shall occur after the date that the Issuer provides notice to the Indenture Trustee pursuant to Section 10.02 hereof that such Series of Warehouse Notes are to be redeemed by the Issuer.

        "Warehouse Funding IPB": The sum of the Implicit Principal Balances of the Lease Contracts to be acquired by or on behalf of the Issuer on any Warehouse Funding Date.

        "Warehouse Funding Period": The period of time commencing on the initial issuance of a Series of Warehouse Notes and ending on the applicable Warehouse Funding Termination Date.

        "Warehouse Funding Report": The report prepared by the Note Administrator substantially in the form of Schedule C to the related Supplement.

        "Warehouse Funding Termination Date": With respect to any Series of Warehouse Notes, the earliest of (a) the Warehouse Expected Termination Date,
(b) the day on which a Trigger Event occurs, (c) the date on which such Series of Notes is redeemed pursuant to Article Ten hereof and (d) any other date specified in the applicable Supplement.

        "Warehouse Lender": The party identified in the related Supplement.

        "Warehouse Note": Any Note issued pursuant to Article III hereof by the Issuer in favor of a Warehouse Lender and designated as such in the related Supplement.

        "Warehouse Note Interest Rate": As provided in the related Supplement.

        "Warehouse Note Limit": The maximum principal amount of a Series of Warehouse Notes, which amount shall be specified in the applicable Supplement and the applicable Warehouse Notes.

                                   ARTICLE TWO

                                    THE NOTES

        SECTION 2.01 FORM GENERALLY.

        The Term Notes and the certificates of authentication shall be in substantially the form set forth in Exhibit E-1 hereto and the Warehouse Note and the certificate of authentication shall be in substantially the form set forth in Exhibit E-2 hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture, and may, have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes.

        The definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any manner acceptable to the Indenture Trustee and the initial purchasers of the Notes, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

        SECTION 2.02 SERIES; DENOMINATION.

        (a) The Indenture provides for the issuance by the Issuer from time to time of one or more Series of Notes consisting of Term Notes and Warehouse Notes, all subject to and in accordance with the terms of the Indenture and the applicable Supplement and provided that, except in the case of a Warehouse Conversion Event, only one Series of Warehouse Notes may be Outstanding at any one time. Each Note in a Series shall bear upon the face thereof the designation selected for the Series to which it belongs. All Series of Notes shall be identical except for differences among the Series for Note Interest Rates, Stated Maturities and the other items identified below.

        All Notes of all Series issued under the Indenture shall be in all respects equally and ratably secured by the Collateral Granted by the Issuer on the Initial Delivery Date and from time to time thereafter (although the obligation insurance policies are issued specific to each Series only), and shall be entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of the Indenture and the applicable Supplement.

         The Supplement with regard to a Series of Notes shall establish, without limitation, the following terms and provisions of the Notes of such Series, each of which the Issuer shall determine in authorizing the issuance of any Series:

               (i)    designation of the Series;

               (ii) the applicable Delivery Date, Initial Payment Date, Accrual Date, the Transaction Documents Date, the schedules to be attached to such Supplement containing the Targeted Balances with respect to any Series of Term Notes and the Series Lease Schedule, and if applicable, the Cut-off Date, Warehouse Funding Termination Date and the Warehouse Expected Termination Date;

               (iii) the maximum aggregate principal amount of Notes of such Series that may be issued, including, without limitation, the Warehouse Note Limit and the maximum Term Note Funding Amount;

               (iv) the Note Interest Rate for a Series of Term Notes, or with respect to a Series of Warehouse Notes, the terms used in the definition of Note Interest Rate that require further specification in the applicable Supplement, including without limitation, the applicable Fixed Interest Rate, the Floating Interest Rate and the Maximum Warehouse Note Rate;

               (v)    any Initial Cash Deposit;

               (vi)   the identity of the Warehouse Lender, if applicable;

               (vii) the MBIA Premium, the MBIA Premium Rate and the due dates for the MBIA Premium;

               (viii) the Stated Maturity for such Series; and

               (ix)   the Note Insurance Policy number.

        (b) The aggregate principal amount of Notes of each Series which maybe authenticated and delivered under the Indenture is specified in the applicable Supplement, except for Notes authenticated and delivered upon registration of transfer or in exchange for or in lieu of, other Notes pursuant to Sections 2.04, 2.05, 2.07 or 9.05 hereof. The Notes shall be issuable only as registered Notes without coupons in denominations of at least $250,000 and any amount in excess thereof; PROVIDED, HOWEVER, that, the foregoing shall not restrict or prevent the transfer in accordance with Sections 2.05 and 2.06 hereof of any Note with a remaining Outstanding Principal Amount of less than $250,000.

        SECTION 2.03 EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

        The Notes shall be executed on behalf of the Issuer by its President or one of its Vice Presidents under its corporate seal imprinted or otherwise reproduced thereon. The signature of these officers on the Notes must be manual.

        Notes bearing the manual signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication or delivery of such Notes or did not hold offices at the date of authentication or delivery of such Notes.

       Each Note shall bear on its face the applicable Delivery Date and be dated as of the date of its authentication.

        No Note shall be entitled to any benefit under the Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee or by any Authenticating Agent by the manual signature of one of its authorized officers, and such certificate. upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

        SECTION 2.04 TEMPORARY NOTES.

        Pending the preparation of definitive Notes, the Issuer may execute, and upon Issuer Order, the Indenture Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

        If temporary Notes are issued, the Issuer will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 11.02(n) hereof, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor one or more definitive Notes of any authorized denominations and of a like initial aggregate principal amount and Stated Maturity. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under the Indenture as definitive Notes.

        SECTION 2.05 REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

        (a) The Issuer shall cause to be kept at an office or agency to be maintained by the Issuer in accordance with Section 11.02(n) hereof a register (the "Note Register"), in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. Norwest Bank Minnesota, National Association, 6th Street and Marquette Avenue, Minneapolis, Minnesota 55479-0069, is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Indenture Trustee shall have the right to examine the Note Register at all reasonable times and to rely conclusively upon a Certificate of the Note Registrar as to the names and addresses of the Holders of the Notes and the principal amounts and numbers of such Notes as held.

        (b) Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 11.02(n) hereof and subject to the conditions set forth in Section 2.06 hereof, the Issuer shall execute, and the Indenture Trustee or its agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations, and of a like aggregate principal amount, Series and Stated Maturity.

        (c) At the option of the Holder, Notes of a Series may be exchanged for other Notes of such Series of any authorized denominations and of a like aggregate principal amount and Stated Maturity, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee or its agent shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive.

        (d) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt and entitled to the same benefits under the Indenture, as the Notes surrendered upon such registration of such transfer or exchange.

        Every Note presented or surrendered for registration of transfer or exchange shall (if so required by the Issuer or the Note Registrar) be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

        No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.04 or 9.05 hereof not involving any registration of transfer.

        Notwithstanding anything else to the contrary contained in the Indenture, the obligation of the Issuer to pay the principal of and interest on the Notes is not a general obligation of the Issuer, but is limited solely to the Collateral pledged under the Indenture and the applicable Note Insurance Policies.

        SECTION 2.06 LIMITATION ON TRANSFER AND EXCHANGE.

        (a) The Notes have not been registered or qualified under the Securities Act of 1933 (the 1933 Act") or the securities laws of any state. No transfer of any Note shall be made unless that transfer is made in a transaction which does not require registration or qualification under the 1933 Act or under applicable state securities laws. In the event that a transfer is to be made without registration or qualification, such Noteholder's prospective transferee shall either (i) deliver to the Indenture Trustee an investment letter substantially in the form set forth on Exhibit A hereto, or other applicable document (the "Investment Letter") or (ii) deliver to the Indenture Trustee an opinion of counsel that the transfer is exempt from the Act. Neither the Issuer nor the Indenture Trustee is obligated to register or qualify the Notes under the 1933 Act or any other securities law. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Indenture Trustee, MBIA and the Issuer against any liability, cost or expense (including attorneys' fees) that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. The Indenture Trustee shall promptly, after receipt of such information as is set forth in the next succeeding sentence, furnish to any Holder, or any Prospective Owner designated by a Holder, the information required to be delivered to Holders and Prospective Owners of Notes in connection with resales of the Notes to permit compliance with Rule 144A of the 1933 Act in connection with such resales. Such information shall be provided to the Indenture Trustee by the Servicer.

      (b) No acquisition or transfer of a Note, or any interest therein may be made to any "Benefit Plan Investor" (as defined in 29 C.F.R. ss. 2510.3-101) or to any person who is directly or indirectly purchasing the Notes or an interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of, such a Benefit Plan Investor unless the Indenture Trustee is provided with evidence that establishes to the satisfaction of the Trustee that (i) either no "prohibited transaction" under ERISA or the Code will occur in connection with such prospective acquiror's or transferee's acquisition. and holding of the Notes or that the acquisition and holding of the Notes by such prospective acquiror or transferee is subject to a statutory or administrative exemption, and (ii) that the prospective acquiror's or transferee's acquisition and holding will not subject the Issuer, the Servicer, the Indenture Trustee, or the Note Administrator to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those explicitly undertaken in the Transaction Documents.

        The Indenture Trustee shall have no liability to the Trust Estate or any Noteholder arising from a transfer of any such Note in reliance upon a certification described in this Section 2.06.

        SECTION 2.07 MUTILATED, DESTROYED, LOST OR STOLEN NOTE.

        If (i) any mutilated Note is surrendered to the Note Registrar, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee and MBIA such security or indemnity as may be required by the Indenture Trustee to save the Issuer, the Indenture Trustee and MBIA or any agent of any of them harmless, then, in the absence of notice to the Issuer or the Note Registrar that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and, upon its request, the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of the same tenor, Series, initial principal amount and Stated Maturity, bearing a number not contemporaneously outstanding. If after the delivery of such new Note, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents for payment such original Note, MBIA, the Issuer and the Indenture Trustee shall be entitled to recover such new Note from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by MBIA, the Issuer or the Indenture Trustee or any agent of any of them in connection therewith. If any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered.

        Upon the issuance of any new Note under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

        Every new Note issued pursuant to this Section 2.07, in lieu of any destroyed, lost or stolen Note, shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of the Indenture equally and proportionately with any and all other Notes duly issued hereunder.

        The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

        SECTION 2.08 PAYMENT OF PRINCIPAL AND INTEREST; PRINCIPAL AND INTEREST RIGHTS PRESERVED.

        (a) The Notes shall bear interest on the Outstanding Principal Amount thereof for each applicable Accrual Period at the Note Interest Rate in effect at the beginning of the related Accrual Period (calculated on the basis of a 360-day year consisting of 12 months of 30 days each) for such Series, until the last day preceding the Final Payment Date and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest from the date such interest became due and payable (giving effect to any applicable grace periods provided herein) until fully paid. Interest shall be due and payable in arrears on each Payment Date, with each payment of interest calculated as described above on the Outstanding Principal Amount of the Notes immediately following the preceding Payment Date or on the applicable Delivery Date, if there has not been any preceding Payment Date, except that with respect to any Warehouse Fundings occurring since the preceding Payment Date, interest on the related Warehouse Funding Amounts from the related Warehouse Funding Date through the end of the Accrual Period in which such Warehouse Funding occurs shall be paid in the amount of the applicable First Period Warehouse Interest at the time of such fundings as provided in Section
3.05 hereof. In making any such interest payment, if the interest calculation with respect to a Note shall result in a portion of such payment being less than $.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

        (b) The principal of each Note shall be payable in installments ending no later than the applicable Stated Maturity thereof unless such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise. All reductions in the principal amount of a Note effected by payments of installments of principal made on any Payment Date shall be binding upon all future Holders of such Note and (if any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. Each installment of principal payable on the Notes shall be in an amount equal to the Principal Distribution Amount and the Additional Principal Amount, if any available to be paid in accordance with the priorities of Section 12.02(d) hereof. The principal payable on the Notes of each Series, shall be paid on each Payment Date beginning on the applicable Initial Payment Date and ending on the applicable Final Payment Date, and with respect to all of the Notes of one Series, on a pro rata basis based upon the ratio that the Outstanding Principal Amount of a Note bears to the Outstanding Principal Amount of all Notes of such Series; provided, however, that if as a result of such proration a portion of such principal would be less than $.01, then such payment shall be decreased to the nearest whole cent, and such portion shall be applied to the next succeeding principal payment.

        (c) The principal of and interest on the Notes are payable by check mailed by first-class mail to the Person whose name appears as the Registered Holder of such Note on the Note Register at the address of such Person as it appears on the Note Register or by wire transfer in immediately available funds to the account specified in writing to the Indenture Trustee by such Registered Holder at least five Business Days prior to the Record Date for the Payment Date on which wire transfers will commence, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Except as set forth in the final sentence of this
Section 2.08(c), all payments on the Notes shall be paid without any requirement of presentment. The Issuer shall notify the Person in whose name a Note is registered at the close of business on the Record Date next preceding the Payment Date on which the Issuer expects that the final installment of principal of such Note will be paid that the Issuer expects that such final installment will be paid on such Payment Date. Such notice shall be mailed no later than the tenth day prior to such Payment Date and shall specify the place where such Note may be surrendered. Funds representing any such checks returned undeliverable shall be held in accordance with Section 7.16. Each Noteholder shall surrender its Note to the Indenture Trustee prior to payment of the final installment of principal of such Note.

        (d) Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Notes, if the Notes have become or been declared due and payable following an Event of Default and such acceleration of maturity and its consequences have not been rescinded and annulled, then payments of principal of and interest on such Notes shall be made in accordance with Section 6.08 hereof.

        (e) On or before 2:00 p.m. (New York time) on each applicable Reset Date, the Indenture Trustee shall determine the applicable LIBOR Rate for any Outstanding Series of Warehouse Notes. Upon each determination of the LIBOR Rate, the Indenture Trustee will promptly provide notice of such determination to MBIA, the Note Administrator, the Warehouse Lender and the Servicer. The determination of the LIBOR Rate by the Indenture. Trustee and the Indenture Trustee's subsequent calculation of the Note Interest Rate for a Series of Warehouse Notes for the relevant Reset Date shall (in the absence of manifest error) be final and binding on each Noteholder.

        SECTION 2.09 PERSONS DEEMED OWNER.

        Prior to due presentment for registration of transfer of any Note, the Issuer, MBIA, the Indenture Trustee and any agent of the Issuer, MBIA or the Indenture Trustee shall treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, MBIA, the Indenture Trustee nor any agent of the Issuer, MBIA or the Indenture Trustee shall be affected by notice to the contrary.

        SECTION 2.10 CANCELLATION.

        All Notes surrendered to the Indenture Trustee for payment, registration of transfer or exchange (including Notes surrendered to any Person other than the Indenture Trustee which shall be delivered to the Indenture Trustee) shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this
Section 2.10, except as expressly permitted by the Indenture. All cancelled Notes held by the Indenture Trustee shall be disposed of by the Indenture Trustee as is customary with its standard practice.

        SECTION 2.11 TAX TREATMENT.

        The Issuer has structured the Indenture and the Notes with the intention that the Notes will qualify under applicable tax law as indebtedness of the Issuer, and, except as provided in the Specific Terms, the Issuer, the Company, the Servicer and each Noteholder, by acceptance of its Note, agree to treat the Notes as debt for all purposes.

                                 [PAGE MISSING]
        executed documents effecting the transfer of ownership of such titled Equipment from the vendor of such titled Equipment to the Issuer, a manufacturer's certificate of origin reflecting the Issuer as owner of the titled Equipment and a stamped application evidencing the filing with the appropriate Departments of Motor Vehicles of a request to title such Equipment in the name of the Issuer and naming the Indenture Trustee as secured party, and (b) with respect to titled Equipment which is titled in the name of the Company or a third party, either (1) a certificate of title issued by the appropriate Departments of Motor Vehicles in the name of the Issuer and naming the Indenture Trustee as secured party, or (2) a stamped application evidencing the filing with the appropriate Departments of Motor Vehicles of a request to title such Equipment in the name of the Issuer and naming the Indenture Trustee as secured party, together with an opinion of counsel to the effect that all requirements of the applicable certificate of title statutes have been complied with;

               (iii) the delivery by the Issuer to the Indenture Trustee on or before the Business Day immediately prior to the requested Warehouse Funding Date of the Series Lease Schedule with respect to the initial Warehouse Funding for a Series of Warehouse Notes and thereafter an Amended Lease Schedule accompanied by an Amendment to Indenture for New Lease Contracts and Amendment to Lease Acquisition Agreement for New Lease Contracts executed by the Issuer and the Company, as appropriate;

               (iv) no Default or Event of Default shall exist or shall result from such Warehouse Funding;

               (v) the Note Insurance Policy shall be in full force and effect and no MBIA Default shall have occurred;

               (vi) the Lease Contracts proposed to be funded with such Warehouse Funding shall be Eligible Lease Contracts, and after giving effect to such Warehouse Funding, neither the Concentration Limits nor the Warehouse Note Limit shall be exceeded;

               (vii) as of the second Business Day immediately prior to the requested Warehouse Funding Date, a Note Administrator is in place in accordance with Section 3.07 hereof,

               (viii) as of the second Business Day immediately prior to the requested Warehouse Funding Date, the Warehouse Note facility fee provided for under the applicable Warehouse Funding Agreement is not past due;

               (ix) none of the following shall have occurred: by reason of any changes arising after the Initial Delivery Date (A) the effective cost to the Warehouse Lender of funding a proposed Warehouse Funding shall exceed the LIBOR Rate applicable to such Warehouse Funding, (B) the making of any Warehouse Funding has become impracticable as a result of a contingency which has occurred and which materially and adversely affects the London interbank market, or (C) the making of any Warehouse Funding has been made unlawful by compliance by the Warehouse Lender in good faith with any law or governmental rule, regulation, guideline or order (whether or not having the force of law);

               (x) such Warehouse Funding shall occur on a date prior to the Warehouse Funding Termination Date;

               (xi) such other conditions as may be specified in the applicable Supplement; and

               (xii) the Trustee and the Note Administrator shall have received notice by facsimile by the Issuer, received no later than four business days prior to a Warehouse Funding Date that a Warehouse Funding shall occur on such Warehouse Funding Date.

        (b) PREPARATION OF WAREHOUSE FUNDING REPORT. Upon receipt by the Note Administrator of the list of the proposed Lease Contracts to be funded, the Note Administrator shall review such diskette and prepare a Warehouse Funding Report from the information provided in such diskette, the existing information regarding all other Lease Contracts and the existing information used to generate the Monthly Servicer's Report. No later than 10:00 a.m. (New York time) on each Business Day immediately preceding a proposed Warehouse Funding Date, the Note Administrator shall fax the Warehouse Funding Report to the Issuer and the Issuer shall thereupon execute such report and fax it to the Indenture Trustee no later than 11:00 am. (New York time) on such date of receipt. The Note Administrator shall electronically transfer or forward to MBIA by overnight mail for receipt by MBIA on the related Warehouse Funding Date, a diskette containing, in a standardized format, the same information that was delivered by the Issuer pursuant to Section 3.03(a)(i) hereof.

        SECTION 3.04 VERIFICATION OF WAREHOUSE FUNDING REPORT.

        (a) Upon the Indenture Trustee's receipt of a Warehouse Funding Report, the Indenture Trustee shall recompute all of the calculations in such report (including without limitation a recalculation of the Implicit Principal Balances of the related Lease Contracts) based on the information contained in the list of Lease Contracts forwarded to it by diskette or electronic transfer, the existing information regarding all other Lease Contracts and the existing information used to generate the Monthly Servicer's Report, and if the Indenture Trustee does not discover and is not notified of any errors in the calculations in such report that have not been corrected by 3:00 p.m. (New York time) on the Business Day immediately preceding the proposed Warehouse Funding Date and all of the conditions precedent set forth in Section 3.03(a) hereof have been satisfied, the Indenture Trustee shall notify the Warehouse Lender of the Warehouse Funding Amount by faxing the Warehouse Funding Report to the Warehouse Lender and MIA by 3:00 p.m. on the Business Day immediately preceding the proposed Warehouse Funding Date. If the Indenture Trustee discovers or is notified of any error in the Warehouse Funding Report that is not corrected by 3:00 p.m. (New York time) on the Business Day immediately preceding the proposed Warehouse Funding Date or if any of the conditions precedent set forth in
Section 3.03(a) hereof have not been satisfied, the Indenture Trustee shall notify the Warehouse Lender that the applicable Warehouse Funding is postponed until resolution of any such error, and the Indenture Trustee shall thereupon



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

notify MBIA, the Note Administrator and the Issuer of such error. If MBIA discovers any error in the Warehouse Funding Report after a funding based on such report, MBIA shall notify the Indenture Trustee, the Note Administrator and the Issuer.

        (b) If a Warehouse Funding occurs based upon a Warehouse Funding Report with respect to which an error has been discovered and the Note Administrator or the Issuer is not able to correct such error to the satisfaction of the Warehouse Lender and MBIA by the next succeeding date upon which a Warehouse Funding is permitted to occur (or, in the case of the final Warehouse Funding preceding the applicable Warehouse Funding Termination Date, by the Payment Date immediately following such Warehouse Funding Termination Date), the Issuer shall either (i) repurchase the affected Lease Contracts at a price equal to the Implicit Principal Balance of such Lease Contracts, (ii) replace the affected Lease Contracts with Substitute Lease Contracts, in each case on the earlier of W the second succeeding date upon which a Warehouse Funding is permitted to occur and (y) the following Determination Date or (iii) deposit funds in the Collection Account in the amount, if any, by which the Warehouse Funding Amount as recalculated based on the correct information is less than the affected Warehouse Funding.

        SECTION 3.05 DISBURSEMENT OF FUNDS. Subject to the terms of the Indenture, the Warehouse Lender will make available to the Issuer each Warehouse Funding Amount set forth on the applicable Warehouse Funding Report, less any First Period Warehouse Interest, at the Issuer Payment Office by 3:00 p.m. (New York time) on the applicable Warehouse Funding Date in immediately available funds.

        SECTION 3.06 REPAYMENTS OF PRINCIPAL. On each Payment Date, the Issuer shall make payments of principal on the Warehouse Note in whole or in part, in the amount, if any, of the Principal Distribution Amount for the Warehouse Note for such Payment Date and any Additional Principal Amount required to be paid by the Issuer in accordance with clauses (vii) and (xi) of Section 12.02(d) hereof.

        SECTION 3.07  APPOINTMENT OF NOTE ADMINISTRATOR.

        (a) The Issuer hereby appoints Rothschild Inc. as Note Administrator with respect to the Warehouse Notes. By the execution of a separate agreement between the Note Administrator and the Issuer, attached hereto as Exhibit F (the "Note Administration Agreement"), Rothschild Inc. shall accept its appointment as Note Administrator and agree to be bound by the provisions of Article Three hereof. If at any time MBIA, or upon an MBIA Default, the Noteholders shall notify the Indenture Trustee and Rothschild Inc. in writing that Rothschild Inc. has failed to perform its duties in accordance with this Article Three or the Note Administration Agreement, or if at any time, Rothschild Inc. shall become the subject of a proceeding under the federal Bankruptcy Code, the Issuer shall appoint a successor Note Administrator which shall be acceptable to MBIA and notify the Indenture Trustee of such appointment. Upon notice of such appointment, the Issuer shall mail written notice thereof by first-class mail, postage prepaid, to all Holders of Warehouse Notes. Upon the Note Administrator's resignation or termination pursuant to this Section 3.07, the Note

Administrator shall comply with the provisions of the Indenture and the Insurance Agreement until the acceptance of the appointment of a successor Note Administrator. Any successor Note Administrator upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as the Note Administrator.

        (b) The Issuer agrees to pay the Note Administrator compensation for its services under this Article Three in accordance with the terms of the Note Administration Agreement, which fee shall in no event be an obligation of the Trust Estate.



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

                                  ARTICLE FOUR

                 ISSUANCE OF NOTES; SUBSTITUTIONS OF COLLATERAL

        SECTION 4.01 CONDITIONS TO INITIAL ISSUANCE OF NOTES.

        Each Series of Notes to be issued on the Initial Delivery Date, may be executed by the Issuer and delivered to the Indenture Trustee for authentication, and thereupon, the same shall be authenticated and delivered by the Indenture Trustee upon Issuer Order and upon receipt by the Indenture Trustee of the following:

        (a) with respect to the issuance of the initial Series of Term Notes, an Assignment and, Assumption Agreement with the related Series Lease Schedule attached thereto;

        (b) the original executed counterpart of each Lease Contract and all other items included in the Lease Contract File;

        (c) a Board Resolution of each of the Issuer, the Servicer and the Company authorizing, as applicable, the execution, delivery and performance of the Transaction Documents and the transactions contemplated hereby and by the other Transaction Documents, certified by the Secretary or an Assistant Secretary of the Issuer, the Servicer or the Company, as applicable;

        (d) a copy of an officially certified document, dated not more than 30 days prior to the Initial Delivery Date, evidencing the due organization and good standing of each of the Issuer, the Servicer and the Company;

        (e) copies of the Certificate of Incorporation and By-Laws of each of the Issuer, the Servicer and the Company, certified by the Secretary or an Assistant Secretary of the Issuer, the Servicer and the Company, as applicable;

        (f) (i) evidence of filing with the Secretary of State of the State (and with the relevant county, if required by the applicable state law) of the Company's chief executive office of UCC-1 financing statements executed by the Company, as debtor, and naming the Issuer as secured party, and the Lease Assets as collateral; and (ii) evidence of filing with the Secretary of State of the State (and with the relevant county, if required by the applicable state law) of the Issuer's chief executive office of UCC-1 financing statements executed by the Issuer, as debtor, and naming the Indenture Trustee for the benefit of the Noteholders and MBIA as secured party, and the Trust Estate as collateral;

        (g) a certificate listing the Servicing Officers of the Servicer as of the Initial Delivery Date;

        (h) an executed copy of a Supplement for each Series of Notes to be issued on the Initial Delivery Date and the Servicing Agreement and the Lease Acquisition Agreement;

        (i) a Note Insurance Policy for each Series of Notes being issued on such date;

        (j) evidence of the deposit by the Issuer of interest on the initial Series of Term Notes at the applicable Note Interest Rate pursuant to
Section 12.02(a)(iv) hereof; and

        (k) such other documents as the Indenture Trustee or MBIA may reasonably require or as may be specified in the Specific Indenture Terms.

        SECTION 4.02 ISSUANCES OF ADDITIONAL SERIES OF NOTES.

        (a) Additional Series of Term Notes and Warehouse Notes may be issued by the Issuer in accordance with the terms of the Indenture, provided that any new Series of Term Notes shall have an aggregate initial principal balance not to exceed the Term Note Funding Amount and any new Series of Warehouse Notes shall have an aggregate initial principal balance not to exceed the maximum amount specified in the applicable Supplement.

        (b) On or before the Delivery Date relating to any new Series of Notes, the parties hereto will execute and deliver a Supplement which will specify the terms applicable to such new Series. The terms set forth in such Supplement may modify or amend the terms of the Indenture solely as applied to such new Series. Each new Series of Notes may be executed by the Issuer and delivered to the Indenture Trustee for authentication, and thereupon, the same shall be authenticated and delivered by the Indenture Trustee upon Issuer Order and upon receipt by the Indenture Trustee of the following:

               (i) original executed counterpart of each new Lease Contract and all other items included in the Lease Contract File;

               (ii) a Supplement and if the Issuer is acquiring Lease Contracts from the Company, an Assignment and Assumption Agreement, subjecting any new Lease Contracts to the provisions of the Transaction Documents, and providing with respect to such new Lease Contracts a Series Lease Schedule (unless with respect to a Series of Warehouse Notes, no Warehouse Funding is to occur on the applicable Delivery Date);

               (iii) on or before the tenth Business Day immediately preceding the Delivery Date for the Notes to be issued, the issuer shall have given the Indenture Trustee, the Servicer, MBIA and each Rating Agency notice of such issuance and the applicable Delivery Date;

               (iv) the Issuer shall have delivered to the Indenture Trustee and MBIA the related Supplement, executed by each party hereto other than. the Indenture Trustee;

               (v) the Issuer shall have delivered to the Indenture Trustee and MBIA an Officers' Certificate of the Issuer to the effect that (A) such issuance will not result in the occurrence of a Trigger Event or a Default under the Indenture and the, Issuer is not in Default under the Indenture, (B) the issuance of the Notes applied for will not result in a breach of any of the terms, conditions or provisions of, or constitute a Default under, any agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject (C) all conditions precedent provided in the Indenture relating to the authentication and delivery of the additional Series of Notes applied for have been complied with, and (D) specifying the Series, whether such Series is to be comprised of Term Notes or Warehouse Notes, the applicable Stated Maturity and the principal amount and Note Interest Rate of the Notes to be authenticated and delivered;

               (vi) (A) if the Issuer is acquiring the Lease Assets from the Company, evidence of filing with the Secretary of State of the State (and with the relevant county, if required by the applicable state law) of the Company's chief executive office of UCC-1 financing statements executed by the Company, as debtor, and naming the Issuer as secured party, and the Lease Assets as collateral; (B) evidence of filing with the Secretary of State of the State (and with the relevant county, if required by the applicable state law) of the Issuer's chief executive office of UCC-1 financing statements executed by the Issuer, as debtor, and naming the Indenture Trustee for the benefit of the Noteholders and MBIA as secured party, and the Trust Estate as collateral; and (C) with respect to any titled Equipment, evidence acceptable to MBIA that applications have been filed to re-title or originate title in the related Equipment in the name of the Issuer and naming the Indenture Trustee as secured party;

               (vii) the Issuer shall have delivered to the Indenture Trustee and MBIA an Officers' Certificate to the effect that attached thereto am true and correct copies of letters signed by each Rating Agency confirming that the Notes of such Series have been rated "AAA" by S&P and "Aaa" by Moody's and that the rating on each other Series of Notes is in full force and effect on the applicable Delivery Date;

               (viii) a financial guaranty insurance policy with respect to the payment of principal and interest of such new Series of Notes in form and substance substantially the same as the Note Insurance Policy issued by MBIA with respect to the Series of Term Notes or Warehouse Notes, as applicable, on the Initial Delivery Date, and evidence that MBIA shall not have been downgraded from an "AAA" or "Aaa" rating;

               (ix) an opinion of counsel to the effect that the Notes of such Series will be characterized as debt and that the issuance of such Series will not adversely affect the characterization of the Notes of any Outstanding Series as debt; and

               (x) such other documents, certificates, instruments, opinions, or other items as may be required by the terms of the Supplement creating such Series of Notes or as may be specified in the Specific Indenture Terms.

Upon satisfaction of the above conditions, the Indenture Trustee shall execute the Supplement and issue and deliver to or upon the order of the Issuer the applicable Notes, and provide notice to all existing Noteholders of the issuance of such Series of Notes.

        SECTION 4.03 SECURITY FOR NOTES.

        (a) The Issuer and the Company shall file UCC-I financing statements described in Sections 4.01 (f) and 4.02(b)(vi) hereof in accordance with such Sections. In addition, as soon as practicable but no later than 30 days after the Initial Delivery Date and any subsequent Delivery Date, as the case may be,
(i) the Issuer shall file with respect to all Lease Contracts other than Loan Contracts, UCC- I financing statements with the Secretaries of State (and with the relevant county, if required by the applicable state law) of the Enumerated States, executed by the Issuer, as debtor, and naming the Indenture Trustee for the benefit of the Noteholders and MBIA as secured party and the Equipment located in such States as collateral; provided that no filings naming an individual Customer as debtor shall be required; and (ii), with respect to any titled Equipment underlying a Lease Contract, the Issuer and the Company shall provide evidence to the Indenture Trustee acceptable to MBIA that applications have been filed to retitle or originate title in such Equipment, as applicable, in the name of the Issuer and naming the Indenture Trustee as secured party, and immediately upon receipt, the Issuer shall deliver or cause to be delivered to the Indenture Trustee, certificates of title naming the Issuer as title owner and the Indenture Trustee as secured party. From time to time, the Servicer shall take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Indenture Trustee's and MBIA's respective interests in the Lease Contracts and the Equipment owned by the Issuer and initially located in the Enumerated States against all other Persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

        (b) If any change in either the Company's or the Issuer's name, identity, structure or the location of its principal place of business or chief executive office occurs, then the Issuer shall, or the Issuer shall cause the Company, to deliver 30 days prior written notice of such change or relocation to the Servicer, MBIA and the Indenture Trustee and no later than the effective date of such change or relocation, the Servicer shall file such amendments or statements as may be required to preserve and protect the Indenture Trustee's and MBIA's respective interests in the Trust Estate.

        (c) During the term of the Indenture, the Issuer will maintain its chief executive office and principal place of business in one of the States of the United States.

        (d) The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Indenture Trustee's and MBIA's respective right, title and interest in and to the Trust Estate (other than the Equipment not initially located in the Enumerated States).

        (e) The Indenture Trustee may, if requested by the Servicer for purposes of servicing a Lease Contract, temporarily release to the Servicer such Lease Contract. Any Lease Contract temporarily released from the custody of the Indenture Trustee to the Servicer or its agents shall have stamped on it prior to delivery a legend to the effect that the Lease Contract is the property of the Issuer and has been pledged to Norwest Bank Minnesota, National Association, as Indenture Trustee. The Servicer shall promptly return the Lease Contract to the Indenture Trustee when the need therefor no longer exists.

        SECTION 4.04 SUBSTITUTION, PURCHASE AND ADDITION OF LEASE CONTRACTS.

        (a) If at any time the Issuer, MBIA or the Indenture Trustee obtains knowledge (within the meaning of 7.01 (e) hereof), discovers or is notified by the Servicer that any of the representations and warranties of the Company in the Lease Acquisition Agreement were incorrect at the time as of which such representations and warranties were made, then the Person discovering such defect, omission, or circumstance shall promptly notify MBIA and the other parties to this Indenture.

        (b) In the event that (i) any representation or warranty of the Company in the Lease Acquisition Agreement is incorrect and materially and adversely affects the interests of MBIA or the Holders of the Notes, or if any breach of any of the representations and warranties set forth in Sections 3.01(a)(ii), 3.01(a)(v), 3.01(a)(vii) or 3.01(a)(xxi) of the Standard Lease Acquisition Terms, or (ii) the Indenture Trustee shall fail to receive evidence acceptable to MBIA that each application for re-titling certificates of title has been filed within 30 days of the Initial Delivery Date required pursuant to Section 4.03(a) hereof, then in the case of clause (i) above, the Issuer shall require the Company pursuant to the Lease Acquisition Agreement to eliminate or otherwise cure the circumstance or condition which has caused such representation or warranty to be incorrect within 30 days of discovery or notice thereof, and in the case of clause (ii) above, the Issuer shall require the Company pursuant to the Lease Acquisition Agreement to deliver all original certificates of title still in its possession to the Back-up Servicer, who shall file applications for re-titling the related certificates of title at the expense of and based on instructions from the Company. In the case of clause (i) above, if the Company fails or the Company or the Back-up Servicer is unable to cure such circumstance or condition in accordance with the Lease Acquisition Agreement, or in the case of clause (ii) above, if the Indenture Trustee shall fail to receive evidence acceptable to MBIA within 60 days of the Initial Delivery Date required pursuant to Section 4.03(a) hereof, then the Issuer shall require the Company to substitute or purchase pursuant to the Lease Acquisition Agreement for any Lease Contract as to which the certificate of title was not delivered to the Indenture Trustee within the required time period or such representation or warranty is incorrect within the time specified in Section
3.03 of the Lease Acquisition Agreement. The proceeds of a purchase shall be remitted by the Issuer to the Servicer for deposit by the Servicer in the Collection Account pursuant to Section 3.03(a) of the Standard Servicing Terms.

        (c) If the Issuer fails to enforce the purchase or substitution obligation of the Company under the Lease Acquisition Agreement, the Indenture Trustee is hereby appointed attorney-in-fact to act on behalf of and in the name of the Issuer to require such purchase or substitution.

        (d) With respect to (i) any Lease Contract to be prepaid or terminated early pursuant to Section 3. 10 of the Standard Servicing Terms and (ii) any Defaulted Lease Contract or Delinquent Lease Contract, the Issuer shall be entitled to with respect to (ii) above, and shall with respect to (i) above, upon five Business Days notice to the Indenture Trustee, purchase such Lease Contract or deliver a Substitute Lease Contract meeting the same requirements as those specified in Section 3.04 of the Standard Lease Acquisition Terms for substitutions and purchases by the Company upon breaches of a representation or warranty by the Company thereunder; provided, however, that (w) the cumulative Implicit Principal Balance of prepaid or early terminated Lease Contracts on any Series Lease Schedule which are substituted by the Issuer (measured as of the date of substitution) shall not exceed 10% of the applicable Series Initial IPB,
(x) the cumulative Implicit Principal Balance of Defaulted Lease Contracts on any Series Lease Schedule which are purchased or substituted by the Issuer (measured as of the date of substitution) shall not exceed the Defaulted Lease Purchase and Substitution Limit times the applicable Series Initial IPB and (y) the cumulative Implicit Principal Balance of Delinquent Lease Contracts on any Sublease Schedule which are purchased or substituted by the Issuer (measured as of the date of substitution) shall not exceed the applicable Delinquent Lease Purchase and Substitution Limit times the applicable Series Initial IPB.

        (e) The Issuer shall comply with the requirements relating to Substitute Lease Contracts and Warehouse Funded Lease Contracts as set forth in the Lease Acquisition Agreement within the time periods set forth therein. In addition, in the case of any new Lease Contracts acquired by the Issuer pursuant to a Warehouse Funding, the Issuer shall provide to the Indenture Trustee and MBIA, as applicable, the items listed in Section 3.03(a) hereof which are required to be delivered to the Indenture Trustee and/or MBIA pursuant to such Section. In the case of any Substitute Lease Contracts acquired by the Issuer, the Issuer shall provide to the Indenture Trustee on the applicable date of delivery the items listed in (i) and (ii) below, and to MBIA the item listed in (i) below. In the case of any new Lease Contracts acquired by the Issuer pursuant to either a Warehouse Funding or a substitution of a Lease Contract, the Issuer shall provide to the Indenture Trustee and MBIA at the end of each calendar quarter the items listed in (iii) below with respect to any Substitute Lease Contracts substituted or Lease Contracts acquired through a Warehouse Funding during such period:

                (i) an Amendment to Lease Acquisition Agreement for New Lease Contracts and an Amendment to Indenture for New Lease Contracts substantially in the forms of Exhibit A to the Standard Lease Acquisition Terms and Exhibit B to the Standard Indenture Terms, respectively, each amendment having attached thereto an Amended Lease Schedule and subjecting such Substitute Lease Contract to the provisions thereof and hereof and providing with respect to the Substitute Lease Contract the information required to supplement the related Series Lease Schedule, and with respect to titled Equipment, an application to retitle or originate title in such Equipment, as applicable, in the name of the Issuer and naming the Indenture Trustee as secured party;

                (ii) the original executed counterpart of the Lease Contract relating to such Substitute Lease Contract and all other items included in the Lease Contract File; and

                (iii) evidence that financing statements have been filed with respect to such Substitute Lease Contract or Warehouse Funded Lease Contract in accordance with Sections 4.01(f), 4.02(b)(vi) and 4.03 hereof.

        SECTION 4.05 RELEASES.

        (a) The Issuer shall be entitled to obtain a release from the lien of the Indenture for any Lease Contract and, except in the case of a re-lease under
(iii) below, the related Equipment at any time (i) after a payment by the Company or the Issuer of the Purchase Price of the Lease Receivable, (ii) after a Substitute Lease Contract is substituted for such Lease Contract, or (iii) upon the termination of a Lease Contract following the sale, lease or other disposition of the related Equipment in accordance with Section 3.01(b)(vii) of the Standard Servicing Terms, if the Issuer delivers to the Indenture Trustee and MBIA an Officer's Certificate (A) identifying the Lease Receivable and the related Lease Contract and Equipment to be released, (B) requesting the release thereof, (C) setting forth the amount deposited in the Collection Account with respect thereto, in the event a Lease Contract and the related Equipment are being released from the lien of this Indenture pursuant to (i) or (iii) above, and (D) certifying that the amount deposited in the Collection Account (x) equals the Purchase Price of the Lease Contract, in the event a Lease Contract and the related Equipment are being released from the lien of the Indenture pursuant to (i) above or (y) equals the entire amount of Insurance Proceeds, Recoveries or Residual Proceeds. received with respect to such Lease Contract and related Equipment in the event of a release from the lien of the Indenture pursuant to (iii) above.

        (b) Upon satisfaction of the conditions specified in subsection (a), the Indenture Trustee shall release from the lien of the Indenture and deliver to or upon the order of the Issuer (or to or upon the order of the Company if it has satisfied its obligations under Section 4.04 hereof and Section 3.04 of the Lease Acquisition Agreement with respect to a Lease Contract) the Lease Contract, the Lease Receivable and the Equipment described in the Issuer's request for release.

        SECTION 4.06 TRUST ESTATE.

        The Indenture Trustee may, and when required by the provisions of Articles Four, Five, Six and Twelve hereof shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of the Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article Four shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

        SECTION 4.07 NOTICE OF RELEASE.

        The Indenture Trustee shall be entitled to receive at least 10 days' notice of any action to be taken pursuant to Section 4.05(a) hereof, accompanied by copies of any instruments involved.

                                  ARTICLE FIVE

                           SATISFACTION AND DISCHARGE

        SECTION 5.01 SATISFACTION AND DISCHARGE OF INDENTURE.

        (a) Following payment in full of (i) all of the Notes, (ii) the fees and charges of the Indenture Trustee, (iii) all other obligations of the Issuer under this Indenture and (iv) all amounts owing to MBIA under the Insurance Agreement, and the release by the Indenture Trustee of the Trust Estate in accordance with Section 5.01(b) hereof, the Indenture shall be discharged. Notice of the matters specified in this Section 5.01(a) shall be provided to Moody's in the manner provided in Section 13.03(e).

        (b) Upon payment in full of the amounts referred to in clauses (i) through (iv) of Section 5.01 (a) hereof, the Issuer may submit to the Indenture Trustee an Officer's Certificate requesting the release to the Issuer or its designee of a stated amount of the funds on deposit in the Cash Collateral Account and some or all of the other Trust Estate (collectively, the "Withdrawn Collateral"), accompanied by an Opinion of Counsel reasonably acceptable to MBIA to the effect that, after the release of the Withdrawn Collateral, there will remain an amount in the Cash Collateral Account or otherwise subject to the Indenture at least equal to the payments of interest due on the Outstanding Notes and the Principal Distribution Amounts that am subject to recapture as preferential transfers pursuant to Section 547 of the Bankruptcy Code or, alternatively, to the effect that no such payments are subject to recapture. In rendering such Opinion Of Counsel, such counsel may rely as to factual matters, including, without limitation, the date on which funds were received and the source of funds, upon an Officer's Certificate. Promptly after receipt of such Officer's Certificate, Opinion of Counsel and authorization to release from MBIA, the Indenture Trustee shall release the Withdrawn Collateral from the lien of the Indenture, and deliver the Withdrawn Collateral to the Issuer or its designee. The Issuer shall be entitled to deliver more than one such Officer's Certificate and Opinion of Counsel until the entire Trust Estate is released and delivered to the Issuer or its designee. Notwithstanding the foregoing, MBIA may waive the requirement that the Issuer deliver such Officer's Certificate and/or Opinion of Counsel and authorize the Indenture Trustee by written direction to release all or a portion of the Cash Collateral Account or other items of the Trust Estate from the lien of the Indenture upon payment in full of the amounts referred to. in clauses (i) through (iv) of Section 5.01(a) hereof. Notwithstanding termination of this Indenture, the Indenture Trustee shall remain obligated to make claims under the Note Insurance Policy with respect to any Preference Claim.

        (c) In connection with the discharge of the Indenture and the release of the Trust Estate, the Indenture Trustee shall release from the lien of the Indenture and deliver to or upon the order of the Issuer all property remaining in the Trust Estate and shall execute and file, at the expense of the Issuer, UCC financing statements evidencing such discharge and release.

        SECTION 5.02 APPLICATION OF TRUST MONEY.

        Subject to the last paragraph of Section 7.16 hereof, all monies deposited with the Indenture Trustee pursuant to Section 5.01 hereof shall be held in trust, invested in Eligible Investments listed in Section (1) of the definition thereof, and applied by the Indenture Trustee, in accordance with the provisions of the Notes and the Indenture, to the payment, either directly or through any Paying Agent as the Indenture Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Indenture Trustee; but such money need not be segregated from other funds except to the extent required in the, Indenture or to the extent required by law.



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

                                   ARTICLE SIX

                              DEFAULTS AND REMEDIES

        SECTION 6.01  EVENTS OF DEFAULT.

        "Event of Default" wherever used herein means any one of the following events:

        (1) default in the payment of any interest upon any Note when the same becomes due and payable; or

        (2) default in the payment of any principal of any Note when the same becomes due and payable; or

        (3) default in the performance of any covenant of the Issuer, or material breach of any representation or warranty of the Issuer, in the Indenture, the Lease Acquisition Agreement, the Insurance Agreement or the Servicing Agreement (other than a covenant or warranty default in the performance of which or breach of which is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 30 days after the Issuer has actual knowledge thereof,

        (4) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer under the Federal Bankruptcy Code or any other applicable Federal or state bankruptcy, insolvency, reorganization, liquidation or other similar law now or hereafter in effect or any arrangement with creditors or appointing a receiver, liquidator, assignee, trustee, or sequestrator (or other similar official) for the Issuer or for any substantial part of its property, or ordering the winding up or liquidation of the Issuer's affairs, and the continuance OF any such decree or order unstayed and in effect for a period of 60 consecutive days; or

        (5) the institution by the Issuer of proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Issuer to the institution of bankruptcy or insolvency proceedings against the Issuer, or the filing by the Issuer of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or state bankruptcy insolvency, reorganization, liquidation or other similar law now or hereafter in effect, or the consent by the Issuer to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of the Issuer's property, or the making by the Issuer of any assignment for the benefit of creditors, or the admission by it in writing of its inability, or the failure by it generally, to pay its debts as they become due, or the taking of corporate action by the Issuer in furtherance of any such action.

        SECTION 6.02 ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

        If an Event of Default with respect to any of the Notes at the time Outstanding occurs and is continuing, then, and in every such case, the Indenture Trustee shall, at the direction of MBIA, or if there is an MBIA Default, the Indenture Trustee shall, at the direction of the Holders of not less than 66-2/3% in Outstanding Principal Amount of all Notes, declare the principal of all the Notes to be immediately due and payable, by notice given in writing to the Issuer (and to the Indenture Trustee if given by Noteholders); provided that, MBIA shall not declare the Outstanding Principal Amount of all of the Notes immediately due and payable unless it shall have endorsed the Note Insurance Policies to provide coverage for any shortfall in the payment of accelerated principal and any interest due on the Outstanding Notes on the date established for redemption thereof pursuant to such acceleration, and upon any such declaration, such principal shall become immediately due and payable without any presentment, demand, protest or other notice of any kind (except such notices as shall be expressly required by the provisions of the Indenture), all of which are hereby expressly waived.

        At any time after such a declaration of acceleration has been made, but before any Sale of the Trust Estate has been made or a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article provided, MBIA, or if an MBIA Default has occurred, the Holders of not less than a majority of the Outstanding Principal Amount of all Notes, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences (except that in the case of a payment default on the Notes, the consent of all the Noteholders shall be required to rescind and annul such a declaration and its consequences) if:

        (1) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay

               (A) all overdue installments of interest on all Notes;

               (B) the principal of any Notes which has become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by such Notes from the time such principal first became due until the date when paid; and

               (C) all sums paid or advanced, together with interest thereon, by the Indenture Trustee, MBIA or any Noteholder hereunder or by MBIA under the Insurance Agreement or any Note Insurance Policy, and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, MBIA and the Noteholders, their agents and counsel incurred in connection with the enforcement of the Indenture to the date of such payment or deposit; and

        (2) all Events of Default, other than the nonpayment of the principal on any of the Notes which has become due solely by such declaration of acceleration, have been cured or waived as provided in
        Section 6.15 hereof.


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

No such rescission shall affect any subsequent default or impair any right consequent thereon.

        SECTION 6.03 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE.

        The Issuer covenants that if an Event of Default shall occur and be continuing and any of the Notes have been declared due and payable and such declaration has not been rescinded and annulled, the Issuer will, upon demand of the Indenture Trustee and at the direction of MBIA, pay to the Indenture Trustee, for the benefit of the Holders of the Notes and MBIA, the whole amount then due and payable on the Notes for principal and interest, with interest upon the overdue principal at the rate borne by the Notes and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and MBIA, their respective agents and counsel.

        If the Issuer fails to pay such amount forthwith upon such demand, the Indenture Trustee, in its own name and as Indenture Trustee of an express trust shall, at the direction of MBIA, and if an MBIA Default has occurred the Indenture Trustee may, and shall, at the direction of not less than a majority of the Outstanding Principal Amount of all Notes, institute Proceedings for the collection of the sums so due and unpaid, and prosecute such Proceeding to judgment or final decree, and enforce the same against the Issuer and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer, wherever situated.

        If an Event of Default occurs and is continuing, the Indenture Trustee shall, at the direction of MBIA, and if an MBIA Default has occurred the Indenture Trustee may, and shall, at the direction of not less than a majority of the Outstanding Principal Amount of all Notes, proceed to protect and enforce its rights and the rights of MBIA by such appropriate Proceedings as the Indenture Trustee, at the direction of MBIA, or if an MBIA Default has occurred, at its discretion shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in the Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

        SECTION 6.04 REMEDIES.

        If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall, at the direction of MBIA, and if an MBIA Default has occurred, the Indenture Trustee may, and shall, at the direction of not less than a majority of the Outstanding Principal Amount of all Notes, do one or more of the following:

                (a) institute Proceedings for the collection of all amounts then due and payable on the Notes or under the Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer the monies adjudged due;

                (b) take possession of and sell the Trust Estate securing the Notes or any portion thereof or rights or interest therein, at one or more Sales called and conducted in any manner permitted by law;

                (c) institute any Proceedings from time to time for the complete or partial foreclosure of the lien created by the Indenture with respect to the Trust Estate securing the Notes;

                (d) during the continuance of a default under a Lease Contract, exercise any of the rights of the lessor under such Lease Contract; and

                (e) exercise any remedies of a secured party under the Uniform Commercial Code or any applicable law and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee, MBIA or the Holders of the Notes hereunder;

provided, however, that without the consent of MBIA, or if an MBIA Default has occurred, all the Holders of Outstanding Notes, the Indenture Trustee may not sell or otherwise liquidate any portion of the Trust Estate unless the proceeds of such Sale or liquidation distributable to the Noteholders are sufficient to discharge in full the amounts then due and unpaid upon the Notes for principal and interest together with any amounts owed to MBIA under the Insurance Agreement.

        SECTION 6.05 OPTIONAL PRESERVATION OF TRUST ESTATE.

        If (i) an Event of Default shall have occurred and be continuing with respect to the Notes and (ii) no Notes have been declared due and payable, or such declaration and its consequences have been annulled and rescinded, the Indenture Trustee shall, at the direction of MBIA. or if an MBIA Default has occurred, the Indenture Trustee may in its sole discretion if it determines it to be in the best interests of the Holders of the Notes and shall, upon request from the Holders of a majority in Outstanding Principal Amount of all Notes, elect, by giving written notice of such election to the Issuer, to take possession of and retain the Trust Estate securing the Notes intact, collect or cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of such Notes in accordance with the provisions of Article Twelve of the Indenture. If the Indenture Trustee is unable to or is stayed from giving such notice to the Issuer for any reason whatsoever, such election shall be effective as of the time of such determination or request, as the case may be, notwithstanding any failure to give such notice, and the Indenture Trustee shall give such notice upon the removal or cure of such inability or stay (but shall have no obligation to effect such removal or cure). Any such election may be rescinded with respect to any portion of the Trust Estate securing the Notes remaining at the time of such rescission by written notice to the Indenture Trustee and the Issuer from MBIA or, if an MBIA Default has occurred, from the Holders of a majority in Outstanding Principal Amount of all Notes.

        SECTION 6.06 INDENTURE TRUSTEE MAY FILE PROOFS OF CLAIM.

        In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial Proceeding relating to the Issuer or any other obligor upon any of the Notes or the property of the Issuer or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the principal of any of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered, to intervene in such proceeding or otherwise,

                (i) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Notes issued hereunder and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and any other amounts due the Indenture Trustee under
        Section 7.07 hereof) and of MBIA and the Noteholders allowed in such judicial Proceeding, and

                (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such judicial Proceeding is hereby authorized by MBIA and each Noteholder to make such payments to the Indenture Trustee, and in the event that the Indenture Trustee shall consent to the making of such payments directly to MBIA or the Noteholders, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 7.07 hereof.

        Nothing contained in the Indenture shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of MBIA or any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting MBIA or any of the Notes or the rights of any Holder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of MBIA or any Noteholder in any such Proceeding.

        SECTION 6.07 INDENTURE TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES.

        (a) In all Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all of the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

        (b) All rights of actions and claims under the Indenture or any of the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the



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

production thereof in any Proceeding relating thereto, and any such Proceedings instituted by the Indenture Trustee shall be brought in its own name as Indenture Trustee of an express trust, and any recovery whether by judgment, settlement or otherwise shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, be for MBIA and the ratable benefit of the Holders of the Notes.

        SECTION 6.08 APPLICATION OF MONEY COLLECTED.

        If the Notes have been declared due and payable following an Event of Default and such declaration has not been rescinded or annulled, any money collected by the Indenture Trustee with respect to the Notes pursuant to this Article Six or otherwise and any other money that may be held thereafter by the Indenture Trustee as security for the Notes shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the distribution of such money on account of, principal or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid; provided that proceeds of a claim under an Note Insurance Policy will be used only to pay fees, interest and principal on the applicable Series in the manner set forth in clauses Fourth and Fifth below:

        FIRST:  To the payment of all amounts due the Servicer pursuant to
Section 3.09 of the Servicing Agreement and Section 12.02(d)(i) hereof and to pay the Servicer the amount necessary to reimburse the Servicer for any other unrecovered Servicer Advances;

        SECOND: To the payment to the Indenture Trustee of the Trustee Fee then due, to the payment to the Back-up Servicer of the Back-up Servicer Fee then due;

        THIRD:  To the payment to MBIA of the MBIA Premium then due;

        FOURTH: To the payment of the amounts then due and unpaid upon the Notes of each Series for interest, with interest (to the extent such interest has been collected by the Indenture Trustee or a sum sufficient therefor has been so collected and payment thereof is legally enforceable at the respective rate or rates prescribed therefor in the Notes) on overdue principal, in the proportion in which the Outstanding Principal Amount of each Series represents of the Outstanding Principal Amount of all Series, without preference or priority of any kind, according to the amounts due and payable on the Notes for interest;

        FIFTH: To the payments of the remaining Outstanding Principal Amount of the Notes, in the proportion in which the Outstanding Principal Amount of each Series represents of the Outstanding Principal Amount of all Series, without preference or priority of any kind;

        SIXTH: To the payment to MBIA of any amounts previously paid by MBIA under any of the Note Insurance Policies and not theretofore repaid, together with interest thereon and any other amounts due under the Insurance Agreement;



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

        SEVENTH: In the event an MBIA Default has occurred, to reimburse the Noteholders for any costs or expenses incurred in connection with any enforcement action with respect to the Indenture or the Notes;

        EIGHTH: In the event an MBIA Default has occurred, to the payment of any fees and expenses to a Warehouse Lender not paid pursuant to clause Fourth above, and to the payment of any surplus to or at the written direction of the Issuer or any other person legally entitled thereto;

        NINTH:    To the payment to the Servicer of any other amounts due the
Servicer as expressly provided herein and in the Servicing Agreement;

        TENTH:    To the payment to the Indenture Trustee and the Back-up
Servicer, any other amounts due to the Indenture Trustee or the Back-up Servicer as expressly provided herein and in the Servicing Agreement;

        ELEVENTH: To pay to MBIA any other amounts owing under the Insurance Agreement;

        TWELFTH: To reimburse MBIA and the Noteholders for any costs or expenses incurred in connection with any enforcement action with respect to the Indenture or the Notes;

        THIRTEENTH: To the payment of any fees and expenses to a Warehouse Lender not paid pursuant to clause Fourth above, and to the payment of any surplus to or at the written direction of the Issuer or any other person legally entitled thereto.

        SECTION 6.09 LIMITATION ON SUITS.

        No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder for so long as an MBIA Default has not occurred, and if an MBIA Default has occurred, unless

              (1) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

              (2) the Holders of not less than 66-2/3% in Outstanding Principal Amount of all Notes shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

              (3) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

              (4) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such Proceedings; and

              (5) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of 66-2/3% or more in Outstanding Principal Amount of all Notes; it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other Holders of Notes, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under the Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes.

        SECTION 6.10 UNCONDITIONAL RIGHT OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST.

        Notwithstanding any other provision in the Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal, interest, and premium, if any, on such Note as such principal, interest, and premium, if any, becomes due and payable and to institute any Proceeding for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

        SECTION 6.11 RESTORATION OF RIGHTS AND REMEDIES.

        If the Indenture Trustee, MBIA or any Noteholder has instituted any Proceeding to enforce any right or remedy under the Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee, MBIA or to such Noteholder, then, and in every case, the Issuer, the Indenture Trustee, MBIA and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, MBIA and the Noteholders shall continue as though no such Proceeding had been instituted.

        SECTION 6.12 RIGHTS AND REMEDIES CUMULATIVE.

        Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section
2.07 hereof, no right or remedy herein conferred upon or reserved to the Indenture Trustee, MBIA or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

        SECTION 6.13 DELAY OR OMISSION; NOT WAIVER.

        No delay or omission of the Indenture Trustee, MBIA or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article Six or by law to the Indenture Trustee, MBIA or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, MBIA or by the Noteholders, as the case may be, subject in each case, however, to the right of MBIA to control any such right and remedy except as provided in Section 13.14 hereof.

        SECTION 6.14 CONTROL BY NOTEHOLDERS.

        MBIA or, if an MBIA Default has occurred, the Holders of a majority in Outstanding Principal Amount of all Notes, shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; provided that:

                (1) such direction shall not be in conflict with any rule of law or with the Indenture including, without limitation, any provision hereof which expressly provides for approval by a greater percentage of Outstanding Principal Amount of all Notes;

                (2) any direction to the Indenture Trustee by the Noteholders to undertake a private sale of the Trust Estate shall be by the Holders of all Outstanding Notes, unless the condition set forth in Section 6.18(b)(ii) hereof is met;

                (3) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 7.01 hereof, the Indenture Trustee need not take any action which a Responsible Officer or Officers of the Indenture Trustee in good faith determines might involve it in personal liability or be unjustly prejudicial to the Noteholders not consenting; and

                (4) the Indenture Trustee has been furnished reasonable indemnity against costs, expenses and liabilities which it might incur in connection therewith as provided in Section 7.01(f) hereof.

        SECTION 6.15 WAIVER OF PAST DEFAULTS.

        MBIA, or if an MBIA Default has occurred, the Holders of 66-2/3% in Outstanding Principal Amount of all Notes, may on behalf of the Holders of all the Notes waive any past Default hereunder and its consequences, except a
Default:

               (1) in the payment of the principal of, or premium, if any, or interest on any Note, or a Default described in Sections 6.01(4) and (5) hereof, or


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

               (2) in respect of a covenant or provision hereof which under Article Nine hereof cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

        Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

        SECTION 6.16 UNDERTAKING FOR COSTS.

        All parties to the Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under the Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.16 shall not apply to any suit instituted by the Indenture Trustee or MBIA, or to any suit instituted by any Noteholder or group of Noteholders, holding in the aggregate more than 50% in Outstanding Principal Amount of all Notes, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the Stated Maturity expressed in such Note.

        SECTION 6.17 WAIVER OF STAY OR EXTENSION LAWS.

        The Issuer covenants (to the extent that it may lawfully do so) that it will not, at any time, insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of the Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

        SECTION 6.18 SALE OF TRUST ESTATE.

        (a) The power to effect any sale (a "Sale") of any portion of the Trust Estate pursuant to Section 6.04 hereof shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate securing the Notes shall have been sold or all amounts payable on the Notes and under the Indenture with respect thereto shall have been paid. The Indenture Trustee may from time to time postpone any Sale by public announcement made at the time and place of such Sale.



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

        (b) To the extent permitted by applicable law, the Indenture Trustee shall not, in any private Sale, sell to a third party the Trust Estate, or any portion thereof unless:

               (i) MBIA, or if an MBIA Default has occurred the Holders of all Outstanding Notes, consent to or direct the Indenture Trustee to make such Sale; or

               (ii) if an MBIA Default has occurred, the proceeds of such Sale would not be less than the sum of all amounts due to the Indenture Trustee hereunder and the Outstanding Principal Amount of all notes and interest due or to become due thereon on the Payment Date next succeeding such Sale together with any amounts owing to MBIA under the Insurance Agreement.

        (c) The Indenture Trustee, MBIA or the Noteholders may bid for and acquire any portion of the Trust Estate in connection with a public Sale thereof, and in lieu of paying cash therefor, any Noteholder may make settlement for the purchase price by crediting against amounts owing on the Notes of such Holder or other amounts owing to such Holder secured by the Indenture, that portion of the net proceeds of such Sale to which such Holder would be entitled, after deducting the reasonable costs, charges and expenses incurred by the Indenture Trustee, MBIA or the Noteholders in connection with such Sale. The Notes need not be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against the Notes. The Indenture Trustee, MBIA or the Noteholders may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.

        (d) The Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof. In addition, the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

        (e) The method, manner, time, place and terms of any Sale of all or any portion of the Trust Estate shall be commercially reasonable.

        SECTION 6.19 ACTION ON NOTES.

        The Indenture Trustee's right to seek and recover judgment on the Notes or under the Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to the Indenture. Neither the lien of the Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.


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

                                  ARTICLE SEVEN
                              THE INDENTURE TRUSTEE

        SECTION 7.01  CERTAIN DUTIES AND RESPONSIBILITIES.

        (a) Except during the continuance of an Event of Default known to the Indenture Trustee as provided in subsection (e) below:

               (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in the Indenture, and no implied covenants or obligations shall be read into the Indenture against the Indenture Trustee; and

               (ii) in the absence of bad faith or negligence on its part, the Indenture Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of the Indenture; but in the case of any such certificates or opinions, which by any provision hereof are specifically required to be furnished to the Indenture Trustee, the Indenture Trustee shall be under a duty to examine the same and to determine whether or not they conform to the requirements of the Indenture.

        (b) In case an Event of Default known to the Indenture Trustee as provided in subsection (e) below has occurred and is continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by the Indenture, and shall use the same degree of care and skill in its exercise, as a reasonable person would exercise or use under the circumstances in the conduct of his or her own affairs.

        (c) No provision of the Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith, except that:

               (i) this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section;

               (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Indenture Trustee, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

               (iii) the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of MBIA or the Holders of a majority (or other such percentage as may be required by the terms hereof) in Outstanding Principal Amount of all Notes in accordance with Section
        6.14 hereof relating to the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee, or exercising any trust


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

        or power conferred upon the Indenture Trustee, under the Indenture, the Lease Acquisition Agreement or the Servicing Agreement; and

              (iv) no provision of the Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, provided that nothing contained in the Indenture shall excuse the Indenture Trustee for failure to perform its duties as Indenture Trustee under the Indenture.

        (d) Whether or not therein expressly so provided, every provision of the Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this
Section 7.01.

        (e) For all purposes under the Indenture, the Indenture Trustee shall not be deemed to have notice of any Event of Default described in Section 6.01(4) or 6.01(5) hereof or any Default described in Section 6.01(3) hereof or of any Trigger Event unless a Responsible Officer assigned to and working in the Indenture Trustee's corporate trust department has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default, Default or Trigger Event is received by the Indenture Trustee at the Corporate Trust Office, and such notice references any of the Notes generally, the Issuer, the Trust Estate or the Indenture.

        (f) The Indenture Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under the Indenture, or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability that is adjudicated, in connection with any action so taken.

        (g) Notwithstanding any extinguishment of All right, title and interest of the Issuer in and to the Trust Estate following an Event of Default and a consequent declaration of acceleration of the maturity of any of the Notes, whether such extinguishment occurs through a Sale of the Trust Estate to another person, the acquisition of the Trust Estate by the Indenture Trustee with respect to the Trust Estate (or the proceeds thereof) and the Noteholders and the rights of the Noteholders shall continue to be governed by the terms of the Indenture.

        (h) Notwithstanding anything to the contrary contained herein, the provisions of subsections (e) through (g), inclusive, of this Section 7.01 shall be subject to the provisions of subsections (a) through (c), inclusive, of this
Section 7.01.

         (j) The Indenture Trustee shall provide the reports and accountings as required pursuant to Section 12.04 hereof.


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

        SECTION 7.02 NOTICE OF DEFAULT AND TRIGGER EVENTS.

        Promptly after the occurrence of any Default or Trigger Event known to the Indenture Trustee (within the meaning of Section 7.01 (e) hereof) which is continuing, within one Business Day of obtaining such knowledge, the Indenture Trustee shall transmit by telephonic or telegraphic communication confirmed by mail to MBIA and the Issuer and by mail to all Holders of Notes, as their names and addresses appear on the Note Register, notice of such Default or Trigger Event hereunder known to the Indenture Trustee, unless in the case of notice of Default to Noteholders, such Default shall have been promptly cured or waived.

        SECTION 7.03 CERTAIN RIGHTS OF INDENTURE TRUSTEE.

        Except as otherwise provided in Section 7.01,

        (a) the Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other obligation, paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

        (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by a Issuer Request or Issuer Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

        (c) whenever in the administration of the Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

        (d) the Indenture Trustee may consult with counsel and the written advice of such counsel selected by the Indenture Trustee with due care or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

        (e) the Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the Noteholders pursuant to the Indenture, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

        (f) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall


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

be entitled to examine the books, records and premises of the Issuer, upon reasonable notice and at reasonable times personally or by agent or attorney; and

        (g) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

        SECTION 7.04 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF NOTES.

        (a) The recitals contained in the Indenture and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations as to the validity or condition of the Trust Estate or any part thereof, or as to the title of the Issuer thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Indenture Trustee hereunder or as to the validity or sufficiency of the Indenture or any of the Notes. The Indenture Trustee shall not be accountable for the use or application by the Issuer of any of the Notes or the proceeds thereof or of any money paid to the Issuer or upon Issuer Order under any provisions hereof

        (b) Except as otherwise expressly provided herein and without limiting the generality of the foregoing, the Indenture Trustee shall have no responsibility or liability for or with respect to the existence or validity of any Equipment or Lease Contract, the perfection of any security interest (whether as of the date hereof or at any future time), the maintenance of or the taking of any action to maintain such perfection, the validity of the assignment of any portion of the Trust Estate to the Indenture Trustee or of any intervening assignment, the review of any Lease Contract (it being understood that the Indenture Trustee has not reviewed and does not intend to review the substance or form of any such Lease Contract), the performance or enforcement of any Lease Contract, the validity and sufficiency of the Note Insurance Policies, the compliance by the Issuer or the Servicer with any covenant or the breach by the Issuer or the Servicer of any warranty or representation made hereunder or in any related document or the accuracy of any such warranty or representation, any investment of monies in the Collection Account or any loss resulting therefrom, the acts or omissions of the Issuer, the Servicer, MBIA or any Customer, any action of the Servicer taken in the name of the Indenture Trustee, or the validity of the Servicing Agreement or the Lease Acquisition Agreement.

        (c) The Indenture Trustee shall not have any obligation or liability under any Lease Contract by reason of or arising out of the Indenture or the granting of a security interest in such Lease Contract hereunder or the receipt by the Indenture Trustee of any payment relating to any Lease Contract pursuant hereto, nor shall the Indenture Trustee be required or obligated in any manner to perform or fulfill any of the obligations of the Issuer under or pursuant to any Lease Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it, or the sufficiency of any performance by any party, under any Lease Contract.



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

        SECTION 7.05 MAY HOLD NOTES.

        The Indenture Trustee, the Servicer, any Paying Agent, the Note Registrar, any Authenticating Agent or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes, and if operative, may otherwise deal with the Issuer with the same rights it would have if it were not Indenture Trustee, Servicer, Paying Agent, Note Registrar, Authenticating Agent or such other agent.

        SECTION 7.06 MONEY HELD IN TRUST.

        Money and investments held in trust by the Indenture Trustee or any Paying Agent hereunder shall be held in one or more trust accounts hereunder but need not be segregated from other funds except to the extent required in the Indenture or required by law. The Indenture Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer or otherwise specifically provided in the Indenture.

        SECTION 7.07 COMPENSATION AND REIMBURSEMENT.

        The Issuer agrees:

               (i) to pay the Indenture Trustee monthly its fee for all services rendered by it hereunder as Indenture Trustee, in the amount of the Trustee Fee (which compensation shall not otherwise be limited by any provision of law in regard to the compensation of a trustee of an express trust), and to pay to the Back-up Servicer its fee for all services rendered hereunder and under the Servicing Agreement as Back-up Servicer, in the amount of the Back-up Servicer Fee;

               (ii) except as otherwise expressly provided herein or in the Specific Indenture Terms, to reimburse the Indenture Trustee or the Back-up Servicer upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Indenture Trustee or the Back-up Servicer in accordance with any provision of the Indenture or Servicing Agreement (including the reasonable compensation and the expenses and disbursements of the Indenture Trustee's and Back-up Servicer's agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

               (iii) to indemnify and hold harmless the Trust and the Indenture Trustee from and against any loss, liability, expense, damage or injury (other than those attributable to a Noteholder in its capacity as an investor in any of the Notes) sustained or suffered pursuant to the Indenture by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Trust or the Indenture Trustee (including without limitation any violation of any applicable laws by the Issuer as a result of the transactions contemplated by the Indenture), including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other expenses incurred in connection with the defense of any actual or threatened action, proceeding


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

        or claim; provided that the Issuer shall not indemnify the Indenture Trustee if such loss, liability, expense, damage or injury is due to the Indenture Trustee's gross negligence or willful misconduct, willful misfeasance or bad faith in the performance of duties. Any indemnification pursuant to this Section shall only be payable from the assets of the Issuer and shall not be payable from the assets of the Trust. The provisions of this indemnity shall run directly to and be enforceable by an injured person subject to the limitations hereof and this indemnification agreement shall survive the termination of the Indenture.

        Upon the occurrence of an Event of Default resulting in an acceleration of maturity of the Notes that has not been rescinded and annulled, the Indenture Trustee shall have, as security for the performance of the Issuer under this Section 7.07, a lien ranking senior to the lien of the Notes with respect to which any claim of the Indenture Trustee under this Section 7.07 arose upon all property and funds held or collected as part of the Trust Estate by the Indenture Trustee in its capacity as such except the Indenture Trustee shall have no liens on the amounts paid under any of the Note Insurance Policies. The Indenture Trustee shall not institute any Proceeding seeking the enforcement of such lien against any Trust Estate unless directed to do so by MBIA and (i) such Proceeding is in connection with a proceeding in accordance with Article Six hereof for enforcement of the lien of the Indenture for the benefit of the Holders of the Notes secured by such Trust Estate after the occurrence of an Event of Default (other than an Event of Default due solely to a breach of this Section 7.07) and a resulting declaration of acceleration of maturity of such Notes that has not been rescinded and annulled, or (ii) such Proceeding does not result in or cause a Sale or other disposition of such Trust Estate. All monies so collected by the Indenture Trustee shall be applied in accordance with Section 6.08 hereof.

        SECTION 7.08 CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

        There shall at all times be a trustee hereunder which shall be a corporation or association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, subject to supervision or examination by Federal or state authority and having an office within the United States of America, and which shall have a commercial paper or other short-term rating of the highest short term rating categories by the Rating Agencies, or a long term rating of Baa3 or higher or otherwise acceptable to the Rating Agencies. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.


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

        SECTION 7.09  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

        (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Indenture Trustee under Section 7.10 hereof.

        (b) The Indenture Trustee may resign at any time by giving 30 days' written notice thereof to the Issuer, MBIA and to each Noteholder. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Indenture Trustee.

        (c) The Indenture Trustee may be removed by MBIA, or if an MBIA Default has occurred, by the Holders of 66-2/3% in Outstanding Principal Amount of all Notes, at any time if one of the following events have occurred:

               (i)   the Indenture Trustee shall cease to be eligible under
        Section 7.08 hereof and shall fail to resign after written request therefor by the Issuer, MBIA or by any Noteholder, or

               (ii) the Indenture Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Indenture Trustee or of its property shall be appointed or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

               (iii) the Indenture Trustee has failed to perform its duties in the Indenture or has breached any representation of warranty made in the Indenture.

        (d) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Indenture Trustee for any cause with respect to any of the Notes, the Issuer by a Board Resolution, shall promptly appoint a successor Indenture Trustee reasonably satisfactory to MBIA. If no successor Indenture Trustee shall have been so appointed by the Issuer within 30 days of notice of removal or resignation and shall have accepted appointment in the manner hereinafter provided, then MBIA may appoint a successor Indenture Trustee. If MBIA shall fail to appoint a successor Indenture Trustee within 90 days, then 66-2/3% in Outstanding Principal Amount of all Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee with respect to the Notes.

        (e)    The Issuer shall give notice in the manner provided in Section
13.04 hereof of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee with respect to the Notes and notice shall be provided in the manner provided in Section



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

separate Indenture Trustee that has so resigned or been removed may be appointed in the manner provided in this Section;

               (iv) no co-Indenture Trustee or separate Indenture Trustee hereunder shall be personally liable by reason of any act or omission of the Indenture Trustee or any other such Indenture Trustee hereunder nor shall the Indenture Trustee be liable by reason of any act or omission of any co-Indenture Trustee or separate Indenture Trustee selected by the Indenture Trustee with due care or appointed in accordance with directions to the Indenture Trustee pursuant to Section 6.14; and

               (v) any Act of Noteholders delivered to the Indenture Trustee shall be deemed to have been delivered to each such co-Indenture Trustee and separate Indenture Trustee.

        SECTION 7.13 RIGHTS WITH RESPECT TO THE SERVICER.

        The Indenture Trustee's rights and obligations with respect to the Servicer and the Back-up Servicer shall be governed by the Servicing Agreement.

        SECTION 7.14 APPOINTMENT OF AUTHENTICATING AGENT.

        The Indenture Trustee may appoint an Authenticating Agent or Agents with respect to the Notes which shall be authorized to act on behalf of the Indenture Trustee to authenticate Notes issued upon original issue or upon exchange, registration of transfer or pursuant to Section 2.05 hereof, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Indenture Trustee hereunder. Wherever reference is made in the Indenture to the authentication and delivery of Notes by the Indenture Trustee or the Indenture Trustee's certificate of authentication or the delivery of Notes to the Indenture Trustee for authentication, such reference shall be deemed to include authentication and delivery on behalf of the Indenture Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Indenture Trustee by an Authenticating Agent and delivery of the Notes to the Authenticating Agent on behalf of the Indenture Trustee. Each Authenticating Agent shall be acceptable to the Issuer, MBIA and the Noteholders and shall at all times be a corporation having a combined capital and surplus of not less than the equivalent of $50,000,000 and subject to supervision or examination by Federal or state authority or the equivalent foreign authority, in the case of an Authenticating Agent who is not organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia. It such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.




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

        Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Indenture Trustee or such Authenticating Agent; provided, such corporation shall be otherwise eligible under this Section.

        An Authenticating Agent may resign at any time by giving written notice thereof to the Indenture Trustee, MBIA and to the Issuer. The Indenture Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent, MBIA and to the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Indenture Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Issuer and MBIA and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Notes, if any, with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Note Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

        The Indenture Trustee may pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section; provided, however, the Indenture Trustee shall not be entitled to be reimbursed for such payments.

        If an appointment is made pursuant to this Section, the Notes may have endorsed thereon, in addition to the Indenture Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

        This is one of the Notes described in the within-mentioned Indenture.

                                               NORWEST BANK MINNESOTA,
                                                NATIONAL ASSOCIATION
                                                As Indenture Trustee

                                               By:______________________________
                                                     As Authenticating Agent


                                               By:______________________________
                                                     Authorized Officer




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

        SECTION 7.15 INDENTURE TRUSTEE TO HOLD LEASE CONTRACTS.

        The Indenture Trustee hereby acknowledges receipt (subject to any exceptions as may be noted by the Indenture Trustee to the Servicer and MBIA within 10 days of the related Delivery Date) of and shall hold each Lease Contract together with any documents relating thereto that may from time to time be delivered to the Indenture Trustee, until such time as such Lease Contract is released from the lien of the Indenture pursuant to the terms of the Indenture.

        The Indenture Trustee shall be under no duty or obligation to inspect, review or examine the Lease Contracts and other documents to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

        SECTION 7.16 MONEY FOR NOTE PAYMENTS TO BE HELD IN TRUST.

        The Indenture Trustee shall execute and deliver, and if there is any Paying Agent other than the Indenture Trustee, the Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee and MBIA an instrument in which such Paying Agent shall agree with the Indenture Trustee that, subject to the provisions of this Section, such Paying Agent will:

        (i) hold all sums held by it for the payment of principal or interest on Notes in trust for the benefit of the Noteholders entitled thereto and MBIA until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

        (ii) give the Indenture Trustee, MBIA and the Noteholders notice of any Default by the Issuer (or any other obligor upon the Notes) in the making of any payment of principal or interest; and

        (iii) at any time during the continuance of any such Default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent.

        The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of the Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

        Any money deposited with the Indenture Trustee or any Paying Agent in trust for the payment of the principal or interest on any Note and remaining unclaimed for three years after such principal or interest has become due and payable shall be paid to the Issuer on Issuer Request or to MBIA (upon its written request) if such payment had been made by MBIA; and the Holder of such Note shall thereafter, as an unsecured general creditor, and subject to any applicable statute of



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

limitations, look only to the Issuer for payment thereof, and all liability of the Indenture Trustee, such Paying Agent or MBIA with respect to such trust money or the related Note, shall thereupon cease; PROVIDED, HOWEVER, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the city in which the Corporate Trust Office is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer, and provided, further, that any amounts held that are proceeds of a claim made under an Note Insurance Policy shall be returned to MBIA, and the Noteholders shall look only to MBIA for such payments. The Indenture Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Noteholders whose right to or interest in monies due and payable but not claimed is determinable from the records of any Paying Agent, at the last address as shown on the Note Register for each such Noteholder).



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

                                  ARTICLE EIGHT

                           THE NOTE INSURANCE POLICIES

        SECTION 8.01 PAYMENTS UNDER THE NOTE INSURANCE POLICIES.

        If on the close of business on the second Business Day prior to any Payment Date, the funds on deposit in the Collection Account are not sufficient to make the payment of any fees due to a Warehouse Lender under a Series of Warehouse Notes or interest due on the Outstanding Notes of the applicable Series on such Payment Date, in each case in accordance with Section 12.02(d)(vi) hereof, the Indenture Trustee shall, no later than 10:00 a.m. New York time, on the Business Day immediately preceding such Payment Date make a claim under the applicable Note Insurance Policy in an amount equal to such insufficiency. In addition, if on the close of business on the second Business Day immediately prior to any Stated Maturity the funds on deposit in the Collection Account are not sufficient to pay the entire Outstanding Principal Amount of all Notes of the applicable Series (after giving effect to the application of funds available to pay the Pro Rata Share of the Principal Distribution Amount of each Outstanding Series in accordance with Section 12.02(d)(vii) hereof), the Indenture Trustee shall, no later than 10:00 a.m. New York time, on the Business Day immediately preceding such Payment Date, make a claim under the applicable Note Insurance Policy in an amount equal to such insufficiency. Proceeds of claims on the Note Insurance Policies shall be deposited in the Collection Account or the Redemption Account, as applicable, and used solely to pay amounts due in respect of interest on the applicable Notes on each Payment Date and principal of the applicable Notes at the Stated Maturity.

        In addition, on any day that the Indenture Trustee has actual knowledge or receives notice that any amount previously paid to a Noteholder has been subsequently recovered from such Noteholder pursuant to a final order of a court of competent jurisdiction that such payment constitutes an avoidable preference within the meaning of any applicable bankruptcy law to such Noteholder (a "Preference Claim"), the Indenture Trustee shall make a claim within one Business Day upon the relevant Note Insurance Policy for the full amount of such Preference Claim in accordance with the terms of such Note Insurance Policy. Any proceeds of any such Preference Claim received by the Indenture Trustee shall be paid to the related Noteholders.



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

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

        SECTION 9.01  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.

        The Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee, with the consent of MBIA but without the consent of the Holders of any Notes, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes, provided that any such amendment, as evidenced by an Opinion of Counsel if requested by the Indenture Trustee, will not have a material adverse affect on Noteholders:

               (1) to correct or amplify the description of any property at any time subject to the lien of the Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of the Indenture, or to subject to the lien of the Indenture additional property; or

               (2) to evidence the succession of another Person to the Issuer, and the assumption by such successor of the covenants of the Issuer herein and in the Notes contained, in accordance with Section 11.02(p) hereof; or

               (3) to add to the covenants of the Issuer, for the benefit of MBIA or the Holders of all Notes, or to surrender any right or power herein conferred upon the Issuer; or

               (4) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee; or

               (5) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provisions with respect to matters or questions arising under the Indenture, which shall not be inconsistent with the provisions of the Indenture, provided that such action shall not adversely affect the interests of the Holders of the Notes; or

               (6) to evidence the succession of the Indenture Trustee pursuant to Article Seven hereof; or

               (7) to add to any Events of Default;

               (8) to substitute one or more Lease Contracts in accordance with
        Section 4.04 hereof and to add Lease Contracts pursuant to Warehouse Fundings;

               (9) to amend the definition of "Concentration Limits"; and



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

               (10) modify any of the provisions of this Section 9.02, except to increase the percentage of Holders required for any modification or waiver or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of each Holder of each Outstanding Note affected thereby; or

               (11) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any part of the Trust Estate or terminate the lien of the Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the lien of the Indenture; or

               (12) modify any of Sections 6.01(1) or (2), 6.02, 6.03, 6.18, or
        12.02(d) hereof.

        (b) With the consent of MBIA and the Holders of not less than 66-2/3% in Outstanding Principal Amount of a Series of Warehouse Notes, by Act of said Holders delivered to the Issuer and the Indenture Trustee, the Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of Article Three hereof, provided that any such amendment does not modify the Indenture in a manner described in clauses (1) through (8) of paragraph (a) of this Section 9.02.

        (c) The Indenture Trustee is hereby authorized to join in the execution of any supplemental indenture pursuant to clause (a) or (b) above and to make any further appropriate agreements and stipulations that may be therein contained, but the Indenture Trustee shall not be obligated to enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under the Indenture. It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. Promptly after the execution by the Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Issuer shall mail to the Holders of the Notes and the Rating Agencies a copy of such supplemental indenture.

        SECTION 9.03 EXECUTION OF SUPPLEMENTAL INDENTURES.

        In executing any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by the Indenture, the Indenture Trustee shall be entitled to receive upon request, and (subject to Section 7.01 hereof) shall be fully protected in relying in good faith upon, an Opinion of Counsel reasonably acceptable to the Indenture Trustee stating that the execution of such supplemental indenture is authorized or permitted by the Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Indenture Trustee's own duties or immunities under the Indenture or otherwise.



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

        SECTION 9.04 EFFECT OF SUPPLEMENTAL INDENTURES.

        Upon the execution of any supplemental indenture under this Article, the Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of the Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

        SECTION 9.05 REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES.

        Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.





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

                                   ARTICLE TEN

                               REDEMPTION OF NOTES

        SECTION 10.01 REDEMPTION AT THE OPTION OF THE ISSUER; ELECTION TO
REDEEM.

        The Issuer shall have the option to redeem (a) at any time except as may be otherwise specified in the related Supplement, all of the Outstanding Notes of a Series of Warehouse Notes and (b) all of the Outstanding Notes of any Series of Term Notes at any time after the Outstanding Principal Amount of the Notes in such Series is less than 10% (or such other percentage as may be specified in the Specific Indenture Terms) of the original Outstanding Principal Amount of such Series of Term Notes as of the related Delivery Date, in each case at the applicable Redemption Price plus any fees due hereunder and all amounts due to MBIA under the Insurance Agreement. With respect to any redemption permitted by clause (b) above, MBIA shall have the same option to redeem any such Series of Notes in the absence of the exercise thereof by the Issuer. With respect to any Series of Warehouse Notes, MBIA shall have the option to redeem all of the Outstanding Notes of such Series at any time after the Outstanding Principal Amount of the Notes in such Series is less than 10% (or such other percentage as may be specified in the Specific Indenture Terms) of the Series Initial IPB at the time of redemption.

        The Issuer shall set the Redemption Date and the Redemption Record Date for a Series of Notes and give notice thereof to the Indenture Trustee pursuant to Section 10.02 hereof.

        Installments of interest and principal that are due regarding a Series of Notes on or prior to the related Redemption Date shall continue to be payable to the Holders of such Notes called for redemption as of the relevant Record Dates according to their terms and the provisions of Section 2.08 hereof. The election of the Issuer or MBIA to redeem any Notes pursuant to this Section shall be evidenced by a Board Resolution or written notice from MBIA, respectively, directing the Indenture Trustee to make the payment of the Redemption Price on all of the Notes to be redeemed from monies deposited with the Indenture Trustee pursuant to Section 10.04 hereof.

        SECTION 10.02 NOTICE TO INDENTURE TRUSTEE; DEPOSIT OF REDEMPTION PRICE.

        In the case of any redemption pursuant to Section 10.01 hereof, the Issuer or MBIA, as applicable, shall, at least 15 days prior to the related Redemption Date, notify the Indenture Trustee of such Redemption Date and shall deposit into the Redemption Account on such notification date an amount equal to the Redemption Price of all Notes to be redeemed on such Redemption Date plus any fees due hereunder and all amounts due to MBIA under the Insurance Agreement; provided, however, that in the case of a redemption of a Series of Warehouse Notes to be funded through the issuance of a Series of Term Notes, the Issuer need not deposit the applicable Redemption Price into the Redemption Account prior to the provision of the notice of redemption, but rather, on the related Delivery Date, the Issuer shall deposit into the Redemption Account such portion of the proceeds of the issuance of such new Series of Term Notes as is necessary to redeem the applicable Series of Warehouse Notes on the related Redemption Date at the applicable Redemption Price.



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

        SECTION 10.03  NOTICE OF REDEMPTION BY THE ISSUER.

        Upon receipt of such notice and such deposit set forth in Section 10.02 above, the Indenture Trustee shall provide notice of redemption pursuant to
Section 10.01 hereof by first-class mail, postage prepaid, mailed no later than the Business Day following the date on which such deposit was made to each Holder of Notes whose Notes are to be redeemed, at his address in the Note Register.

        All notices of redemption shall state:

        (1)    the applicable Redemption Date;

        (2)    the applicable Redemption Price; and

        (3) that on such Redemption Date, the Redemption Price will become due and payable upon each such Note in the related Series, and that interest thereon shall cease to accrue on such date.

        Notice of redemption of a Series of Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer or MBIA, as applicable. Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

        SECTION 10.04 NOTES PAYABLE ON REDEMPTION DATE.

        Notice of redemption having been given as provided in Section 10.03 hereof, the Series of Notes to be redeemed shall, on the applicable Redemption Date, become due and payable at the Redemption Price and on such Redemption Date (unless the Issuer or MBIA, as applicable, shall default in the payment of the Redemption Price) such Notes shall cease to bear interest. The Holders of such Notes shall be paid the Redemption Price by the Paying Agent on behalf of the Issuer; provided, however, that installments of principal and interest that are due regarding such Series of Notes on or prior to such Redemption Date shall be payable to the Holders of such Notes registered as such on the relevant Record Dates according to their terms and the provisions of Section 2.08 hereof.

        If the Holders of any Note called for redemption shall not be so paid, the principal and premium on such Series of Notes, if any, shall, until paid, bear interest from the applicable Redemption Date at the related Note Interest Rate.

        SECTION 10.05 RELEASE OF SERIES LEASE CONTRACTS.

        In connection with any redemption permitted under this Article Ten, the Issuer shall be permitted to obtain a release of the related Series Lease Contracts to the extent that (a) after giving effect to such release, the sum of
(i) the amount of funds then held in the Cash Collateral Account


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

and (ii) the Aggregate IPB is equal to or exceeds the Required Collateralization Amount plus the Outstanding Principal Amount of all Series of Notes (after giving effect to such redemption and the issuance of any new Series of Notes) and (b) the applicable Redemption Price shall have been deposited into the Redemption Account as required by Section 10.02.




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

                                 ARTICLE ELEVEN

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

        SECTION 11.01 REPRESENTATIONS AND WARRANTIES. Except as otherwise provided in the Specific Indenture Terms, the issuer hereby makes the following representations and warranties for the benefit of the Indenture Trustee, MBIA and the Noteholders on which the Indenture Trustee relies in accepting the Trust Estate in rust and in authenticating the Notes. Such representations and warranties are made as of the Initial Delivery Date and each additional Delivery Date, and shall survive the transfer, grant and assignment of the Trust Estate to the Indenture Trustee.

        (a) ORGANIZATION AND GOOD STANDING. The Issuer is a corporation duly organized, validly existing and in good standing under the law of the Issuer State of incorporation and each other State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of the Issuer to perform its obligations under the Transaction Documents;

        (b) AUTHORIZATION. The Issuer has the power, authority and legal right to execute, deliver and perform under the terms of the Transaction Documents and the execution, delivery and performance of the Transaction Documents have been duly authorized by the Issuer by all necessary corporate action;

        (c) BINDING OBLIGATION. Each of (i) the Indenture, assuming due authorization, execution and delivery by the Indenture Trustee, the Back-up Servicer and the Servicer, (ii) the Insurance Agreement, assuming due authorization, execution and delivery by MBIA, the Indenture Trustee and the Servicer, (iii) the Servicing Agreement, assuming due authorization, execution and delivery by the Issuer, the Servicer, the Indenture Trustee and the Servicer and (iv) the Lease Acquisition Agreement, assuming due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of the Issuer, enforceable again the Issuer in accordance with its terms except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity;

        (d) NO VIOLATION. The consummation of the, transactions contemplated by the fulfillment of the terms of the Transaction Documents will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of the Issuer, or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Issuer is a party or by which it is bound, or in the creation or imposition of any Lion upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, other than any Lien created or imposed pursuant to the terms of the Transaction Documents, or violate any law or, to the best


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

of the Issuer's knowledge, any material order, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer or any of its properties.

        (e) NO PROCEEDINGS. There are no Proceedings or investigations to which the Issuer, or any of the Issuer's Affiliates, is a party pending, or, to the knowledge of Issuer, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the invalidity of the Transaction Documents, (B) seeking to prevent the issuance of any of the Notes or the consummation of any of the transactions contemplated by the Transaction Documents or (C) seeking any determination or ruling that would materially and adversely affect the performance by the Issuer of its obligations under, or the validity or enforceability of, the Transaction Documents.

        (f) APPROVALS. All approvals, authorizations, consents, orders or other action's of any Person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of the Transaction Documents and with the valid and proper authorization, issuance and sale of the Notes pursuant to the Indenture (except approvals of State securities officials under the Blue Sky Laws), have been or will be taken or obtained on or prior to the applicable Delivery Date.

        (g) PLACE OF BUSINESS. The Issuer's principal place of business and chief executive office is located at the address specified in the Specific Indenture Terms.

        (h) TRANSFER AND ASSIGNMENT. Upon the delivery to the Indenture Trustee of the Lease Contracts and the filing of the financing statements described in Sections 4.01(f) and 4.02(b)(vi) hereof, the Indenture Trustee for the benefit of the Noteholders shall have a first priority perfected security interest in the Lease Receivables, the Lease Contracts, the Equipment (to the extent owned by the Issuer) initially located in the Enumerated States, and in the proceeds thereof, except for Liens permitted under Section 11.02(a) and limited to the extent set forth in Section 9-306 of the UCC as in effect in the applicable jurisdiction and provided, that, the security interest of the Indenture Trustee for the benefit of the Noteholders with respect to the Equipment will not be a perfected security interest with respect to any Equipment located initially in any States other than the Enumerated States and with respect to Equipment underlying Loan Contracts. All filings (including, without limitation, UCC filings) as are necessary in any jurisdiction to perfect the ownership or other interest of the Indenture Trustee in the Trust Estate (other than that Equipment in such other States or Equipment underlying Loan Contracts), including the transfer of the Lease Contracts and the payments to become due thereunder, have been made.

        (i) PARENT OF THE ISSUE. The Company is the registered owner of all of the issued and outstanding common stock of the Issuer, all of which common stock has been validly issued, is fully paid and nonassessable and is owned of record, free and clear of all mortgages, assignments, pledges, security interests, warrants, options and rights to purchase.

        (j) LEASE ACQUISITION AGREEMENT. As of the Initial Delivery Date the Issuer has entered into the Lease Acquisition Agreement with the Company relating to its acquisition of the Lease



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

Contracts, the Lease Receivables and the Equipment, and the representations and warranties made by the Company relating to the Lease Contracts, Lease Receivables and the Equipment have been validly assigned to and are for the benefit of the Issuer, the Indenture Trustee, MBIA and the Noteholders and such representations and warranties are true and correct in all material respects.

        (k) BULK TRANSFER LAWS. The transfer, assignment and conveyance of the Lease Contracts, the Equipment and the Lease Receivables by the Company to the Issuer pursuant to the Lease Acquisition Agreement or by the Issuer pursuant to the Indenture is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

        (1) THE LEASE CONTRACTS. The Issuer hereby restates and makes each of the representations and warranties with respect to the Lease Contracts, the Lease Receivables and the Equipment that. are made by the Company in
Section 3.01 of the Lease Acquisition Agreement.

        SECTION 11.02 COVENANTS. The Issuer hereby makes the following covenants for the benefit of the Indenture Trustee, MBIA and the Noteholders, on which the Indenture Trustee relies in accepting the Trust Estate in trust and in authenticating the Notes. Such covenants are made as of the Initial Delivery Date, but shall survive the transfer, grant and assignment of the Trust Estate to the Indenture Trustee.

        (a) NO LIENS. Except for the conveyances and grant of security interests hereunder, the Issuer will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Trust Estate now existing or hereafter created, or any interest therein prior to the termination of the Indenture pursuant to Section 5.01 hereof, the Issuer will notify the Indenture Trustee of the existence of any Lien on any Trust Estate immediately upon discovery thereof, and the Issuer shall defend the right, title and interest of the Indenture Trustee in, to and under the Trust Estate now existing or hereafter created, against all claims of third parties claiming through or under the Issuer; PROVIDED, HOWEVER, that nothing in this Section 11.02(a) shall prevent or be deemed to prohibit the Issuer from suffering to exist upon any of the Trust Estate any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Issuer shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

        (b) DELIVERY OF COLLECTIONS. The Issuer agrees to hold in trust and promptly pay to the Servicer all amounts received by the Issuer in respect of the Trust Estate (other than amounts distributed to or for the benefit of the Issuer pursuant to Article Twelve hereof).

        (c) OBLIGATIONS WITH RESPECT TO LEASE CONTRACTS. The Issuer will duly fulfill all obligations on its part to be fulfilled under or in connection with each Lease Contract and will do nothing to impair the rights of the Indenture Trustee (for the benefit of the Noteholders and MBIA) in the Lease Receivables, the Lease Contracts and any other Trust Estate. As long as there is no event of default under the applicable Lease Contract, the Issuer will not disturb the Customer's quiet and peaceful possession of the related Equipment and the Customer's unrestricted use thereof for its intended purpose.


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

        (d) COMPLIANCE WITH LAW. The Issuer will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the Lease Contracts or any part thereof; provided, however, that the Issuer may contest any act, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of the Indenture Trustee (for the benefit of the Noteholders and MBIA) in the Lease Receivables, the Lease Contracts and the related Equipment. The Issuer will comply, in all material respects, with all requirements of law applicable to the Issuer.

        (e) PRESERVATION OF SECURITY INTEREST. The Issuer shall execute and file such continuation statements and any other documents which may be required by law to fully preserve and protect the interest of the Indenture Trustee (for the benefit of the Noteholders and MBIA) in the Trust Estate; PROVIDED, that the Issuer shall not be required to file financing statements or any related agreements or documentation with respect to any Equipment not initially located in the Enumerated States or with respect to any Equipment underlying Loan Contracts.

        (f) MAINTENANCE OF OFFICE, ETC. The Issuer will not, without providing 30 days notice to the Indenture Trustee and MBIA and without filing such amendments to any previously filed financing statements as the Indenture Trustee or MBIA may require or as may be required in order to maintain the Indenture Trustee's perfected security interest in the Trust Estate (other than Equipment underlying Loan Contracts), (a) change the location of its principal executive office, or (b) change its name, identity or corporate structure in any manner which would make any financing statement or continuation statement filed by the Issuer in accordance with the Servicing Agreement or the Indenture seriously misleading within the meaning of Article 9-402(7) of any applicable enactment of the UCC.

        (g) FURTHER ASSURANCES. Except as set forth in Section 11.02(e), the Issuer will make, execute or endorse, acknowledge, and file or deliver to the Indenture Trustee from time to time such schedules, confirmatory assignments conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Trust Estate, as the Indenture Trustee may request and reasonably require.

        (h) NOTICE OF LIENS. The Issuer shall notify the Indenture Trustee and MBIA promptly after becoming aware of any Lien on any Trust Estate, except for any liens for municipal of other local taxes if such taxes shall not at the time be due or payable without penalty or if the Issuer shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

        (i) ACTIVITIES OF THE ISSUER. The Issuer (a) shall engage in only (1) the acquisition, ownership, leasing, selling and pledging of the property acquired by the Issuer pursuant to the Lease Acquisition Agreement, and causing the issuance of, receiving and selling the Notes issued pursuant to the Indenture and (2) the exercise of any powers permitted to corporations under the corporate law of the applicable Issuer State of Incorporation which are incidental to the foregoing or necessary to accomplish the foregoing and the Issuer shall incur no debt other than trade payables and expense accruals in connection with its operations in the normal course of business; (b) will (1) maintain its




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

books and records separate From the books and records of any other entity, (2) maintain separate bank accounts and no funds of the Issuer shall be commingled with funds of any other entity, (3) keep in full effect its existence, rights and franchises as a corporation under the laws of the applicable Issuer State of Incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture; and (c) will not (1) dissolve or liquidate in whole or in part, (2) own any subsidiary or lend or advance any moneys to, or make an investment in, any Person, (3) make any capital expenditures, (4)(A) commence any case, proceeding or other action under any existing or future bankruptcy, insolvency or similar law seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement adjustment wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (B) seek appointment of a receiver, trustee, custodian or other similar official for it or any part of its assets, (C) make a general assignment for the benefit of creditors, or (D) take any action in furtherance of, or consenting or acquiescing in, any of the foregoing, (5) guarantee (directly or indirectly), endorse or otherwise become contingently liable (directly or indirectly) for the obligations of, or own or purchase any stock, obligations or securities of or any other interest in, or make any. capital contribution to, any other Person,
(6) merge or consolidate with any other Person, (7) engage in any other action that bears on whether the separate legal identity of the Issuer will be respected, including without limitation (A) holding itself out as being liable for the debts of any other party or (B) acting other than in its corporate name and through its duly authorized officers or agents, or (8) create, incur, assume, or in any manner become liable in respect of any indebtedness other than trade payables and expense accruals incurred in the ordinary course of business and which are incidental to its business purpose; provided, however, that the Issuer may take any action prohibited by this clause (8) if (y) the Issuer shall cause, prior to the taking of such action, an Opinion of Counsel experienced in federal bankruptcy matters, in substance satisfactory to the Indenture Trustee, the Noteholders, MBIA and the Rating Agencies, to be delivered to the Indenture Trustee, the Noteholders, MBIA and the Rating Agencies and (z) the Rating Agencies shall indicate in writing that the taking of such action will not affect the then current rating of any Series of Notes. The Issuer shall not amend any article in its Certificate of Incorporation that deals with any matter discussed above without the prior written consent of MBIA. On or before each April 15, so long as any of the Notes are Outstanding, the Issuer shall furnish to each Noteholder, the Indenture Trustee and MBIA, an Officer's Certificate confirming that the Issuer has complied with its obligations under this
Section 11.02(i).

        (j) DIRECTORS. The Issuer agrees that at all times, at least two of the directors and one of the executive officers of the Issuer (or two persons, one of whom is serving as both a director and an executive officer) will not be a director, officer or employee of any direct or ultimate parent, or Affiliate of the parent or of the Issuer; provided, however, that such independent directors and officers may serve in similar capacities for other "special purpose corporations" formed by the Company and its Affiliates. The Issuer's Certificate of Incorporation shall at all times provide that such independent directors shall have a fiduciary duty to the Holders of the Notes.



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

        (k) CONSOLIDATED RETURN. The Issuer and the Company are members of an affiliated group within the meaning of section 1504 of the Code which will file, a consolidated return for federal income tax purposes at all times until the termination of the Indenture.

        (1) PRESERVATION OF THE EQUIPMENT. The Issuer warrants that it is the lawful owner and possessor of the Equipment (except with respect to Equipment in which it has a valid security interest) and that it will warrant and defend such Equipment against all Persons, claims and demands whatsoever. The Issuer shall not assign, sell, pledge, or exchange, or in any way encumber or otherwise dispose of the Equipment, except as permitted under the Indenture.

        (m) TAXABLE INCOME FROM THE LEASE CONTRACTS. The Issuer shall treat the Notes issued by it as debt and shall treat the Lease Contracts as owned by it for Federal, state and local income tax purposes, and the affiliated group of which the Issuer is a member within the meaning of section 1504 of the Code shall treat the Notes issued by the Issuer as debt of the Issuer and shall treat the Lease Contracts as owned by the Issuer for federal, state and local income tax purposes, and the Issuer and such affiliated group shall report and include in the computation of the Issuer's gross income for such tax purposes the rental and other income from the Lease Contracts, and shall deduct the interest paid or accrued with respect to the Notes in accordance with its applicable method of accounting for such purposes.

        (n) MAINTENANCE OF OFFICE OR AGENCY. The Issuer will maintain an office or agency within the United States of America where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demand to or upon the Issuer in respect of the Notes and the Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee as the Paying Agent and its Corporate Trust Office as the office for each of said purposes. The Issuer will give 30 days prior written notice to the Indenture Trustee, MBIA and the Noteholders of any change in the identity of the Paying Agent or the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Indenture Trustee, and the Issuer hereby appoints the Indenture Trustee its agent to receive all such presentations, surrenders, notices and demands.

        (o) ENFORCEMENT OF SERVICING AGREEMENT AND LEASE ACQUISITION AGREEMENT. The Issuer will take all actions necessary, and diligently pursue all remedies available to it, to the extent commercially reasonable, to enforce the obligations of the Servicer under the Servicing Agreement and the Company under the Lease Acquisition Agreement and to secure its rights thereunder.

        (p) ISSUER MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS. The Issuer shall not consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

               (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger or which acquires by conveyance or transfer the properties and



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        assets of the Issuer substantially as an entirety shall be a Person organized and existing as a limited purpose corporation under the laws of the United States of America or any State thereof and shall have expressly assumed, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and MBIA, in form and substance reasonably satisfactory to the Indenture Trustee and MBIA, the obligation to make due and punctual payments of the principal of and interest on all of the Notes and to perform every covenant of the Indenture on the part of the Issuer to be performed or observed; and

               (ii) the Issuer shall have caused the Indenture Trustee to have received a letter from the Rating Agencies to the effect that the rating issued with respect to the Notes is confirmed, notwithstanding the consummation of such merger, consolidation, transfer or conveyance together with the consent of MBIA to such merger, consolidation transfer or conveyance; and

               (iii) immediately after giving effect to such transaction, no Event of Default or Default shall have occurred and be continuing; and

               (iv) the Issuer shall have delivered to the Indenture Trustee and MBIA an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such Supplement comply with this Article Eleven and that all conditions precedent herein provided for relating to such transaction have been complied with;

               (v) such consolidation, merger, conveyance or transfer shall be on such terms as shall fully preserve the lien and security of the Indenture, the perfection and priority thereof and the rights and powers of the Indenture Trustee, MBIA and the Holders of the Notes under the Indenture; and

               (vi) the surviving corporation shall be a "special purpose corporation"; i.e., shall have an organizational charter substantially similar to the Certificate of Incorporation of the Issuer including specific limitations on the business purposes, and provisions for independent directors; and

               (vii) MBIA shall have given its prior written consent, which consent shall not be unreasonably Withheld or delayed.

        (q) SUCCESSOR SUBSTITUTED. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Issuer substantially as an entirety in accordance with Section 11.02(p) hereof, the Person formed by or surviving such consolidation or merger (if other than the Issuer) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under the Indenture with the same effect as if such Person had been named as the Issuer herein. In the event of any such conveyance or transfer, the Person named as the "Issuer" in the first paragraph of the Specific Indenture Terms or any successor which shall theretofore have become such in the manner prescribed in this Article shall be released from its liabilities as obligor and maker on all the Notes


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

and from its obligations under the Indenture and may be dissolved, wound-up and liquidated at any time thereafter.

        (r) USE OF PROCEEDS. The proceeds from the sale of the Notes will be used by the Issuer (i) to pay the Existing Indebtedness, (ii) to pay the expenses associated with this transaction, and (iii) for general corporate purposes, including the cost of funding additional Lease Contracts. None of the transactions contemplated in the Indenture, the Lease Acquisition Agreement or the Servicing Agreement (including the use of the proceeds from the sale of the Notes) will result in a violation of Section 7 of the Securities and Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Issuer does not own or intend to carry or purchase any "margin security" within the meaning of said Regulation G, including margin securities originally issued by it or any "margin stock" within the meaning of said Regulation U.

        (s) NOTICE OF TRIGGER EVENTS. Upon the Issuer's obtaining knowledge of the occurrence of any Trigger Event, the Issuer shall within one Business Day of obtaining such knowledge notify MBIA and the Noteholders of such occurrence.

        SECTION 11.03 OTHER MATTERS AS TO THE ISSUER.

        (a) LIMITATION ON LIABILITY OF DIRECTORS, OFFICERS OR EMPLOYEES OF THE ISSUER. The directors, officers, or employees of the Issuer shall not be under any liability to the Trust, MBIA, the Indenture Trustee, the Noteholders, the Company, the Servicer, the Back-up Servicer or any other Person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of the Indenture and the issuance of the Notes.

        (b) PARTIES WILL NOT INSTITUTE PROCEEDINGS. So long as the Indenture is in effect, none of the parties hereto or any Affiliate thereof will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Issuer.




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                                 ARTICLE TWELVE

                            ACCOUNTS AND ACCOUNTINGS

        SECTION 12.01 COLLECTION OF MONEY.

        Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to the Indenture. The Indenture Trustee shall, upon request from the Servicer, provide the Servicer with sufficient information regarding the amount of collections with respect to the Lease Contracts received by the Indenture Trustee in the ACH Account (if such account is held by the Indenture Trustee) and the other accounts held in the name of the Indenture Trustee to permit the Servicer to perform its duties under the Servicing Agreement. The Indenture Trustee shall hold all such money and property so received by it as part of the Trust Estate and shall apply it as provided in the Indenture. If any lease Contract becomes a Defaulted Lease Contract, the Indenture Trustee, upon Issuer or Servicer request may, and upon the request of MBIA or the Holders of a majority in Outstanding Principal Amount of all Notes shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under the Indenture and to proceed thereafter as provided in Article Six hereof.

        SECTION 12.02 COLLECTION ACCOUNT; ADVANCE PAYMENT ACCOUNT; ACH ACCOUNT; REDEMPTION ACCOUNT.

        (a) Prior to the Initial Delivery Date, the Indenture Trustee shall open and maintain a trust account at its Corporate Trust Office (the "Collection Account") in the name of the Indenture Trustee for the benefit of the Noteholders and MBIA, for the receipt of (i) if applicable, payments remitted to the Indenture Trustee by the Servicer and, if applicable, the ACH Bank pursuant to Section 3.03(a) and (b) and Section 3.04 of the Standard Servicing Terms,
(ii) amounts transferred from the Advance Payment Account in accordance with
Section 3.03(c) of the Standard Servicing Terms and from the Cash Collateral Account in accordance with Section 12.03(d)(i) and (iii) hereof, (iii) proceeds of claims made under any of the Note Insurance Policies, in accordance with Article Eight hereof, upon receipt, (iv) with respect to the first Payment Date for any Series of Term Notes, an initial deposit by the Issuer equal to the number of days' interest on such Series of Term Notes as may be specified in the applicable Supplement and (v) any Reinvestment Income. Funds in the Collection Account shall not be commingled with any other monies. All payments to be made from time to time by the Issuer to the Noteholders out of funds in the Collection Account pursuant to the Indenture shall be made by the Indenture Trustee or the Paying Agent of the Issuer. All monies deposited from time to time in the Collection Account pursuant to the Indenture shall be held by the Indenture Trustee as part of the Trust Estate as herein provided.

        (b) Upon Issuer Order, the Indenture Trustee shall invest the funds in the Collection Account in Eligible Investments; provided, however, that all monies on deposit in the Collection



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Account pursuant to Section 12.02(a)(iii) hereof shall remain uninvested. The
Issuer Order shall specify the Eligible Investments in which the Indenture Trustee shall invest, shall state that the same are Eligible Investments and shall further specify the percentage of funds to be invested in each Eligible Investment. No such Eligible Investment shall mature later than the second Business Day preceding the next following Payment Date and shall not be sold or disposed of prior to its maturity; provided that, Eligible Investments of the type described in clause (i) of the definition of Eligible Investments may mature on such Payment Date. In the absence of a Issuer Order, the Indenture Trustee shall invest funds in the Collection Account in Eligible Investments described in clause (vii) of the definition thereof. Eligible Investments shall be made in the name of the Indenture Trustee for the benefit of the Noteholders and MBIA. The Indenture Trustee shall provide to the Servicer and MBIA monthly written confirmation of such investments, describing the Eligible Investments in which such amounts have been invested. Any funds not so invested must be insured by the Federal Deposit Insurance Corporation.

        (c) Any income or other gain from investments in Eligible Investments as outlined in (b) above shall be credited to the Collection Account and any loss resulting from such investments shall be charged to such account; provided, however, that the Issuer shall make or cause to be made no later than the applicable Payment Date a deposit to the Collection Account to the extent of any losses therein caused as a result of the Issuer's investment instructions provided for herein. The Indenture Trustee shall riot be liable for any loss incurred on any funds invested in Eligible Investments pursuant to the provisions of this Section 12.02 (other than in its capacity as obligor under any Eligible Investment).

        (d) On each Payment Date if either no Default or Event of Default shall have occurred and be continuing or a Default or Event of Default shall have occurred and be continuing but the entire Outstanding Principal Amount of all Notes shall not have been declared due and payable pursuant to Section 6.02 hereof, then on such Payment Date, after making all transfers and deposits to the Collection Account pursuant to Section 12.02(a) hereof, the Indenture Trustee shall withdraw from the Collection Account (other than amounts representing payments of Lease Receivables due after the Calculation Date immediately preceding such Payment Date) including the Reinvestment Income therein, and shall make the following disbursements in the following order in accordance with the provisions of and instructions on the Monthly Servicer's Report; provided, however, that W the proceeds of claims. under any of the Note Insurance Policies shall be used solely to pay the amounts due under paragraphs
 (vi) and (vii) of this Section 12.02(d) in accordance with the terms of the applicable Note Insurance Policy; (y) the Indenture Trustee shall withdraw from the Collection Account and make interest payments based on the Outstanding Principal Amount of each Series of Notes even if it shall not have received the Monthly Servicer's Report; and (z) if there are insufficient funds to make the payments specified in clause (vi) or (vii) below, then the amount available to be paid pursuant to such clause will be allocated to each Series of Notes based on the applicable Pro Rata Share, provided, however, that proceeds of a claim under an Note Insurance Policy to pay any Outstanding Principal Amount upon the Stated Maturity of a Series of Notes shall be used solely to pay such Outstanding Principal Amount after giving effect to the application of funds available to pay the Pro Rata Share of the Principal Distribution Amount of each Outstanding Series:



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               (i)     to pay to the Servicer: (A) the Servicer Fee then due for
        all Notes; (B) the Reinvestment Income (except to the extent previously remitted to the Servicer); (C) the amounts necessary to reimburse the Servicer and any successor Servicer and subservicer as provided in
        Section 3.09(a) of the Standard Servicing Terms for reasonable costs and expenses incurred by the Servicer (including reasonable attorney's fees and out-of-pocket expenses) in connection with the realization, attempted realization or enforcement of rights and remedies upon Defaulted Lease Contracts, from amounts received as Recoveries from any Defaulted Lease Contracts; (D) any amounts received from customers to pay the taxes described in Section 3.07 of the Standard Servicing
        Terms, to the extent deposited in the Collection Account; (E) all amounts received in respect of Lease Receivables as to which the Servicer has made an unrecovered Servicer Advance, to the extent of such Servicer Advance; and (F) the amount necessary to reimburse the Servicer for any Nonrecoverable Advance;

               (ii) to pay to the Indenture Trustee the Trustee Fee then due for all Notes,

               (iii) to pay to the Back-up Servicer the Back-up Servicer Fee then due for all Notes;

               (iv)    to pay to MBIA the MBIA Premium then due for all Notes;

               (v)     [reserved)

               (vi) to pay the interest due on that Payment Date on all Series of Outstanding Notes and any overdue interest, to be applied as provided in Section 2.08 hereof;

               (vii) to pay the Principal Distribution Amount on all Series of Outstanding Notes, to be applied to the payment of Note principal as provided in Section 2.08 hereof;

               (viii) if so specified in the Specific Indenture Terms, to pay any premiums due under any Insurance Policies maintained by the Issuer or the Servicer with respect to the Lease Assets and with respect to which the Indenture Trustee shall have received notice of nonpayment, and then, unless a Trigger Event has occurred, to deposit into the Cash Collateral Account an amount necessary to bring the balance therein to an amount equal to the Cash Collateral Account Required Balance;

               (ix) to pay to MBIA, any amounts previously paid by MBIA under any, Note Insurance Policy and not heretofore repaid, together with interest thereon in accordance with the Insurance Agreement;

               (x) to pay to a successor Servicer after a successor Servicer has been appointed pursuant to Section 6.02 of the Standard Servicing Terms, the Additional


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        Servicer Fee, if any, and to pay any successor Servicer, MBIA or the
        Indenture Trustee, any Transition Costs incurred by any successor Servicer, MBIA (solely pursuant to Section 6.02(d) of the Standard Servicing Terms) or the Indenture Trustee and not previously reimbursed;

               (xi) on and after the Payment Date following a Trigger Event, apply any remaining funds to the payment of Note principal on all Series of Outstanding Notes, in the proportion in which the Outstanding Principal Amount of each Series represents of the Outstanding Principal Amount of all Series;

               (xii) to pay to the Servicer, any other amounts due the Servicer as expressly provided herein and in the Servicing Agreement;

               (xiii) to pay to MBIA, any other amounts due under the Insurance, Agreement;

               (xiv) to pay to the Indenture Trustee and the Back-up Servicer, any other amounts due to the Indenture Trustee or the Back-up Servicer as expressly provided herein and in the Servicing Agreement; and

               (xv) to pay any additional fees and expenses payable to a Warehouse Lender pursuant to a Supplement or the Warehouse Funding Agreement for a Series of Warehouse Notes; and to remit any excess funds to or at the direction of the Issuer in accordance with the instructions on the Monthly Servicer's Report.

        (e) Prior to the Initial Delivery Date, the Issuer shall cause the Indenture Trustee to open and maintain a trust account at the Corporate Trust Office (the "Advance Payment Account") in the name of the Indenture Trustee for the benefit of Noteholders and MBIA, for the receipt and withdrawal of Advance Payments in accordance with Section 3.03(c) of the Standard Servicing Terms. The Indenture Trustee shall transfer moneys from the Advance Payment Account to the Collection Account on the applicable Determination Date in accordance with
Section 3.03(c) of the Standard Servicing Terms. Moneys in the Advance Payment Account shall be invested in Eligible Investments in the name of the Indenture Trustee that mature no later dm the relevant Determination Date.

        (f) If payments on the Lease Contracts are made by means of electronic transfers from a Customer bank account, the Servicer shall either remit such payments to the Collection Account in accordance with Section 3.03(a) of the Standard. Servicing Terms, or prior to the Delivery Date the Issuer shall cause the Indenture Trustee to open and maintain a trust account in the corporate trust department of the ACH Bank (the "ACH Account") in the name of the Indenture Trustee for the benefit of Noteholders and MBIA for the receipt of such collections in accordance with the Servicing Agreement. The Issuer shall make an initial deposit into the ACH Account (the "Initial ACH Deposit") in the amount specified in the Specific Indenture Terms. The Indenture Trustee shall transfer moneys from the ACH Account to the Collection Account on the applicable Determination Date in order to comply with Section 3.03(b) of the Standard Servicing Terms.



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Moneys in the ACH Account shall be invested in Eligible Investments that mature no later than the relevant Determination Date. Eligible Investments shall be made in the name of the Indenture Trustee for the benefit of the Noteholders and MBIA.

        (g) Prior to the Initial Delivery Date, the Issuer shall cause the Indenture Trustee to open and maintain a trust account at the Corporate Trust Office (the "Redemption Account") in the name of the Indenture Trustee for the benefit of Noteholders and MBIA, for the receipt of the Redemption Price of any Notes to be redeemed in accordance with Article Ten hereof. On any Redemption Date, the Indenture Trustee shall withdraw the applicable Redemption Price from, the Redemption Account and the Paying Agent shall remit the Redemption Price to the applicable Noteholders in accordance with Section 10.04 hereof. Moneys in the Redemption Account shall be invested in Eligible Investments that mature no later than two Business Days prior to the relevant Redemption Date. Eligible Investments shall be made in the name of the Indenture Trustee for the benefit of the Noteholders and MBIA. Any monies deposited in the Redemption Account for purposes of redeeming Notes pursuant to Article Ten hereof shall, subject to
Section 7.16 hereof, remain in the Redemption Account until used to redeem such Notes.

        SECTION 12.03 CASH COLLATERAL ACCOUNT.

        (a) Prior to the initial Delivery Date, the Issuer shall cause the Indenture Trustee to open and maintain a trust account at the Corporate Trust Office (the "Cash Collateral Account") in the name of the Indenture Trustee for the benefit of the Noteholders and MBIA, for the receipt of (i) any Cash Collateral Account Deposits required to be made with respect to a Series of Notes, (ii) deposits pursuant to Section 12.02(d)(viii), and (iii) any other deposits required under an Indenture Supplement or the Specific Indenture Terms. Monies received in the Cash Collateral Account will be invested at the written direction of the Issuer in Eligible Investments during the term of the Indenture, and any income or other gain realized from such investment, shall be held by the Indenture Trustee in the Cash Collateral Account as part of the Trust Estate as security for the Notes subject to disbursement and withdrawal as herein provided. Eligible Investments shall be made in the name of the Indenture Trustee for the benefit of the Noteholders and MBIA. Monies shall be subject to withdrawal in accordance with Section 12.03(d) hereof.

        (b) Upon Issuer Order all or a portion of the Cash Collateral Account shall be invested and reinvested at the Issuer's written direction in one or more Eligible Investments. In the absence of a Issuer Order, the Indenture Trustee shall invest funds in the Cash Collateral Account in Eligible Investments described in clause (vii) of the definition thereof. Eligible Investments shall be made in the name of the Indenture Trustee for the benefit of the Noteholders an MBIA. All income or other gain from such investments shall be credited to such Cash Collateral Account and any loss resulting from such investments shall be charged to such Cash Collateral Account; provided, however, that the Issuer shall make or cause to be made on any Determination Date a deposit to the Cash Collateral Account to the extent of any losses therein caused as a result of the Issuer's investment instructions. No Eligible Investment shall mature later than the Business Day preceding the next following Determination Date and shall not be sold or disposed of prior to its maturity. Eligible Investments shall be made in the name of the Indenture Trustee for the benefit of the



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Noteholders and MBIA. The Indenture Trustee shall provide to the Servicer and
MBIA monthly written confirmation of such investments, describing the Eligible Investments in which such amounts have been invested. Any funds not so invested must be insured by the Federal Deposit Insurance Corporation.

        (c) If any amounts invested as provided in Section 12.03(b) hereof shall be needed for disbursement from the Cash Collateral Account as set forth in Section 12.03(d) hereof, the Indenture Trustee shall cause such investments of such Cash Collateral Account to be sold or otherwise converted to cash to the credit of such Cash Collateral Account. The Indenture Trustee shall not be liable for any investment loss resulting from investment of money in the Cash Collateral Account in any Eligible Investment in accordance with the terms hereof (other than in its capacity as obligor under any Eligible Investment).

        (d) Disbursements from the Cash Collateral Account shall be made, to the extent funds therefor are available, only as follows:

               (i) in the event that the amount in the Collection Account at 10:00 a.m. Minneapolis time on the Determination Date immediately preceding any Payment Date (other than amounts representing payments of Lease Receivables due after the Calculation Date immediately preceding such Payment Date) is less than the sum of the amounts required to be paid from the Collection Account on such Payment Date pursuant to clauses (i) through (vi) of Section 12.02(d) hereof plus the Principal Distribution Amount determined in accordance with clauses (a)(i) and (b) of the definition thereof, the Indenture Trustee shall withdraw funds from the Cash Collateral Account on or prior to 4:00 p.m. New York time on such Determination Date to the extent necessary to make such payments on such Payment Date and deposit such funds into the Collection Account;

               (ii) subject to subparagraph (iii) of this Section 12.03(d), in the event that on any Payment Date the balance in the Cash Collateral Account equals an amount greater than the Cash Collateral Account Required Balance (after giving effect to the distributions listed in Section 12.02(d)(i) through (xiv) hereof on such Payment Date), the Indenture Trustee shall withdraw funds in the Cash Collateral Account in such amount so that the remaining amount in the Cash Collateral Account after such withdrawal will equal the Cash Collateral Account Required Balance, and disburse such amounts to or at the direction of the Issuer pursuant to instructions on the Monthly Servicer's Report;

               (iii) in the event that on any Payment Date a Trigger Event has occurred, the Indenture, Trustee shall withdraw all funds from the Cash Collateral Account and deposit such funds into the Collection Account for disbursement in accordance with the provisions of Section 12.02(d) hereof; and

               (iv) subject to subparagraph (iii) of this Section 12.03(d), in the event that on any Warehouse Funding Date the balance in the Cash Collateral Account, after


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        giving effect to any Warehouse Funding occurring on such Warehouse
        Funding Date, equals an amount greater than the Cash Collateral Account Required Balance, the Indenture Trustee shall withdraw funds in the Cash Collateral Account in such amount so that the remaining amount in the Cash Collateral Account after such withdrawal will equal the Cash Collateral Account Required Balance, and disburse such amounts to or at the direction of the Issuer.

        SECTION 12.04 REPORTS BY INDENTURE TRUSTEE TO, MBIA AND NOTEHOLDERS.

        (a) On each Payment Date the Indenture Trustee shall account to each Holder of Notes on which payments of principal and interest are then being made the amount which represents principal and the amount which represents interest, and shall contemporaneously advise the Issuer and MBIA of all such payments.
The Indenture Trustee may satisfy its Notes under this Section 12.04 by delivering the Monthly Servicer's Report to each such Holder of the Notes, MBIA and the Issuer. On or before the 15th day prior to any final Payment Date the Indenture Trustee shall provide notice to MBIA and the Holders of the applicable Series of Notes of the Final Payment Date for such Notes. Such notice shall include (1) a statement that interest shall cease to accrue as of the last day preceding the date on which the Final Payment Date occurs, and (2) shall specify the place or places at which presentation and surrender may be made.

        (b) The Indenture Trustee shall, on a monthly basis beginning on the first Calculation Date, confirm the credit rating or, if more than one credit rating has been assigned, each such credit rating, of each institution in which funds are invested pursuant to clause (vi) of the definition of Eligible Investments and shall promptly notify the Noteholders and MBIA if any such credit rating has been lowered.

        (c) At least annually, or as otherwise required by law, the Indenture Trustee shall distribute to Noteholders any information returns or other tax information or statements as are required by applicable tax law to be distributed to the Noteholders. The Servicer shall prepare or cause to be prepared all such information for distribution by the Indenture Trustee to the Noteholders.



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                                ARTICLE THIRTEEN

                        PROVISIONS OF GENERAL APPLICATION

        SECTION 13.01 GENERAL PROVISIONS.

        All of the provisions of this Article shall apply to the Standard Indenture Terms and each Specific Indenture Terms.

        SECTION 13.02 ACTS OF NOTEHOLDERS.

        (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of the Indenture and (subject to Section 7.01 hereof) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 13.02.

        (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Indenture Trustee deems sufficient.

        (c) The ownership of Notes shall be proved by the Note Register.

        (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind the Holder of every
Note issued upon the registration of transfer thereof or in exchange therefor in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

        SECTION 13.03 NOTICES, ETC., TO INDENTURE TRUSTEE, MBIA, ISSUER AND SERVICER.

        Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other document provided or permitted by the Indenture to be made upon, given or furnished to, or filed with any party hereto shall be sufficient for every purpose hereunder if in writing and telecopied or mailed, first-class postage prepaid and addressed to the appropriate address below:

        (a) to the Indenture Trustee at the address specified in the Specific Indenture Terms, or at any other address previously furnished in writing to the Issuer, MBIA, the Noteholders and the Servicer; or

        (b) to MBIA at Municipal Bond Investors Assurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Structured Finance Surveillance Department, or at any other address previously furnished in writing by MBIA to the Indenture Trustee, the Noteholders, the Servicer and the Issuer; or

        (c) to the Issuer at the address specified in the Specific Indenture Terms, or at any other address previously furnished in writing to the Indenture Trustee, MBIA, the Noteholders and the Servicer by the Issuer; or

        (d) to the Servicer at the address specified in the Specific Indenture Terms, or at any other address previously furnished in writing to the Indenture Trustee, MBIA, the Noteholders and the Issuer.

        (e) to each of (i) Standard & Poors, Attention: Asset Backed Surveillance Group, 26 Broadway, New York, NY 10004, and (ii) Moody's Investor Service, 99 Church Street, New York, NY 10007.

        SECTION 13.04 NOTICES TO NOTEHOLDERS; WAIVER.

        Where the Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Noteholder affected by such event, at his address as it appears on the Note Register not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case in which notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

        Where the Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

        In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of the Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

        SECTION 13.05 EFFECT OF HEADINGS AND TABLE OF CONTENTS.

        The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        SECTION 13.06 SUCCESSORS AND ASSIGNS.

        All covenants and agreements in the Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not. There shall be no assignment hereof, except in accordance with the provisions of Section 7.10 hereof.

        SECTION 13.07 SEPARABILITY.

        In case any provision in the Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        SECTION 13.08 BENEFITS OF INDENTURE.

        Nothing in the Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, the Noteholders, and any Paying Agent which may be appointed pursuant to the provisions hereof, and any of their successors hereunder, any benefit or any legal or equitable right, remedy or claim under the Indenture or under the Notes, except that MBIA is an express third part), beneficiary to the Indenture.

        SECTION 13.09 LEGAL HOLIDAYS.

        In any case in which the date of any Payment Date or the Stated Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of a Note or the Indenture) payment of principal, interest, or premium, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Stated Maturity or Payment Date and, assuming such payment is actually made on such subsequent Business Day, no additional interest shall accrue on the amount so paid for the period from and after any such nominal date.

        SECTION 13.10 GOVERNING LAW.

        The Indenture and each Note shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to be performed therein, without regard to the conflict of laws provisions of any State.

        SECTION 13.11 COUNTERPARTS.

        The Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

        SECTION 13.12 CORPORATE OBLIGATION.

        No recourse may be taken, directly or indirectly, against any incorporation, subscriber to the capital stock, stockholder, employee, officer or director of the Issuer or of any predecessor or successor of the Issuer with respect to the Issuees obligations on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith.

        SECTION 13.13 COMPLIANCE CERTIFICATES AND OPINIONS.

        Upon any application, order or request by the Issuer or the Servicer to the Indenture Trustee to take any action under any provision of the Indenture for which a specific request is required under the Indenture, the Issuer or the Servicer, as applicable, shall furnish to the Indenture Trustee an Officer's Certificate of the Issuer or the Servicer, as applicable, stating that all conditions precedent, if any, provided for in the Indenture relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of a different certificate is specifically required by any provision of the Indenture relating to such particular application or request, no additional certificate need be furnished.

        Every certificate or opinion with respect to compliance with a condition or covenant provided for in the Indenture shall include:

        (a) a statement that each individual signing such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

        (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

        (c) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

        (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

        SECTION 13.14 MBIA DEFAULT.

        If an MBIA Default occurs, MBIA's right to consent hereunder and under any other Transaction Document and to direct the Indenture Trustee shall be void and, in such event, in all provisions of this Agreement wherein MBIA's consent or direction is required or permitted, the consent or direction of the Holders of not less than a majority in Outstanding Principal Amount of all Notes shall be required or permitted. In addition, if an MBIA Default occurs, at the direction of the Holders of not less than a majority in Outstanding Principal Amount of all Notes, the amount of the fee that would have otherwise been paid as the MBIA Premium shall be applied in the order of priority set forth in Section 12.02(d) to either (a) procure an alternative third party credit enhancement for all Series of. Outstanding Notes, (b) make payments of premiums to the Noteholders of each Series in the proportion in which the Outstanding Principal Amount of each Series represents of the Outstanding Principal Amount of all Series or (c) any combination of the foregoing. Notice of an MBIA Default shall be provided to Moody's in the manner specified in Section 13.03(e).

                                                                       EXHIBIT A

                            FORM OF INVESTMENT LETTER

                              BLT FINANCE CORP. III
                     7.33% LEASE-BACKED NOTES, SERIES 1994-A

BLT Finance Corp. III (the "Company")
950A Winter Street
Waltham, Massachusetts 02154

Norwest Bank Minnesota, National Association,
 as Trustee
Norwest Center
6th Street & Marquette Avenue
Minneapolis, Minnesota 55479-0069

The undersigned hereby certifies on behalf of the purchaser named below (the "Purchaser") as follows:

1. I __________________, am the chief financial officer, a person fulfilling an equivalent function or other executive officer of the Purchaser.

[2.     I am familiar with the provisions of Rule 144A ("Rule 144A") under the
Securities Act of 1933 (the "1933 Act").

        a. The Purchaser is a "qualified institutional buyer," as defined in Rule 144A.

        b. The Purchaser is aware that the Company may rely on the exemption from the registration requirements of the 1933 Act provided by Rule 144A.

        c. The Purchaser acknowledges that the Purchaser has (i) received such information regarding the 1994-A Notes as the Purchaser may require pursuant to Rule 144A or (ii) the Purchaser has determined not to request such information.]

[2.     I am familiar with the provisions of Regulation D under the Securities
Act of 1933 (the "1933 Act").

        a. The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D under the 1933 Act.

        b. In the normal course of the Purchaser's business the Purchaser invests in or purchases securities similar to the 1994-A Notes, has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of its investment in the 1994-A Notes.

        c. The Purchaser is capable of bearing the economic risks of an investment in the 1994-A Notes.]

3. The Purchaser is acquiring the 1994-A Notes for its own account and the account of its affiliated entities for the purpose of investment or resale under Rule 144A or any other exemption from registration available under the 1933 Act and not with a view to the distribution thereof.

4. The Purchaser understands that it is the expressed intent of the Company that the 1994-A Notes are being issued only in transactions not involving any public offering within the meaning of the 1933 Act and that the 1994-A Notes will bear a legend substantially as set forth in the form of 1994-A included in the Indenture.

5. The Purchaser has no present intention of selling, negotiating or otherwise disposing of the 1994-A Notes; provided, however it is understood that the disposition of the Purchaser's property shall at all times be and remain within its control and without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of the 1994-A Notes in accordance with the Indenture under a registration statement under the 1933 Act, or under the exemption from such registration available under the 1933 Act.

6. The Purchaser [is not a benefit plan investor as defined in 29 C.F.R. ss. 2510.3-101 nor a Person who is directly or indirectly using assets of or acting as fiduciary or trustee of any such benefit plan investor] / [is using funds to purchase the 1994-A Notes that are held in a general account and all of the assets in such general account are from the receipt of premiums for the purchase of annuity contracts that provide for a benefit that is guaranteed throughout the term of the contract] / [specify other applicable statutory or regulatory exemption].

7. The Purchaser acknowledges that transfer of a 1994-A Note can only be effected in accordance with the Indenture.

The representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned. If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.

Executed at ____________________, ______________________, this ___ day of
_______________, 199_.




_________________________________

_________________________________
Purchaser's Name and Title (Print)                        Signature of Purchaser



_________________________________
Address of Purchaser



_________________________________
Purchaser's Taxpayer
Identification or Social
Security Number

                                                                       EXHIBIT B


         FORM OF SUPPLEMENT TO INDENTURE FOR GRANT OF SUBSTITUTE LEASE
                                    CONTRACTS

        Pursuant to Section 4.03(e) of the Standard Terms and Conditions of Indenture dated as of November 1, 1994 (the "Standard Indenture Terms", which together with the Specific Terms and Conditions of Indenture dated as of November 1, 1994 (the "Specific Indenture Terms") constitute the Indenture), among [BLT Finance Corp. III] (the "Issuer"), [Boyle Leasing Technologies, Inc. (the "Servicer") and Norwest Bank Minnesota, National Association, as Indenture Trustee and Back-up Servicer, attached hereto is a supplement to Schedule A of the Specific Indenture Terms, which includes information regarding certain Lease Contracts, Lease Receivables and Equipment that is hereby Granted by the Issuer to the Trustee in accordance with the Indenture. For purposes of this Supplement, all defined terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture.


Dated: ___________________




                                             By:________________________________
                                                Name:
                                                Title:


                                             [BLT FINANCE CORP. III]


                                             By:________________________________
                                                Name:
                                                Title:

                                                                      SCHEDULE A


                    SUPPLEMENT FOR SUBSTITUTE LEASE CONTRACTS

                                                                       EXHIBIT C


             [FORM OF INDENTURE SUPPLEMENT FOR EACH SERIES OF NOTES]


        SUPPLEMENT TO INDENTURE, [TERM] [WAREHOUSE] NOTES, SERIES 199_-_

                This INDENTURE SUPPLEMENT, dated as of ____________, is entered into by and among BLT Finance Corp. III, a Massachusetts corporation (the "Issuer"), Boyle Leasing Technologies, Inc., a Massachusetts corporation, (the "Servicer"), Norwest Bank Minnesota, National Association, a national banking association, (the "Back-up Servicer") and Norwest Bank Minnesota, National Association, a national banking association, as trustee (the "Indenture Trustee").

        This Indenture Supplement incorporates by reference all of the provisions of the Standard Terms and Conditions of Indenture and the Specific Indenture Terms, which together are intended to form the Indenture (the "Indenture") entered into in connection with the financing described below.

        The Issuer has duly authorized the execution and delivery of this Indenture Supplement to provide for the issuance of the Issuer's % Lease-Backed [Term/Warehouse] Notes, Series (the "Series -- Notes") in a (maximum] aggregate principal amount of issuable as provided in the Indenture. The Series Lease Schedule listing the Lease Assets granted to the Indenture Trustee in connection with the issuance of the Series -- Notes is attached hereto as Schedule A and the Targeted Balance Schedule with respect to the Series -- Notes is attached hereto as Schedule B. Pursuant to Section 2.02 of the Standard Terms and Conditions of Indenture, this Indenture Supplement sets forth the following additional terms applicable to the Series --- Notes, which series is hereby designated as [Term/ Warehouse Notes]:

        "Accrual Date": shall initially mean --.

        "Cut-off Date": shall initially mean --.

        "Delivery Date": shall mean --.

        ["Fixed Interest Rate": shall mean --.]

        ["Floating Interest Rate": shall mean --.]

        "Initial Cash Deposit": shall be $---.

        "Initial Payment Date": shall be --.

        ["LIBOR Rate": ]

        ["LIBOR Rate Reserve Percentage": ]

        ["Maximum Warehouse Note Rate": ]

        "MBIA Premium":  shall mean --.

        "MBIA Premium Rate": shall mean .

        ["Note Interest Rate": shall mean --.]

        "Obligation Insurance Policy": shall have the MBIA Policy Number ---.

        ["Private Placement Memorandum" or "Final Private Placement Memorandum": shall refer to the Private Placement Memorandum dated --.]

        "Stated Maturity": shall mean --.

        "Transaction Documents Date": shall mean --.

        ["Warehouse Funding Termination Date": shall mean --.]

        ["Warehouse Expected Termination Date": shall mean --.]

        ["Warehouse Lender": shall mean --.]

        ["Warehouse Note Limit": shall mean " $---.]

        IN WITNESS WHEREOF, the Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee have caused this Indenture Supplement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.

BLT FINANCE CORP. III


By:_________________________________
   Name:
   Title:


BOYLE LEASING TECHNOLOGIES, INC.
 as Servicer

By:_________________________________
   Name:
   Title:


NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION,
 as Back-Up Servicer


By:_________________________________
   Name:
   Title:

NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION,
 as Indenture Trustee

By:_________________________________
   Name:
   Title:

                                                                      SCHEDULE A


                                 LEASE SCHEDULE

                                                                      SCHEDULE B


                            TARGETED BALANCE SCHEDULE
                                   SERIES ---

                                                                      SCHEDULE C


               [Form of Warehouse Funding Report, if applicable]

                                                                     Exhibit D-1
[MBIA LOGO]

                                FORM OF TERM NOTE
                         NOTE GUARANTY INSURANCE POLICY

OBLIGATIONS:   $18,885,370.15                        POLICY NUMBER: 604260
               BLT Finance Corp. III
               7.33% Lease-Backed Note, Series 1994-A

        Municipal Bond Investors Assurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Note Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received by Norwest Bank Minnesota, National Association, as indenture trustee for the Owners (the "Indenture Trustee"), on behalf of the Owners, for distribution by the Indenture Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Indenture Trustee, whether or not such funds are properly applied by the Indenture Trustee. Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

        Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust Estate or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

        The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of such Preference Amount, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

        The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Deficiency Amount is due or the Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended Notice.

[MBIA LOGO]

        Insured Payments due hereunder, unless otherwise stated herein will be disbursed by the Fiscal Agent to the Indenture Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Indenture Trustee for the payment of such Insured Payment and legally available therefor.

         The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

         Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer hereunder.

        As used herein, the following terms shall have the following meanings:

        "Agreement" means the Indenture dated as of November 1, 1994, among BLT Finance Corp. III, as Issuer, Boyle Leasing Technologies, Inc., as Servicer, and Norwest Bank Minnesota, National Association, as Back-up Servicer and Indenture Trustee, without regard to any amendment or supplement thereto.

        "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or in the city in which the corporate trust office of the Indenture Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

        "Deficiency Amount" means (a) for any Payment Date, any shortfall in amounts available in the Collection Account to pay the interest due on the Obligations after giving effect to the transfers from the Cash Collateral Account pursuant to Section 12.03(d)(i) of the Agreement and after payment of all amounts payable pursuant to Section 12.02(d)(i) through (iv) of the Agreement, plus (b) on the Stated Maturity, any shortfall in amounts available in the Collection Account to pay the Principal Distribution Amount after giving effect to the transfers from the Cash Collateral Account pursuant to
Section 12.03(d)(i) of the Agreement and after the payment of all amounts payable pursuant to Section 12.02(d)(i) through (vi) of the Agreement.

        "Insured Payment" means (i) as of any Payment Date, any Deficiency Amount and (ii) any Preference Amount.

        "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Insured Payment which shall be due and owing on the applicable Payment Date.

        "Owner" means each Noteholder (as defined in the Agreement) who, on the applicable Payment Date, is entitled under the terms of the applicable Notes to payment under the Policy.

        "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

        Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set

[MBIA LOGO]

forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

        Any notice hereunder or service of process on the Fiscal Agent of the Insurer may be made at the address listed below for the Fiscal Agent of the Insurer or such other address as the insurer shall specify in writing to the Indenture Trustee.

        The notice address of the Fiscal Agent is 61 Broadway, 15th Floor, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Indenture Trustee in writing.

        This Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

        The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

        This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.

        IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 16th day of November, 1994.


                                MUNICIPAL BOND INVESTORS
                                ASSURANCE CORPORATION



                                By /s/ [Illegible]
                                   ------------------------
                                   Assistant Secretary

[MBIA LOGO]

                                    EXHIBIT A

                        TO NOTE GUARANTY INSURANCE POLICY
                                 NUMBER: 604260

                           NOTICE UNDER NOTE GUARANTY
                         INSURANCE POLICY NUMBER: 604260


State Street Bank and Trust Company, N.A., as Fiscal Agent for Municipal Bond Investors
 Assurance Corporation
61 Broadway, 15th Floor
New York, NY 10006
Attention: Municipal Registrar and
             Paying Agency

Municipal Bond Investors
 Assurance Corporation
113 King Street
Armonk, NY 10504

     The undersigned, a duly authorized officer of Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"), hereby certifies to State Street Bank, and Trust Company, N.A. (the "Fiscal Agent") and Municipal Bond Investors Assurance Corporation (the "Insurer"), with reference to Note Guaranty Insurance Policy Number: 604260 (the "Policy") issued by the Insurer in respect of the Rothschild Asset-Backed Finance Conduit V, 7.33% Lease-Backed Note, Series 1994-A (the "Obligations"), that:

          (i) the Indenture Trustee is the indenture trustee under the Indenture dated as of November 1. 1994, among BLT Finance Corp. III, as Issuer, Boyle Leasing Technologies, Inc., as Servicer, and Norwest Bank Minnesota, National Association, as Back-up Servicer and Indenture Trustee;

          (ii) the amount due under clause (a) of the definition of Deficiency Amount for the Payment Date occurring on (the "Applicable Payment Date") is
     $      ;

          (iii) the amount due under clause (b) of the definition of Deficiency
     Amount for the Applicable Payment Date is $   ;

          (iv) the sum of the amounts listed in paragraphs (ii) and (iii) above
     is $   (the "Deficiency Amount");

          (v) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is $____ (the "Preference Amount");

          (vi) the total Insured Payment due is $    , which amount equals the
     sum of the Deficiency

[MBIA LOGO]


     Amount and the Preference Amount;

           (vii) the Indenture Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in (iv) above to be applied to the payment on the Obligations for the Applicable Payment Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (v) above to be applied to the payment of any Preference Amount; and

          (viii) the Indenture Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the
     Policy: [INDENTURE TRUSTEE'S ACCOUNT].

     Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

     Any person who knowingly and with intent to defraud any insurance company or other person files a statement of claim containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime.

     IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this
Notice under the Policy as of the      day of     ,     .



                                             as Indenture Trustee

                                   By ________________________________________
                                   Title _____________________________________

                                                                     Exhibit-D-2


                                                                           DRAFT
                                                                      KUTAK ROCK
                                                                        11/09/94


                                FORM OF TERM NOTE
                         NOTE GUARANTY INSURANCE POLICY


OBLIGATIONS:    $[       ]                                   POLICY NUMBER:
                BLT Finance Corp.  III
                [  ]% Lease-Backed Note, Series 1994-A


     Municipal Bond Investors Assurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Note Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received by Norwest Bank Minnesota, National Association, as indenture trustee for the Owners (the "Indenture Trustee"), on behalf of the Owners, for distribution by the Indenture Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Indenture Trustee, whether or not such funds are properly applied by the Indenture Trustee. Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

     Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust Estate or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

     The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of such Preference Amount, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

     The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Deficiency Amount is due or the Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the Fiscal Agent) of a Notice (as described below); provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended Notice.

     Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Indenture Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Indenture Trustee for the payment of such Insured Payment and legally available therefor.

     The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

     Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer hereunder.

     As used herein, the following terms shall have the following meanings:

     "Agreement" means the Indenture dated as of November 1, 1994, among BLT Finance Corp. III, as Issuer, Boyle Leasing Technologies, Inc., as Servicer, and Norwest Bank Minnesota, National Association, as Back-up Servicer and Indenture Trustee, without regard to any amendment or supplement thereto.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or in the city in which the corporate trust office of the Indenture Trustee under, the Agreement is located are authorized or obligated by law or executive order to close.

     "Deficiency Amount" means (a) for any Payment Date, any shortfall in amounts available in the Collection Account to pay the interest due on the Obligations after giving effect to the transfers from the Cash Collateral Account pursuant to Section 12.03(d)(i) of the Agreement and after payment of all amounts payable pursuant to Section 12.02(d)(i) through (iv) of the Agreement, plus (b) on the Stated Maturity, any shortfall in amounts available in the Collection

Account to pay the Principal Distribution Amount after giving effect to the transfers from the Cash Collateral Account pursuant to Section 12.03(d)(i) of the Agreement and after the payment of all amounts payable pursuant to
Section 12.02(d)(i) through (vi) of the Agreement.

     "Insured Payment" means (i) as of any Payment Date, any Deficiency Amount and (ii) any Preference Amount.

     "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Insured Payment which shall be due and owing on the applicable Payment Date.

     "Owner" means each Noteholder (as defined in the Agreement) who, on the applicable Payment Date, is entitled under the terms of the applicable Notes to payment under the Policy.

     "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

     Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

     Any notice hereunder or service of process on the Fiscal Agent of the Insurer may be made at the address listed below for the Fiscal Agent of the Insurer or such other address as the Insurer shall specify in writing to the Indenture Trustee.

     The notice address of the Fiscal Agent is 61 Broadway, 15th Floor, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Indenture Trustee in writing.

     This Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

     The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

     This Policy is not cancelable for any reason the premium on this Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.

     IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and this day of November, 1994.

                                   MUNICIPAL BOND INVESTORS
                                   ASSURANCE CORPORATION



                                   By _________________________________


Attest:




BY __________________________
   Secretary

                                    EXHIBIT A

                        TO NOTE GUARANTY INSURANCE POLICY
                                   NUMBER: [ ]

                           NOTICE UNDER NOTE GUARANTY
                          INSURANCE POLICY NUMBER: [ ]

State Street Bank and Trust Company, N.A., as Fiscal Agent for Municipal Bond Investors
  Assurance Corporation
61 Broadway, 15th Floor
New York, NY 10006
Attention:  Municipal Registrar and Paying Agency

Municipal Bond Investors
  Assurance Corporation
113 King Street
Armonk, NY 10504

     The undersigned, a duly authorized officer of   , as indenture trustee (the
"Indenture Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and Municipal Bond Investors Assurance Corporation (the "Insurer"), with reference to Note Guaranty Insurance Policy Number: (the "Policy") issued by the Insurer in respect of the Rothschild Asset-Backed Finance Conduit V, [ ]% Lease-Backed Note, Series 1994 (the "Obligations"), that:

          (i) the Indenture Trustee is the indenture trustee under the Indenture dated as of November 1, 1994, among BLT Finance Corp. III, as Issuer, Boyle Leasing Technologies, Inc., as Servicer, and Norwest Bank Minnesota, National Association, as Back-up Servicer and Indenture Trustee;

          (ii) the amount due under clause (a) of the definition of Deficiency
     Amount for the Payment Date occurring on         (the "Applicable Payment
     Date") is $          ;

          (iii) the amount due under clause (b) of the definition of Deficiency
     Amount for the Applicable Payment Date is $     ;

          (iv) the sum of the amounts listed in paragraphs (ii) and (iii) above
     is $       (the "Deficiency Amount");

          (v) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is
     $     (the "Preference Amount");

          (vi) the total Insured Payment due is $       which amount equals the
     sum of the Deficiency Amount and the Preference Amount;

           (vii) the Indenture Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in (iv) above to be applied to the payment on the Obligations for the Applicable Payment Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (y) above to be applied to the payment of any Preference Amount; and

          (viii) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy:
     [INDENTURE TRUSTEE'S ACCOUNT].

     Any capitalized term used in this Notice and not otherwise defined herein shall have the, meaning assigned thereto in the Policy.

     Any person who knowingly and with intent to defraud any insurance company or other person files a statement of claim containing any materially false information, or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

     IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this
Notice under the Policy as of the         day of    ,  .



                                                  as Indenture Trustee

                                        By __________________________________
                                        Title _______________________________

                                                                     EXHIBIT E-1

                               FORM OF TERM NOTE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN THE INDENTURE UNDER WHICH THIS NOTE IS ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE, INDENTURE TRUSTEE UPON REQUEST).

DUE TO THE PROVISIONS FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANYONE PURCHASING THIS NOTE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL AMOUNT HEREOF BY INQUIRY OF THE INDENTURE TRUSTEE.


No. ______________________                                    $_______________


                              BLT FINANCE CORP. III
                     7.33% LEASE-BACKED NOTE, SERIES 1994-A

DELIVERY DATE:  November 16,1994             STATED MATURITY:  December 16,1998

     BLT Finance Corp. 111, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts (the "Issuer", which term includes any successor entity under the Indenture referred to below), for value received,
hereby promises to pay to           , or its registered assigns, the principal
gum of                        Dollars ($                ) in monthly
installments beginning on December 16, 1994, and to pay interest monthly in arrears on the unpaid portion of said principal sum (and, to the extent that the payment of such interest shall be legally enforceable, on any overdue installment of interest on this Note) on the sixteenth day of each calendar month or, if such sixteenth day is not a Business Day, the Business Day immediately following (each, a "Payment Date"), for the period from and
including the Delivery Date set forth above through             , 1994, and
thereafter, monthly from and including the most recent Payment Date through the day immediately preceding the applicable Payment Date, until the last day preceding the Final Payment Date, at the rate of 7.33% per annum (calculated on the basis of a 360-day year consisting of 12 months of 30 days each). Each monthly installment of principal payable on this Note shall be an amount equal to the Pro Rata share of the Principal Distribution Amount plus any Additional Principal Amount, as such term is defined in the Indenture described herein. Any remaining unpaid portion of the principal amount of this Note shall be due and payable no later than the Stated Maturity referred to above. The interest and principal so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered on the Record Date for such Payment Date, which shall be the close of business on the last day of the month prior to such Payment Date (whether or not a Business
Day).

     The principal and interest on this Note are payable by check mailed by first-class mail to the Person whose name appears as the Registered Holder of this Note on the Note Register at the address of such Person as it appears on the Note Register, or by wire transfer in immediately available funds to the account specified in writing to the Indenture Trustee by the Person whose name appears as the Registered Holder of this Note on the Note Register received at least five Business Days prior to the Record Date for the Payment Date on which wire transfers Will commence, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Funds represented by checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Indenture, at the office or agency in the United States of America designated as such by the Issuer for such purpose pursuant to the Indenture.

     This Note is one of a duly authorized issue of Notes of the Issuer designated as its 7.33% Lease-Backed Notes, Series 1994-A Due December 16,1998 (herein called the "Notes") issued and to be issued under the Specific Terms and Conditions of Indenture dated November 1, 1994, and the Standard Terms and Conditions of Indenture dated November 1, 1994, appended thereto and incorporated therein (herein called the "Indenture"), among the Issuer, Boyle Leasing Technologies, Inc., as Servicer, and Norwest Bank Minnesota, National Association, as Indenture Trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which the Indenture, and all indentures supplemental thereto, reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes, and the terms upon which the Notes are, and am to be, authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     The Notes are secured by certain Lease Receivables and by certain other Collateral described in the Indenture and the Note Guaranty Insurance Policy issued by MBIA. The Trust Estate secures the Notes equally and ratably without prejudice, priority or distinction between, Any Note and any other Note by reason of time of issue or otherwise, and also secures the payment of certain other amounts and certain other obligations as described in the Indenture.

     Unless earlier declared due and payable by reason of an Event of Default, Notes are payable only at the time and in the manner provided in the Indenture and are not redeemable or prepayable at the option of the Issuer before such time, except that the Notes shall be redeemable at the option of the Issuer, and in the absence of the exercise thereof, by MBIA in whole but not in part, at any time after the Outstanding Principal Amount of Notes declines to 10% or less of the original principal amount of the Notes at a redemption price equal to the Outstanding Principal Amount thereof plus accrued interest thereon to the date of redemption. If an Event of Default as defined in the Indenture shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner said with the effect, provided in the indenture.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer upon surrender of this Note for registration of transfer at the office or agency of the Issuer in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Indenture Trustee and duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same Stated Maturity of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

     Prior to due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee, nor any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer, the Indenture Trustee, the Back-up Servicer, the Servicer and MBIA with the consent of the Holders of 66-2/3% in aggregate principal amount of Notes at the time Outstanding. The Indenture also contains provisions permitting MBIA or the Holders of specified percentages in aggregate principal amount of the Notes at the time Outstanding with the prior written consent of MBIA, on behalf of the Holders of all Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     The Notes are issuable only in registered form without coupons in such authorized denominations as provided in the Indenture and subject to certain limitations therein set forth.

     This Note and the Indenture shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note, but solely from the Collateral pledged to the Indenture Trustee under the Indenture and the Policy at the times, place and rate, and in the coin or currency, herein prescribed. Notwithstanding anything else to the contrary contained in this Note or the Indenture, the obligation of the Issuer to pay the principal of and interest on this Note is not a general obligation of the Issuer, nor its officers or directors, but is limited solely to the Collateral pledged under the Indenture.

                             STATEMENT OF INSURANCE

     Municipal Bond Investors Assurance Corporation ("MBIA") has issued a Note Guaranty Insurance Policy (the "Policy") containing the following provisions, such Policy being on file at the offices of the Indenture Trustee at 6th Street and Marquette Avenue, Minneapolis, Minnesota 55479-0069.

     MBIA, in consideration of the payment of the premium and subject to the terms of the Policy, thereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received by the Indenture Trustee, as Indenture Trustee for the Owners, on behalf of the Owners, for distribution by the Indenture Trustee to each Owner of each Owner's proportionate share of the Insured Payment. MBIA's obligations under the Policy with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Indenture Trustee whether or not such funds are properly applied by the Indenture Trustee. Insured Payments shall be made only at the time set forth in the Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of MBIA. "Obligations" shall mean:



                                       $
                              BLT Finance Corp. III
                   7.33% Lease-Backed Term Note, Series 1994-A

     Notwithstanding the foregoing paragraph, the Policy does not cover shortfalls, if any, attributable to the liability of the Trust Estate or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

     MBIA will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) Of (i) a certified copy of the order requiring the return of such Preference Amount, (ii) an opinion of counsel satisfactory to MBIA that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by MBIA, irrevocably assigning to MBIA all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of MBIA as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory TO MBIA, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall, be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to the Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

     MBIA will pay any other amount payable under the Policy no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Deficiency Amount is due or the Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A. as Fiscal Agent for MBIA or any successor fiscal agent appointed by MBIA (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the MW Agent is NOT in proper form or is otherwise insufficient for the purpose of making claim under the Policy, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and MBIA or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee, and the Indenture Trustee may submit an amended Notice.

     Insured Payments due under the Policy, unless otherwise stated therein will be disbursed by the Fiscal Agent to the Indenture Trustee on behalf of the Owner by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Indenture Trustee for the payment of such Insured Payment and legally available therefor.

     The Fiscal Agent is the agent of MBIA only and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of MBIA to deposit, or cause to be deposited, sufficient funds to make payments due under the Policy,

     Subject to the terms of the Agreement, MBIA shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by MBIA under the Policy.

     As used herein, the following terms shall have the following meanings:

     "Agreement" means the Indenture dated as of November 1, 1994, among BLT Finance Corp. III as Issuer, Boyle Leasing Technologies, Inc., as Servicer, and Norwest Bank Minnesota, National Association, as Back-up Servicer and Indenture Trustee, without regard to any amendment or supplement thereto.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or in the city in which the corporate trust office of the Indenture Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

     "Deficiency Amount" means (a) for any Payment Date, any shortfall in amounts available in the Collection Account to pay the interest due on the Obligations after giving effect to the transfers from the Cash Collateral Account pursuant to Section 12.03(d)(i) of the Agreement and after payment of all amounts payable pursuant to Section 12.02(d)(i) through (iv) of the Agreement, plus (b), on the Stated Maturity any shortfall in amounts available in the Collection Account to pay the Principal Distribution Amount after giving effect to the transfers from the Cash Collection Account pursuant to
Section 12.03(d)(i) of the Agreement and after the payment of all amounts payable pursuant to Section 12.02(d)(i) through (vi) of the Agreement.

     "Insured Payment" means (i) as of any Payment Date, any Deficiency Amount and (ii) any Preference Amount,

     "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Insured Payment which shall be due and owing on the applicable Payment Date.

     "Owner" means each Noteholder (as defined in the Agreement) who, on the applicable Payment Date, is entitled under the terms of the applicable Notes to payment under the Policy.

     "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

     Capitalized. terms used in the Policy and not otherwise defined therein shall have the respective meanings set forth in the Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by MBIA.

     Any notice under the Policy or service of process on the Fiscal Agent of MBIA may be made at the address listed below for the Fiscal Agent of MBIA or such other address as MBIA shall specify in writing to the Indenture Trustee.

     The notice address of the Fiscal Agent is 61 Broadway, 15th Floor, New York, New York 10006 Attention: Municipal Registrar and Paying Agency or such other address as the Fiscal Agent and MBIA shall specify to the Indenture Trustee in writing.

     The Policy is being issued under and pursuant to, and shall be construed under the laws of the State of New York, without giving effect to the conflict of laws principles thereof

     The insurance provided by the Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

     The Policy is not cancelable for any reason. The premium on the Policy is not refundable for any reason including payment, or provision being made for payment, prior to final payment of the Obligations.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid obligatory for any purpose.

     IN WITNESS WHEREOF, BLT Finance Corp. III has caused this instrument to be signed, manually, by its President or a Vice President.





                                       By: ___________________________________
                                                  [Vice] President

                          [FORM OF INDENTURE TRUSTEE'S
                         CERTIFICATE OF AUTHENTICATION]

     This is one of the Notes described in the within-mentioned Indenture.

Dated:

NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION




By: __________________________________
         Authorized Signatory



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                                                                     Exhibit E-2

                             FORM OF WAREHOUSE NOTE

     THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN THE INDENTURE UNDER WHICH THIS NOTE IS ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE INDENTURE TRUSTEE UPON REQUEST).

DUE TO THE PROVISIONS FOR THE PAYMENT AND REBORROWING OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANYONE PURCHASING THIS NOTE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL AMOUNT HEREOF BY INQUIRY OF THE INDENTURE TRUSTEE.

No. __________________                                         $ ______________


                             BLT FINANCE CORP. III

                   LEASE-BACKED WAREHOUSE NOTE, SERIES 1994-B



DELIVERY DATE:  November 16, 1994                 STATED MATURITY:  May 16, 2001

     BLT Finance Corp. III, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts (the "Issuer", which term includes any successor entity under the Indenture referred to below), for value received,
hereby promises to pay to              , or its registered assigns (the
"Warehouse Lender"), on the Stated Maturity set forth above, the principal sum
of                        Dollars ($                    ), or, if less, the
sum of all Warehouse Fundings made under this Note, less the amount of all principal payments previously made by the Issuer to the Warehouse Lender (the "Outstanding Principal Amount"), and to pay interest monthly in arrears on the unpaid portion of said Outstanding Principal Amount (and, to the extent that the payment of such interest shall be legally enforceable, on any overdue installment of interest on this Note) on the sixteenth day of each calendar month or, if such sixteenth day is not a Business Day, the Business Day immediately following (each, a "Payment Date"), monthly from and including the most recent Payment Date through the day immediately preceding the applicable Payment Date, until the last day preceding the Final Payment Date, at the


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then applicable Floating Interest Rate or Fixed Interest Rate, determined as set forth in the Indenture described herein. Principal and interest shall be paid in
monthly installments beginning on                     , 1994, and each
installment of principal shall be in an amount equal to the Pro Rata Share of the Principal Distribution Amount plus any Additional Principal Amount, as such terms are defined in the Indenture described herein. The interest and principal so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered on the Record Date for such Payment Date, which shall be the close of business on the last day of the month prior to such Payment Date (whether or not a Business Day). (Interest shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each.)

     The Warehouse Fundings made by the Warehouse Lender to the Issuer shall be evidenced by this Note and the Warehouse Lender shall endorse on the grid annexed hereto, the date and amount of each Warehouse Funding made by it to the Issuer and the amount of each payment of principal made by the Issuer with respect thereto. The Warehouse Lender is irrevocably authorized by the Issuer to endorse this Note and the Warehouse Lender's records shall be effective only if such records are in agreement with the related Warehouse Funding Reports delivered pursuant to the Indenture; PROVIDED, HOWEVER that the failure of the Warehouse Lender to make, or an error in making, a notation thereon with respect to any Warehouse Funding shall not limit or otherwise affect the obligations of the Issuer hereunder or under the Indenture.

     The principal and interest on this Note are payable by check mailed by first-class mail to the Person whose name appears as the Registered Holder of this Note on the Note Register at the address of such Person as it appears on the Note Register, or by wire transfer in immediately available funds to the account specified in writing to the Indenture Trustee by the Person whose name appears as the Registered Holder of this Note on the Note Register received at least five Business Days prior to the Record Date for the Payment Date on which wire transfers will commence, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Funds represented by checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Indenture, at the office or agency in the United States of America designated as such by the Issuer for such purpose pursuant to the Indenture.

     This Note is one of a duly authorized issue of Notes of the Issuer designated as its Lease-Backed Warehouse Notes, Series 1994-B, Due May 16, 2001 (herein called the "Notes") issued and to be issued under the Specific Terms and Conditions of Indenture dated as of November 1, 1994, and the Standard Terms and Conditions of Indenture dated as of November 1, 1994, and the Supplement to Indenture, Warehouse Notes, Series 1994-B, appended thereto and incorporated therein (herein collectively called the "Indenture"), among the Issuer, Boyle Leasing Technologies, Inc., as Servicer, and Norwest Bank Minnesota, National Association, as Indenture Trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which the Indenture, and all indentures supplemental thereto, reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. All


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


terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     The Notes are secured by certain Lease Receivables and by certain other Collateral described in the Indenture and the Note Guaranty Insurance Policy issued by MBIA. The Trust Estate secures the Notes equally and ratably with all other Series of notes issued by the Issuer pursuant to the Indenture without prejudice, priority or distinction between any Note and any other Note by reason of time of issue or otherwise, and also secures the payment of certain other amounts and certain other obligations as described in the Indenture.

     Unless earlier declared due and payable by reason of an Event of Default, Notes are payable only at the time and in the manner provided in the Indenture, except that the Notes may be redeemed in full at the option of the Issuer at any time and in the absence of the exercise thereof, by MBIA in whole but not in part at any time after the Outstanding Principal Amount of the Notes declines to 10% or less of the Series Initial IPB, at a redemption price equal to the Outstanding Principal Amount thereof plus accrued interest thereon to the date of redemption. If an Event of Default as defined in the Indenture shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer upon surrender of this Note for registration of transfer at the office or agency of the Issuer in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Indenture Trustee and duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of the same Stated Maturity of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

     Prior to due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee, nor any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer, the Indenture Trustee, the Back-up Servicer, the Servicer and MBIA with the consent of the Holders of 66-2/3% in aggregate principal amount of Notes and all other notes issued under the Indenture at the time Outstanding. The Indenture also contains provisions permitting MBIA or the Holders of specified percentages in aggregate principal amount of the Notes and all other notes issued under the Indenture at the time Outstanding with the prior written consent of MBIA, on behalf of the Holders of all Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and



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


binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     The Notes are issuable only in registered form without coupons in such authorized denominations as provided in the Indenture and subject to certain limitations therein set forth.

     This Note and the Indenture shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal. of and interest on this Note, but solely from the Collateral pledged to the Indenture Trustee under the Indenture and the Obligation Insurance Policy at the times, place and rate, and in the coin or currency, herein prescribed. Notwithstanding anything else to the contrary contained in this Note or the Indenture, the obligation of the Issuer to pay the principal of and interest on this Note is not a general obligation of the Issuer, nor its officers or directors, but is limited solely to the Collateral pledged under the Indenture.

                             STATEMENT OF INSURANCE

     Municipal Bond Investors Assurance Corporation ("MBIA") has issued a Note Guaranty Insurance Policy (the "Policy") containing the following provisions, such Policy being on file at the offices of the Indenture Trustee at 6th Street and Marquette Avenue, Minneapolis, Minnesota 55479-0069.

     MBIA, in consideration of the payment of the premium and subject to the terms of the Policy, thereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received by the Indenture Trustee, as Indenture Trustee for the Owners, on behalf of the Owners, for distribution by the Indenture Trustee of such Insured Payment to each Owner of each Owner's proportionate share of the Insured Payment. MBIA's obligations under the Policy with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Indenture Trustee whether or not such funds are properly applied by the Indenture Trustee. Insured Payments shall be made only at the time set forth in the Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of MBIA. "Obligations" shall mean:


                          Not to Exceed $25,000,000.00
                              BLT Finance Corp. III
                          Warehouse Note, Series 1994-B




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


     Notwithstanding the foregoing paragraph, the Policy does not cover shortfalls, if any, attributable to the liability of the Trust Estate or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

     MBIA will pay any Insured Payment that is a Preference Amount following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of such Preference Amount,
(ii) an opinion of counsel satisfactory to MBIA that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by MBIA, irrevocably assigning to MBIA all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and
(iv) appropriate instruments to effect the appointment of MBIA as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to MBIA, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

     MBIA will pay any other amount payable under the Policy no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Deficiency Amount is due or the Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A. as Fiscal Agent for MBIA or any successor fiscal agent appointed by MBIA (the "Fiscal Agent") of a Notice (as described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim under the Policy, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and MBIA or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee, and the Indenture Trustee may submit an amended Notice.

     Insured Payments due under the Policy unless otherwise stated therein will be disbursed by the Fiscal Agent to the Indenture Trustee on behalf of the Owner by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect Insured Payments, related to Preference Amounts, any amount held by the Indenture Trustee for the payment of such Insured Payment and legally available therefor.

     The Fiscal Agent is the agent of MBIA only and the Fiscal Agent shall in no event be liable to Owner for any acts of the Fiscal Agent or any failure of MBIA to deposit, or cause to be deposited, sufficient funds to make payments due under the Policy.

     Subject to the terms of the Agreement, MBIA shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by MBIA under the Policy.



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     As used herein, the following terms shall have the following meanings.:

     "Agreement" means the Indenture dated as of November 1, 1994, among BLT Finance Corp. III as Issuer, Boyle Leasing Technologies, Inc., as Servicer, and Norwest Bank Minnesota, National Association, as Back-up Servicer and Indenture Trustee, without regard to any amendment or supplement thereto.

     "Business Day" means any day other than a Saturday, a Sunday or day on which banking institutions in New York City or in the city in which the corporate trust office of the Indenture Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

     "Deficiency Amount" means (a) for any Payment Date, any shortfall in amounts available in the Collection Account to pay the interest due on the Obligations after giving effect to the transfers from the Cash Collateral Account pursuant to Section 12.03(d)(i) of the Agreement and after payment of all amounts payable pursuant to Section 12.02(d)(i) through (iv) of the Agreement, plus (b), on the Stated Maturity, any shortfall in amounts available in the Collection Account to pay the Principal Distribution Amount after giving affect to the transfers from the Cash Collateral Account pursuant to Section 12.03(d)(i) of the Agreement and after the payment of all amounts payable pursuant to Section 12.02(d)(i) through (vi) of the Agreement.

     "Insured Payment" means (i) as of any Payment Date, any Deficiency Amount and (ii) any Preference Amount.

     "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached to the Policy, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Insured Payment which shall be due and owing on the applicable Payment Date.

     "Owner" means each Holder (as defined in the Agreement) who, on the applicable Payment Date, is entitled under the terms of the applicable Notes to payment under the Policy.

     "Preference Amount" means any amount previously distributed to an Owner on the Notes that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

     Capitalized terms used in the Policy and not otherwise defined therein shall have the respective meanings set forth in the Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by MBIA.



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     Any notice under the Policy or service of proms on the Fiscal Agent of MBIA may be made at the address listed below for the Fiscal Agent of MBIA or such other address as MBIA shall specify in writing to the Indenture Trustee.

     The notice address of the Fiscal Agent is 61 Broadway, 15th Floor, New York, New York 10006 Attention: Municipal Registrar and Paying Agency or such other address as the Fiscal Agent and MBIA shall specify to the Indenture Trustee in writing.

     The Policy is being issued under and pursuant to, and shall be construed under the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

     The insurance provided by the Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

     The Policy is not cancelable for any reason. The premium on the Policy is not refundable for any reason including payment, or provision being made for payment, prior to final payment of the Obligations.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, BLT Finance Corp. III has caused this instrument to be signed, manually, by its President or a Vice President.




                                        By: __________________________________
                                                   [Vice] President




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                         CERTIFICATE OF AUTHENTICATION

     This is one of the Notes described in the within-mentioned Indenture.


Dated:

NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION



By: _________________________________
          Authorized Signatory



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                             GRID TO WAREHOUSE NOTE

Disbursement                   Amount
Date of                        of                     Principal
Warehouse                      Warehouse              Payment &
Funding                        Funding                Date Paid
-------                        -------                ---------







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